                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2012
                               ------------------------

Item 1. Reports to Stockholders

       2012 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES


      High Watermark Funds
      2020 High Watermark Fund
      SunAmerica
      Alternative Strategies Fund
      Global Trends Fund
      Focused Alpha Growth Fund
      Focused Alpha Large-Cap Fund



                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


          MESSAGE FROM THE PRESIDENT..............................  1
          EXPENSE EXAMPLE.........................................  4
          STATEMENT OF ASSETS AND LIABILITIES.....................  6
          STATEMENT OF OPERATIONS.................................  8
          STATEMENT OF CHANGES IN NET ASSETS......................  9
          FINANCIAL HIGHLIGHTS.................................... 11
          PORTFOLIO OF INVESTMENTS................................ 16
          NOTES TO FINANCIAL STATEMENTS........................... 28
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 57
          APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY
          AGREEMENTS.............................................. 58
          TRUSTEE AND OFFICER INFORMATION......................... 63
          SHAREHOLDER TAX INFORMATION............................. 65
          COMPARISONS: FUNDS VS. INDICES.......................... 67

        A MESSAGE FROM THE PRESIDENT -- (UNAUDITED)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Specialty Series, including SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund, 2020 High Watermark Fund, SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund, for the fiscal period ended
October 31, 2012.

Overall, global equities and bonds advanced solidly during the annual period, though volatility remained a dominant factor as impacted primarily by Europe's sovereign debt problems and uncertainty over the global economy.

As the annual period began in November 2011, the U.S. equity market was virtually flat and U.S. Treasury securities were favored over investment grade corporate bonds and riskier fixed income securities. Investor risk appetite was low primarily because of concerns about Europe's worsening sovereign debt crisis. Improving economic indicators here at home were generally offset by Standard & Poor's downgrades of several large banks and by Congress' failure to come to agreement on spending cuts. In December, U.S. Treasury security yields and global government bond yields continued to decline, but U.S. equities rallied broadly and there was a rebound in non-government fixed income asset classes with improved risk appetite. Such a reduction in market concerns was driven by the European Central Bank's (ECB) announcement of long-term refinancing operations designed to inject liquidity into Europe's financial system along with other central bank policies meant to ease global financial strains. International equities retreated during the last two months of 2011, as Europe's sovereign debt crisis deteriorated. The Euro's depreciation against the U.S. dollar further weakened returns as measured in U.S. dollars. During these two months, the Greek and Italian governments were replaced; credit conditions for banks tightened; and yields on Italian and Spanish government debt hovered near unsustainable levels.

Demand for U.S. Treasury securities declined between December 2011 and March 2012. For U.S. and international equities and riskier fixed income asset classes, gains extended through March 2012 amidst growing optimism that the U.S. economy was recovering and that Europe might eventually be able to stem its sovereign debt crisis. Indeed, economic data was largely better than expected, including employment, bank lending and Gross Domestic Product (GDP) reports. Despite widespread downgrades of sovereign debt by Standard & Poor's, European equity markets reflected improved sentiment that a widespread financial crisis would be averted.

Markets reversed course in the spring of 2012, however, when Europe's sovereign debt problems boiled over once again. High levels of volatility returned, as political instability in Greece threatened the country's membership in the Eurozone. Spain faced severe deficit issues, while its nation's banks clamored for liquidity. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term. During the second calendar quarter, investors were also discouraged by unfavorable economic reports from other parts of the world. An economic slowdown in China, long a powerhouse for global economic growth, became particularly worrisome. In the U.S., disappointing jobs reports dealt a crushing blow to investor sentiment. In turn, equities and non-U.S. Treasury fixed income sectors sold off from April through June, as investors retreated to assets perceived as safe havens.

Despite ongoing concerns about the health of the global economy and the sovereign debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the U.S. Although global economic data continued to be mixed, the flurry of downside surprises seen in the second calendar quarter of 2012 receded during the third calendar quarter and, outside of Europe, the risk of recession appeared to largely subside. Additionally, in response to growing debt pressures, the ECB relieved some investor fears by stating its conviction to hold the Eurozone together. Early in September 2012, the ECB announced a plan to purchase sovereign debt in the Eurozone's most troubled nations. Later that month, the U.S. Federal Reserve announced its long-awaited - and surprisingly aggressive - stimulus program, dubbed QE3, committing to purchase $40 billion of agency mortgage-backed securities per month until the U.S. economy exhibits enough strength to sustain real growth and improve labor market conditions. These central bank actions boosted equity and non-government bond fixed income sector performance globally, as investors' risk appetite increased in their search for higher returns. Equity and non-U.S. Treasury fixed income market momentum faded in October 2012 as the positive effects from the launch of QE3 waned and investors began to focus on a relatively weak outlook for earnings and profits.

In our attempt to best serve the long-term interests of our shareholders amidst whatever market conditions may arise, we continued to modify our investment options during the annual period. Most significantly, perhaps, the SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc., formerly closed-end funds, were reorganized into open-end mutual funds as newly established funds in the SunAmerica Specialty Series effective
January 23, 2012. The Funds' manager and sub-advisers remained the same, and the investment objectives and strategies are similar to those of the former closed-end funds. Also, effective August 13, 2012, several of the Focused Portfolios of the SunAmerica Series, Inc. - namely, Focused Growth Portfolio, Focused Technology Portfolio and Focused StarALPHA Portfolio - were reorganized into the SunAmerica Focused Alpha Growth Fund. In addition, Focused Growth and Income Portfolio of the SunAmerica Series, Inc. was reorganized into the SunAmerica Focused Alpha Large-Cap Fund. Please also note that, due to market conditions, the early termination conditions of the 2015 High Watermark Fund were met and as a result, the Fund was liquidated on October 26, 2012 and shareholders received the Protected High Watermark Value.

Furthermore, an Early Closure Condition occurred with respect to the 2020 High Watermark Fund. In turn, all share classes of this Fund are now closed to new investments, other than to existing shareholders in connection with the automatic reinvestment of dividends.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Specialty Series portfolios for the fiscal year ended October 31, 2012. You will also find a comprehensive review of the portfolios' performance and management strategies.

Thank you for being a part of the SunAmerica Specialty Series portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.
--------
Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

The 2020 High Watermark Fund's subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolio's exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the Fund may be required to invest 100% of its assets in fixed income securities. In these circumstances, the Fund may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Fund's ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities.
On the 2020 High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. The 2020 High

Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the 2020 High Watermark Fund, and Prudential Global Funding ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the 2020 High Watermark Fund, not to the Fund's shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Payment Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the Fund nor SunAmerica Asset Management Corp., the Fund's investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the Fund's expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher. The SunAmerica Alternative Strategies Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. The Fund may also hold investments through the managed futures strategy that may fluctuate significantly in value over short periods of time. Investors should consider buying shares of the SunAmerica Alternative Strategies Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Alternative Strategies Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Alternative Strategies Fund's investments in commodity-linked and hedge fund-linked instruments and in managed futures.
The risks associated with the Global Trends Fund's use of futures contracts include the risk that:
(i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e. the risk that the counterparty will not perform its obligations). The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the subadviser, will influence the performance of the Fund significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2012 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) on investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2012 and held until October 31, 2012.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended October 31, 2012" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2012" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2012" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2012" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other Funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2012" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2012" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2012" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2012 -- (UNAUDITED) (CONTINUED)

                                                                                               ENDING ACCOUNT
                                                                                                VALUE USING A
                                                  ENDING ACCOUNT  EXPENSES PAID               HYPOTHETICAL 5.0% EXPENSES PAID
                                     BEGINNING     VALUE USING     DURING THE     BEGINNING     ANNUAL RETURN    DURING THE
                                   ACCOUNT VALUE ACTUAL RETURN AT PERIOD ENDED  ACCOUNT VALUE  ASSUMED RETURN   PERIOD ENDED
                                     AT MAY 1,     OCTOBER 31,     OCTOBER 31,    AT MAY 1,    AT OCTOBER 31,    OCTOBER 31,
                                       2012            2012           2012*         2012            2012            2012*
                                   ------------- ---------------- ------------- ------------- ----------------- -------------
2020 HIGH WATERMARK FUND
  Class A#........................   $1,000.00      $1,030.11        $ 6.99       $1,000.00       $1,018.25        $ 6.95
  Class C#........................   $1,000.00      $1,026.10        $10.29       $1,000.00       $1,014.98        $10.23
  Class I#........................   $1,000.00      $1,032.09        $ 4.60       $1,000.00       $1,020.61        $ 4.57
SUNAMERICA ALTERNATIVE STRATEGIES
 FUND@
  Class A.........................   $1,000.00      $  967.81        $ 8.41       $1,000.00       $1,016.59        $ 8.62
  Class C#........................   $1,000.00      $  964.25        $11.70       $1,000.00       $1,013.22        $11.99
  Class W.........................   $1,000.00      $  970.03        $ 7.48       $1,000.00       $1,017.55        $ 7.66
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#........................   $1,000.00      $  943.28        $ 8.94       $1,000.00       $1,015.94        $ 9.27
  Class C#........................   $1,000.00      $  939.91        $12.19       $1,000.00       $1,012.57        $12.65
  Class W#........................   $1,000.00      $  943.97        $ 8.06       $1,000.00       $1,016.84        $ 8.36
SUNAMERICA FOCUSED ALPHA GROWTH
  Class A#........................   $1,000.00      $  967.63        $ 8.51       $1,000.00       $1,016.49        $ 8.72
  Class C#........................   $1,000.00      $  964.43        $11.70       $1,000.00       $1,013.22        $11.99
  Class W#........................   $1,000.00      $  968.54        $ 7.52       $1,000.00       $1,017.50        $ 7.71
SUNAMERICA FOCUSED ALPHA LARGE-
 CAP FUND
  Class A#........................   $1,000.00      $  982.65        $ 8.57       $1,000.00       $1,016.49        $ 8.72
  Class C#........................   $1,000.00      $  979.56        $11.79       $1,000.00       $1,013.22        $11.99
  Class W#........................   $1,000.00      $  983.68        $ 7.58       $1,000.00       $1,017.50        $ 7.71



                                     EXPENSE
                                   RATIO AS OF
                                   OCTOBER 31,
                                      2012*
                                   -----------
2020 HIGH WATERMARK FUND
  Class A#........................    1.37%
  Class C#........................    2.02%
  Class I#........................    0.90%
SUNAMERICA ALTERNATIVE STRATEGIES
 FUND@
  Class A.........................    1.70%
  Class C#........................    2.37%
  Class W.........................    1.51%
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#........................    1.83%
  Class C#........................    2.50%
  Class W#........................    1.65%
SUNAMERICA FOCUSED ALPHA GROWTH
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%
SUNAMERICA FOCUSED ALPHA LARGE-
 CAP FUND
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 366 days.These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2012" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2012" and the "Expense Ratios" would have been lower.
@  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2012


                                                                              2020 HIGH      SUNAMERICA     SUNAMERICA
                                                                              WATERMARK     ALTERNATIVE       GLOBAL
                                                                                FUND      STRATEGIES FUND# TRENDS FUND#
                                                                            ------------  ---------------- ------------
ASSETS:
Investments at value (unaffiliated)*....................................... $ 61,782,304    $231,266,252   $         --
Repurchase agreements (cost approximates value)............................    1,861,000      44,253,921    300,350,000
                                                                            ------------    ------------   ------------
  Total investments .......................................................   63,643,304     275,520,173    300,350,000
                                                                            ------------    ------------   ------------
Cash ......................................................................        2,027             413          1,455
Receivable for:
  Shares of beneficial interest sold.......................................           --         334,837        388,519
  Dividends and interest...................................................            1         463,964          2,245
Prepaid expenses and other assets..........................................        1,434           2,687          3,517
Due from broker............................................................           --              --      9,101,612
Due from investment adviser for expense reimbursements/fee waivers.........       42,464             669             --
Unrealized appreciation on forward foreign currency contracts..............           --              --      1,001,813
Variation margin on futures contracts......................................           --              --        693,635
                                                                            ------------    ------------   ------------
  Total assets.............................................................   63,689,230     276,322,743    311,542,796
                                                                            ------------    ------------   ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed ..................................       13,526         807,597        896,084
  Investments purchased....................................................           --              --             --
  Investment advisory and management fees..................................       35,104         242,143        303,975
  Distribution and service maintenance fees................................       25,349         101,229        118,788
  Transfer agent fees and expenses.........................................       14,446          61,908         66,820
  Trustees' fees and expenses..............................................          781           3,355          3,604
  Prudential Global Funding, Inc. (Note 1).................................       18,903              --             --
  Other accrued expenses...................................................       33,936          81,777         90,416
  Due to broker............................................................           --         893,123             --
  Due to investment adviser from expense recoupment........................           --              --          5,292
Unrealized depreciation on forward foreign currency contracts..............           --              --        998,922
Due to custodian...........................................................           --              --      2,291,037
Variation margin on futures contracts......................................           40         194,554             --
                                                                            ------------    ------------   ------------
  Total liabilities........................................................      142,085       2,385,686      4,774,938
                                                                            ------------    ------------   ------------
NET ASSETS................................................................. $ 63,547,145    $273,937,057   $306,767,858
                                                                            ============    ============   ============
NET ASSETS REPRESENTED BY:
Paid-in capital............................................................   70,687,108     360,960,199    317,170,284
Accumulated undistributed net investment income (loss).....................    1,080,852     (14,392,775)    (9,084,001)
Accumulated undistributed net realized gain (loss) on investments, futures
 contracts, options contracts and foreign exchange transactions............  (20,780,854)    (78,545,169)    (1,369,287)
Unrealized appreciation (depreciation) on investments......................   12,561,334       2,992,422             --
Unrealized appreciation (depreciation) on futures contracts................       (1,295)      2,863,000        (73,710)
Unrealized foreign exchange gain (loss) on other assets and liabilities....           --          59,380        124,572
                                                                            ------------    ------------   ------------
Net Assets................................................................. $ 63,547,145    $273,937,057   $306,767,858
                                                                            ============    ============   ============
*Cost
  Investments (unaffiliated)............................................... $ 49,220,970    $228,273,830   $         --
                                                                            ============    ============   ============

                                                                             SUNAMERICA     SUNAMERICA
                                                                            FOCUSED ALPHA FOCUSED ALPHA
                                                                             GROWTH FUND  LARGE-CAP FUND
                                                                            ------------- --------------
ASSETS:
Investments at value (unaffiliated)*....................................... $291,636,372  $ 261,589,653
Repurchase agreements (cost approximates value)............................           --             --
                                                                            ------------  -------------
  Total investments .......................................................  291,636,372    261,589,653
                                                                            ------------  -------------
Cash ......................................................................        1,196            395
Receivable for:
  Shares of beneficial interest sold.......................................      738,895        135,150
  Dividends and interest...................................................      269,392        141,194
Prepaid expenses and other assets..........................................        1,291         11,429
Due from broker............................................................           --             --
Due from investment adviser for expense reimbursements/fee waivers.........           --          2,024
Unrealized appreciation on forward foreign currency contracts..............           --             --
Variation margin on futures contracts......................................           --             --
                                                                            ------------  -------------
  Total assets.............................................................  292,647,146    261,879,845
                                                                            ------------  -------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed ..................................      483,967        377,983
  Investments purchased....................................................    3,904,439      2,507,356
  Investment advisory and management fees..................................      247,496        224,384
  Distribution and service maintenance fees................................      104,249         96,767
  Transfer agent fees and expenses.........................................       55,323         51,891
  Trustees' fees and expenses..............................................        1,101            355
  Prudential Global Funding, Inc. (Note 1).................................           --             --
  Other accrued expenses...................................................      167,721        123,312
  Due to broker............................................................           --             --
  Due to investment adviser from expense recoupment........................        6,898             --
Unrealized depreciation on forward foreign currency contracts..............           --             --
Due to custodian...........................................................           --             --
Variation margin on futures contracts......................................           --             --
                                                                            ------------  -------------
  Total liabilities........................................................    4,971,194      3,382,048
                                                                            ------------  -------------
NET ASSETS................................................................. $287,675,952  $ 258,497,797
                                                                            ============  =============
NET ASSETS REPRESENTED BY:
Paid-in capital............................................................  281,697,425    415,283,312
Accumulated undistributed net investment income (loss).....................       (4,541)        (9,344)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts and foreign exchange transactions............  (27,840,685)  (167,196,833)
Unrealized appreciation (depreciation) on investments......................   33,824,076     10,420,662
Unrealized appreciation (depreciation) on futures contracts................           --             --
Unrealized foreign exchange gain (loss) on other assets and liabilities....         (323)            --
                                                                            ------------  -------------
Net Assets................................................................. $287,675,952  $ 258,497,797
                                                                            ============  =============
*Cost
  Investments (unaffiliated)............................................... $257,812,296  $ 251,168,991
                                                                            ============  =============

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2012 -- (CONTINUED)


                                                                           2020 HIGH     SUNAMERICA     SUNAMERICA   SUNAMERICA
                                                                           WATERMARK    ALTERNATIVE       GLOBAL    FOCUSED ALPHA
                                                                             FUND     STRATEGIES FUND# TRENDS FUND#  GROWTH FUND
                                                                          ----------- ---------------- ------------ -------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets............................................................... $33,008,944   $181,487,449   $188,865,107 $249,508,225
Shares of beneficial interest issued and outstanding.....................   3,329,191     20,811,159     13,054,442   11,596,314
Net asset value and redemption price per share (excluding any applicable
 contingent deferred sales charge)....................................... $      9.92   $       8.72   $      14.47 $      21.52
Maximum sales charge (5.75% of offering price)...........................        0.61           0.53           0.88         1.31
                                                                          -----------   ------------   ------------ ------------
Maximum offering price to public......................................... $     10.53   $       9.25   $      15.35 $      22.83
                                                                          ===========   ============   ============ ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets............................................................... $14,122,740   $ 44,445,728   $ 57,065,097 $ 33,083,929
Shares of beneficial interest issued and outstanding.....................   1,436,605      5,148,898      3,965,165    1,544,242
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charge)............................ $      9.83   $       8.63   $      14.39 $      21.42
                                                                          ===========   ============   ============ ============
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets............................................................... $16,415,461   $         --   $         -- $         --
Shares of beneficial interest issued and outstanding.....................   1,646,808             --             --           --
Net asset value, offering and redemption price per share................. $      9.97   $         --   $         -- $         --
                                                                          ===========   ============   ============ ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets............................................................... $        --   $ 48,003,880   $ 60,837,654 $  5,083,798
Shares of beneficial interest issued and outstanding.....................          --      5,495,384      4,198,315      235,880
Net asset value, offering and redemption price per share................. $        --   $       8.74   $      14.49 $      21.55
                                                                          ===========   ============   ============ ============

                                                                            SUNAMERICA
                                                                          FOCUSED ALPHA
                                                                          LARGE-CAP FUND
                                                                          --------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets...............................................................  $225,787,405
Shares of beneficial interest issued and outstanding.....................    11,730,843
Net asset value and redemption price per share (excluding any applicable
 contingent deferred sales charge).......................................  $      19.25
Maximum sales charge (5.75% of offering price)...........................          1.17
                                                                           ------------
Maximum offering price to public.........................................  $      20.42
                                                                           ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets...............................................................  $ 32,357,731
Shares of beneficial interest issued and outstanding.....................     1,687,875
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charge)............................  $      19.17
                                                                           ============
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets...............................................................  $         --
Shares of beneficial interest issued and outstanding.....................            --
Net asset value, offering and redemption price per share.................  $         --
                                                                           ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets...............................................................  $    352,661
Shares of beneficial interest issued and outstanding.....................        18,285
Net asset value, offering and redemption price per share.................  $      19.29
                                                                           ============

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS


                                                        2020 HIGH     SUNAMERICA      SUNAMERICA    SUNAMERICA    SUNAMERICA
                                                        WATERMARK     ALTERNATIVE       GLOBAL     FOCUSED ALPHA FOCUSED ALPHA
                                                          FUND+    STRATEGIES FUND#+ TRENDS FUND#+ GROWTH FUND@  GROWTH FUND*
                                                       ----------  ----------------- ------------- ------------- -------------
INVESTMENT INCOME:
Dividends (unaffiliated).............................. $       --    $    375,329    $         --  $  2,854,823  $  2,422,496
Interest (unaffiliated)...............................  2,286,942       2,582,617         416,503           616         1,636
                                                       ----------    ------------    ------------  ------------  ------------
    Total investment income...........................  2,286,942       2,957,946         416,503     2,855,439     2,424,132
                                                       ----------    ------------    ------------  ------------  ------------
Expenses:
  Investment advisory and management fees.............    445,537       4,956,895       4,637,077     1,712,201     2,929,544
  Administration fees.................................         --              --              --         6,562       117,182
  Distribution and service maintenance fees:
   Class A............................................    121,500         974,823         817,950       506,008            --
   Class C............................................    156,460         595,770         525,663        77,125            --
  Service fees:
   Class I............................................     45,460              --              --            --            --
   Class W............................................         --          99,528          89,120         3,793            --
  Transfer agent fees and expenses:                                                                                    26,352
   Class A............................................     83,724         641,788         534,221       341,053            --
   Class C............................................     38,862         138,285         123,320        21,498            --
   Class I............................................     41,072              --              --            --            --
   Class W............................................         --         149,870         134,798        10,065            --
  Registration fees:
   Class A............................................     18,020          57,780          64,169        18,676            --
   Class C............................................     13,869          22,985           2,880        16,768            --
   Class I............................................     15,404              --              --            --            --
   Class W............................................         --          23,230           4,722        16,721            --
  Custodian and accounting fees.......................     27,650         108,182         105,406        53,783        76,805
  Reports to shareholders.............................     18,639          56,655          37,630        47,314       110,442
  Audit and tax fees..................................     39,958          61,903          55,734        40,663        48,411
  Legal fees..........................................     20,330          31,127          30,147        60,786       351,661
  Fees paid to Prudential Global Funding, Inc
   (Note 1)...........................................    239,905              --              --            --            --
  Trustees' fees and expenses.........................      6,243          38,017          28,064        18,481        49,171
  Interest expense....................................         --              --              --        35,589            --
  Other expenses......................................     17,907          22,921          17,056        20,909       124,009
                                                       ----------    ------------    ------------  ------------  ------------
   Total expenses before fee waivers, expense
    reimbursements,expense recoupments,
    custody credits and fees paid indirectly . .......  1,350,540       7,979,759       7,207,957     3,007,995     3,833,577
   Net (fees waived and expenses reimbursed)/
    recouped by investment advisor (Note 5)...........   (358,421)       (890,902)       (608,711)      (83,940)           --
   Custody credits earned on cash balances............         --              (8)            (31)          (17)          (10)
   Fees paid indirectly (Note 10).....................         --              --              --       (19,022)       (4,659)
                                                       ----------    ------------    ------------  ------------  ------------
   Net expenses.......................................    992,119       7,088,849       6,599,215     2,905,016     3,828,908
                                                       ----------    ------------    ------------  ------------  ------------
Net investment income (loss)..........................  1,294,823      (4,130,903)     (6,182,712)      (49,577)   (1,404,776)
                                                       ----------    ------------    ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments
 (unaffiliated).......................................  2,354,082     (52,345,780)             --    86,295,279    35,521,702
Net realized gain (loss) on futures contracts and
 written options contracts............................     15,316     (47,267,328)     (8,018,257)           --            --
Net realized foreign exchange gain (loss) on other
 assets and liabilities...............................         --         (47,141)     (3,305,584)         (863)           --
                                                       ----------    ------------    ------------  ------------  ------------
Net realized gain (loss) on investments and foreign
 currencies...........................................  2,369,398     (99,660,249)    (11,323,841)   86,294,416    35,521,702
                                                       ----------    ------------    ------------  ------------  ------------
Change in unrealized appreciation (depreciation) on
 investments (unaffiliated)...........................    918,321      19,481,806              --   (54,636,978)  (39,770,970)
Change in unrealized appreciation (depreciation) on
 futures contracts and written options contracts......     (6,145)      8,895,085         (53,787)           --            --
Change in unrealized foreign exchange gain (loss) on
 other assets and liabilities.........................         --          33,175         106,448          (323)           --
                                                       ----------    ------------    ------------  ------------  ------------
Net unrealized gain (loss) on investments and foreign
 currencies...........................................    912,176      28,410,066          52,661   (54,637,301)  (39,770,970)
                                                       ----------    ------------    ------------  ------------  ------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies...................  3,281,574     (71,250,183)    (11,271,180)   31,657,115    (4,249,268)
                                                       ----------    ------------    ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................ $4,576,397    $(75,381,086)   $(17,453,892) $ 31,607,538  $ (5,654,044)
                                                       ==========    ============    ============  ============  ============

                                                         SUNAMERICA      SUNAMERICA
                                                        FOCUSED ALPHA   FOCUSED ALPHA
                                                       LARGE-CAP FUND@ LARGE-CAP FUND*
                                                       --------------- ---------------
INVESTMENT INCOME:
Dividends (unaffiliated)..............................  $  1,452,789    $  1,969,786
Interest (unaffiliated)...............................           473             593
                                                        ------------    ------------
    Total investment income...........................     1,453,262       1,970,379
                                                        ------------    ------------
Expenses:
  Investment advisory and management fees.............     1,163,593       1,347,260
  Administration fees.................................         2,990          53,890
  Distribution and service maintenance fees:
   Class A............................................       354,325              --
   Class C............................................        74,834              --
  Service fees:
   Class I............................................            --              --
   Class W............................................           249              --
  Transfer agent fees and expenses:                                           26,338
   Class A............................................       249,601              --
   Class C............................................        21,071              --
   Class I............................................            --              --
   Class W............................................         4,888              --
  Registration fees:
   Class A............................................        18,041              --
   Class C............................................        16,721              --
   Class I............................................            --              --
   Class W............................................        16,727              --
  Custodian and accounting fees.......................        45,931          47,548
  Reports to shareholders.............................        28,174          73,866
  Audit and tax fees..................................        43,526          48,415
  Legal fees..........................................        53,673         342,151
  Fees paid to Prudential Global Funding, Inc
   (Note 1)...........................................            --              --
  Trustees' fees and expenses.........................        20,446          43,806
  Interest expense....................................         8,832              --
  Other expenses......................................        17,605          94,136
                                                        ------------    ------------
   Total expenses before fee waivers, expense
    reimbursements,expense recoupments,
    custody credits and fees paid indirectly . .......     2,141,227       2,077,410
   Net (fees waived and expenses reimbursed)/
    recouped by investment advisor (Note 5)...........       (97,038)             --
   Custody credits earned on cash balances............            (3)            (20)
   Fees paid indirectly (Note 10).....................        (5,500)             --
                                                        ------------    ------------
   Net expenses.......................................     2,038,686       2,077,390
                                                        ------------    ------------
Net investment income (loss)..........................      (585,424)       (107,011)
                                                        ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments
 (unaffiliated).......................................    32,382,298      15,356,317
Net realized gain (loss) on futures contracts and
 written options contracts............................            --              --
Net realized foreign exchange gain (loss) on other
 assets and liabilities...............................            --              --
                                                        ------------    ------------
Net realized gain (loss) on investments and foreign
 currencies...........................................    32,382,298      15,356,317
                                                        ------------    ------------
Change in unrealized appreciation (depreciation) on
 investments (unaffiliated)...........................   (15,141,452)    (17,261,840)
Change in unrealized appreciation (depreciation) on
 futures contracts and written options contracts......            --              --
Change in unrealized foreign exchange gain (loss) on
 other assets and liabilities.........................            --              --
                                                        ------------    ------------
Net unrealized gain (loss) on investments and foreign
 currencies...........................................   (15,141,452)    (17,261,840)
                                                        ------------    ------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies...................    17,240,846      (1,905,523)
                                                        ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................  $ 16,655,422    $ (2,012,534)
                                                        ============    ============

--------
#  Consolidated; See Note 2.
+  For the period November 1, 2011 through October 31, 2012.
@  For the period January 1, 2012 through October 31, 2012; See Note 1.
*  For the period January 1, 2011 through December 31, 2011

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS


                                                                                          2020 HIGH WATERMARK FUND
                                                                                          ------------------------
                                                                                            FOR THE      FOR THE
                                                                                          YEAR ENDED   YEAR ENDED
                                                                                          OCTOBER 31,  OCTOBER 31,
                                                                                             2012         2011
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $ 1,294,823  $ 1,364,148
  Net realized gain (loss) on investments and foreign currencies.........................   2,369,398      291,102
  Net unrealized gain (loss) on investments and foreign currencies.......................     912,176    3,050,632
                                                                                          -----------  -----------
Net increase (decrease) in net assets resulting from operations..........................   4,576,397    4,705,882
                                                                                          -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..................................................................          --           --
  Net investment income (Class A)........................................................    (703,826)    (665,080)
  Net investment income (Class C)........................................................    (217,222)    (213,676)
  Net investment income (Class I)........................................................    (438,868)    (376,527)
  Net investment income (Class W)........................................................          --           --
  Net realized gain on investments(1)....................................................          --           --
  Net realized gain on securities (Class A)..............................................          --           --
  Net realized gain on securities (Class C)..............................................          --           --
  Net realized gain on securities (Class I)..............................................          --           --
  Net realized gain on securities (Class W)..............................................          --           --
                                                                                          -----------  -----------
Total distributions to shareholders......................................................  (1,359,916)  (1,255,283)
                                                                                          -----------  -----------
SHARES PURCHASED THROUGH A TENDER OFFER (NOTE 8).........................................          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 8).  (7,632,205)  (3,563,542)
                                                                                          -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (4,415,724)    (112,943)

NET ASSETS:
Beginning of period......................................................................  67,962,869   68,075,812
                                                                                          -----------  -----------
End of period+........................................................................... $63,547,145  $67,962,869
                                                                                          ===========  ===========
--------
+ Includes accumulated undistributed net investment income (loss)........................ $ 1,080,852  $ 1,145,945
                                                                                          ===========  ===========

                                                                                             SUNAMERICA ALTERNATIVE
                                                                                                STRATEGIES FUND#
                                                                                          ---------------------------
                                                                                             FOR THE        FOR THE
                                                                                           YEAR ENDED     YEAR ENDED
                                                                                           OCTOBER 31,    OCTOBER 31,
                                                                                              2012           2011
                                                                                          -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  (4,130,903) $ (1,012,717)
  Net realized gain (loss) on investments and foreign currencies.........................   (99,660,249)   48,357,605
  Net unrealized gain (loss) on investments and foreign currencies.......................    28,410,066   (36,715,476)
                                                                                          -------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   (75,381,086)   10,629,412
                                                                                          -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..................................................................            --            --
  Net investment income (Class A)........................................................    (3,554,222)   (5,947,709)
  Net investment income (Class C)........................................................      (177,413)     (399,956)
  Net investment income (Class I)........................................................            --            --
  Net investment income (Class W)........................................................      (641,600)     (552,797)
  Net realized gain on investments(1)....................................................            --            --
  Net realized gain on securities (Class A)..............................................   (13,571,103)   (3,773,467)
  Net realized gain on securities (Class C)..............................................    (2,526,564)     (376,658)
  Net realized gain on securities (Class I)..............................................            --            --
  Net realized gain on securities (Class W)..............................................    (1,996,446)     (308,946)
                                                                                          -------------  ------------
Total distributions to shareholders......................................................   (22,467,348)  (11,359,533)
                                                                                          -------------  ------------
SHARES PURCHASED THROUGH A TENDER OFFER (NOTE 8).........................................            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 8).  (122,520,567)  118,126,989
                                                                                          -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (220,369,001)  117,396,868

NET ASSETS:
Beginning of period......................................................................   494,306,058   376,909,190
                                                                                          -------------  ------------
End of period+........................................................................... $ 273,937,057  $494,306,058
                                                                                          =============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $ (14,392,775) $ (7,233,009)
                                                                                          =============  ============

#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


                                                      SUNAMERICA GLOBAL                   SUNAMERICA FOCUSED
                                                         TRENDS FUND#                     ALPHA GROWTH FUND*
                                                 ---------------------------  ------------------------------------------
                                                               FOR THE PERIOD FOR THE PERIOD
                                                 FOR THE YEAR     JUNE 15,      JANUARY 1,     FOR THE      FOR THE YEAR
                                                    ENDED      2011@ THROUGH   2012 THROUGH   YEAR ENDED       ENDED
                                                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2012           2011           2012          2011           2010
                                                 ------------  -------------- -------------- ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $ (6,182,712)  $   (840,541)  $    (49,577) $ (1,404,776) $     193,175
  Net realized gain (loss) on investments and
   foreign currencies...........................  (11,323,841)     4,475,718     86,294,416    35,521,702     60,230,486
  Net unrealized gain (loss) on investments
   and foreign currencies.......................       52,661         (1,799)   (54,637,301)  (39,770,970)    26,986,131
                                                 ------------   ------------   ------------  ------------  -------------
Net increase (decrease) in net assets resulting
 from operations................................  (17,453,892)     3,633,378     31,607,538    (5,654,044)    87,409,792
                                                 ------------   ------------   ------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................           --             --             --            --       (193,175)
  Net investment income (Class A)...............   (2,250,904)            --             --            --             --
  Net investment income (Class C)...............     (200,350)            --             --            --             --
  Net investment income (Class I)...............           --             --             --            --             --
  Net investment income (Class W)...............     (471,084)            --             --            --             --
  Net realized gain on investments(1)...........           --             --             --            --     (3,572,544)
  Net realized gain on securities (Class A).....   (1,967,758)            --             --    (6,839,359)            --
  Net realized gain on securities (Class C).....     (276,702)            --             --            --             --
  Net realized gain on securities (Class I).....           --             --             --            --             --
  Net realized gain on securities (Class W).....     (369,838)            --             --            --             --
                                                 ------------   ------------   ------------  ------------  -------------
Total distributions to shareholders.............   (5,536,636)            --             --    (6,839,359)    (3,765,719)
                                                 ------------   ------------   ------------  ------------  -------------
SHARES PURCHASED THROUGH A TENDER OFFER
 (NOTE 8)(2)(3).................................           --             --             --            --   (109,887,787)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARETRANSACTIONS
 (NOTE 8).......................................   64,929,184    261,195,824     (9,947,885)           --             --
                                                 ------------   ------------   ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........   41,938,656    264,829,202     21,659,653   (12,493,403)   (26,243,714)

NET ASSETS:
Beginning of period.............................  264,829,202             --    266,016,299   278,509,702    304,753,416
                                                 ------------   ------------   ------------  ------------  -------------
End of period+.................................. $306,767,858   $264,829,202   $287,675,952  $266,016,299  $ 278,509,702
                                                 ============   ============   ============  ============  =============
--------
+ Includes accumulated undistributed net
 investment income (loss)....................... $ (9,084,001)  $ (1,576,754)  $     (4,541) $         --  $          --
                                                 ============   ============   ============  ============  =============

                                                             SUNAMERICA FOCUSED
                                                           ALPHA LARGE-CAP FUND*
                                                 -----------------------------------------
                                                 FOR THE PERIOD
                                                   JANUARY 1,   FOR THE YEAR  FOR THE YEAR
                                                  2012 THROUGH     ENDED         ENDED
                                                  OCTOBER 31,   DECEMBER 31,  DECEMBER 31,
                                                      2012          2011          2010
                                                 -------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................  $   (585,424) $   (107,011) $    600,487
  Net realized gain (loss) on investments and
   foreign currencies...........................    32,382,298    15,356,317    17,745,533
  Net unrealized gain (loss) on investments
   and foreign currencies.......................   (15,141,452)  (17,261,840)    8,089,538
                                                  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
 from operations................................    16,655,422    (2,012,534)   26,435,558
                                                  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................            --            --      (600,487)
  Net investment income (Class A)...............            --      (234,777)           --
  Net investment income (Class C)...............            --            --            --
  Net investment income (Class I)...............            --            --            --
  Net investment income (Class W)...............            --            --            --
  Net realized gain on investments(1)...........            --            --    (1,209,870)
  Net realized gain on securities (Class A).....            --    (5,051,464)           --
  Net realized gain on securities (Class C).....            --            --            --
  Net realized gain on securities (Class I).....            --            --            --
  Net realized gain on securities (Class W).....            --            --            --
                                                  ------------  ------------  ------------
Total distributions to shareholders.............            --    (5,286,241)   (1,810,357)
                                                  ------------  ------------  ------------
SHARES PURCHASED THROUGH A TENDER OFFER
 (NOTE 8)(2)(3).................................            --            --   (40,335,630)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARETRANSACTIONS
 (NOTE 8).......................................   121,823,477            --            --
                                                  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........   138,478,899    (7,298,775)  (15,710,429)

NET ASSETS:
Beginning of period.............................   120,018,898   127,317,673   143,028,102
                                                  ------------  ------------  ------------
End of period+..................................  $258,497,797  $120,018,898  $127,317,673
                                                  ============  ============  ============
--------
+ Includes accumulated undistributed net
 investment income (loss).......................  $     (9,344) $         --  $         --
                                                  ============  ============  ============

#  Consolidated; See Note 2.
@  Commencement of operations.
*  See Note 1.
(1)The total distributions for the calendar year ended December 31, 2010 exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits (see Note 4).
(2)Includes expenses associated with the in-kind offer during the year ended December 31, 2010.
(3)During the year ended December 31, 2010, shares were purchased through a tender offer of 6,106,571 at $0 cost and 2,413,809 at $0 cost for the SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc., respectively. (See Note 8)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/08    $11.99     $0.20      $(3.30)     $(3.10)    $(0.36)     $(0.79)    $(1.15) $7.74   (28.39)% $37,762     1.65%
  10/31/09      7.74      0.14        0.50        0.64      (0.16)         --      (0.16)  8.22     8.32    38,471     1.59
  10/31/10      8.22      0.16        0.72        0.88      (0.14)         --      (0.14)  8.96    10.90    35,827     1.53
  10/31/11      8.96      0.19        0.48        0.67      (0.17)         --      (0.17)  9.46     7.76    34,975     1.48
  10/31/12      9.46      0.19        0.46        0.65      (0.19)         --      (0.19)  9.92     6.96    33,009     1.42
                                                                        CLASS C
                                                                        -------
  10/31/08    $11.90     $0.13      $(3.27)     $(3.14)    $(0.28)     $(0.79)    $(1.07) $7.69   (28.82)% $14,330     2.30%
  10/31/09      7.69      0.08        0.50        0.58      (0.11)         --      (0.11)  8.16     7.59    16,839     2.24
  10/31/10      8.16      0.10        0.72        0.82      (0.09)         --      (0.09)  8.89    10.14    16,229     2.18
  10/31/11      8.89      0.13        0.48        0.61      (0.12)         --      (0.12)  9.38     7.02    15,848     2.13
  10/31/12      9.38      0.12        0.46        0.58      (0.13)         --      (0.13)  9.83     6.22    14,123     2.07
                                                                        CLASS I
                                                                        -------
  10/31/08    $12.05     $0.25      $(3.31)     $(3.06)    $(0.41)     $(0.79)    $(1.20) $7.79   (27.97)% $10,457     1.18%
  10/31/09      7.79      0.17        0.50        0.67      (0.20)         --      (0.20)  8.26     8.66    12,497     1.12
  10/31/10      8.26      0.20        0.71        0.91      (0.17)         --      (0.17)  9.00    11.34    16,020     1.06
  10/31/11      9.00      0.23        0.48        0.71      (0.21)         --      (0.21)  9.50     8.30    17,141     1.01
  10/31/12      9.50      0.23        0.47        0.70      (0.23)         --      (0.23)  9.97     7.47    16,415     0.95

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    2.05%        50%
    1.68         14
    1.89          0
    2.15          0
    1.91          0


    1.41%        50%
    1.03         14
    1.25          0
    1.50          0
    1.26          0


    2.53%        50%
    2.15         14
    2.37          0
    2.62          0
    2.38          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/08 10/31/09 10/31/10 10/31/11 10/31/12
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.15%    0.23%    0.30%    0.36%    0.41%
2020 High Watermark Fund Class C........   0.20     0.26     0.34     0.39     0.45
2020 High Watermark Fund Class I........   0.59     0.64     0.70     0.76     0.80

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                         SUNAMERICA ALTERNATIVE STRATEGIES FUND#
                                                         ---------------------------------------
                                                                         CLASS A
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $ 0.00     $ 0.22      $ 0.22     $   --      $   --     $   --  $10.22    2.20%  $235,868     1.72%(3)
 10/31/10      10.22       0.03       0.30        0.33      (0.04)         --      (0.04)  10.51    3.21    320,125     1.72
 10/31/11      10.51      (0.02)      0.58        0.56      (0.20)      (0.12)     (0.32)  10.75    5.48    379,710     1.71
 10/31/12      10.75      (0.09)     (1.47)      (1.56)     (0.10)      (0.37)     (0.47)   8.72  (15.28)   181,487     1.68
                                                                         CLASS C
-
 11/04/08@-
 10/31/09     $10.00     $(0.03)    $ 0.19      $ 0.16     $   --      $   --     $   --  $10.16    1.60%  $ 19,728     2.37%(3)
 10/31/10      10.16      (0.03)      0.28        0.25         --          --         --   10.41    2.46     31,081     2.37
 10/31/11      10.41      (0.10)      0.59        0.49      (0.13)      (0.12)     (0.25)  10.65    4.87     65,753     2.37
 10/31/12      10.65      (0.15)     (1.47)      (1.62)     (0.03)      (0.37)     (0.40)   8.63  (15.90)    44,446     2.37
                                                                         CLASS W
-
 11/04/08@-
 10/31/09     $10.00     $ 0.04     $ 0.21      $ 0.25     $   --      $   --     $   --  $10.25    2.50%  $ 11,877     1.52%(3)
 10/31/10      10.25       0.05       0.29        0.34      (0.06)         --      (0.06)  10.53    3.29     25,704     1.52
 10/31/11      10.53      (0.01)      0.59        0.58      (0.22)      (0.12)     (0.34)  10.77    5.73     48,843     1.52
 10/31/12      10.77      (0.07)     (1.47)      (1.54)     (0.12)      (0.37)     (0.49)   8.74  (15.07)    48,004     1.51

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






     0.02%(3)      51%
     0.31         141
    (0.19)        129
    (0.94)         95



    (0.34)%(3)     51%
    (0.34)        141
    (0.94)        129
    (1.62)         95



     0.50%(3)      51%
     0.51         141
    (0.07)        129
    (0.75)         95

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/09(3) 10/31/10 10/31/11 10/31/12
                                         ----------- -------- -------- --------
SunAmerica Alternative Strategies Fund
 Class A................................    0.24%      0.18%    0.20%    0.22%
SunAmerica Alternative Strategies Fund
 Class C................................    0.40       0.22     0.22     0.21
SunAmerica Alternative Strategies Fund
 Class W................................    0.68       0.24     0.22     0.21

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                              SUNAMERICA GLOBAL TRENDS FUND#
                                                              ------------------------------
                                                                         CLASS A
                                                                         -------
 06/15/11@-
 10/31/11     $15.00     $(0.09)    $ 0.54      $ 0.45     $   --      $   --     $   --  $15.45   3.00%   $208,936     1.85%(3)
 10/31/12      15.45      (0.26)     (0.44)      (0.70)     (0.15)      (0.13)     (0.28)  14.47   (4.58)   188,865     1.84
                                                                         CLASS C
                                                                         -------
 06/15/11@-
 10/31/11     $15.00     $(0.12)    $ 0.51      $ 0.39     $   --      $   --     $   --  $15.39   2.60%   $ 21,114     2.50%(3)
 10/31/12      15.39      (0.34)     (0.44)      (0.78)     (0.09)      (0.13)     (0.22)  14.39   (5.08)    57,065     2.50
                                                                         CLASS W
                                                                         -------
 06/15/11@-
 10/31/11     $15.00     $(0.07)    $ 0.53      $ 0.46     $   --      $   --     $   --  $15.46   3.07%   $ 34,779     1.65%(3)
 10/31/12      15.46      (0.22)     (0.46)      (0.68)     (0.16)      (0.13)     (0.29)  14.49   (4.40)    60,838     1.65

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






    (1.81)%(3)     0%
    (1.72)         0



    (2.46)%(3)     0%
    (2.37)         0



    (1.61)%(3)     0%
    (1.52)         0

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                  10/31/11(3) 10/31/12
                                                  ----------- --------
         Global Trends Fund Class A..............    0.86%      0.18%
         Global Trends Fund Class C..............    1.91       0.16
         Global Trends Fund Class W..............    1.49       0.16

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                       NET
                NET                REALIZED AND                              DISTRIBUTIONS
               ASSET      NET       UNREALIZED                 DISTRIBUTIONS   FROM NET
               VALUE   INVESTMENT      GAIN         TOTAL FROM   FROM NET      REALIZED
             BEGINNING   (LOSS)     (LOSS) ON       INVESTMENT  INVESTMENT     GAINS ON
PERIOD ENDED OF PERIOD  INCOME@     INVESTMENT        INCOME      INCOME      INVESTMENTS
------------ --------- ---------- ------------      ---------- ------------- -------------




-
 12/31/07     $21.68     $ 0.01      $ 2.66           $ 2.67      $(0.01)       $(2.53)
 12/31/08      21.04      (0.05)      (8.26)           (8.31)         --            --
 12/31/09      11.48      (0.02)       3.86             3.84          --            --
 12/31/10      14.97       0.01        4.65             4.66       (0.01)        (0.19)(4)
 12/31/11      19.55      (0.10)      (0.30)           (0.40)         --         (0.48)
 01/01/12-
 10/31/12      18.67      (0.01)       2.86(10)(11)   $ 2.85          --            --

-
 01/24/12*-
 10/31/12     $19.69     $ 0.03      $ 1.70(10)(11)   $ 1.73      $   --        $   --

-
 01/24/12*-
 10/31/12     $19.69     $ 0.10      $ 1.76(10)(11)   $ 1.86      $   --        $   --

                        CAPITAL
                         SHARE                                                                           RATIO
                      TRANSACTIONS                                                                      OF NET
                          NAV       NET       NET       MARKET                NET                     INVESTMENT
                       ACCRETION   ASSET     ASSET       VALUE    MARKET     ASSETS    RATIO OF         INCOME
DISTRIBUTIONS  TOTAL   RESULTING   VALUE     VALUE      END OF    VALUE      END OF    EXPENSES        (LOSS) TO
 FROM RETURN  DISTRI- FROM SHARES  END OF    TOTAL      PERIOD    TOTAL      PERIOD   TO AVERAGE        AVERAGE       PORTFOLIO
 OF CAPITAL   BUTIONS   TENDERED   PERIOD    RETURN     (000'S)   RETURN    ($000'S) NET ASSETS(3)   NET ASSETS(3)    TURNOVER
------------- ------- ------------ ------ ------        ------- ------      -------- -------------   -------------    ---------

 SUNAMERICA FOCUSED ALPHA GROWTH FUND+
 -------------------------------------
                CLASS A

   $(0.77)    $(3.31)    $  --     $21.04  12.67%#(1)   $18.92   13.20%#(2) $428,277     1.14%            0.03%          51%
    (1.25)     (1.25)       --      11.48 (41.07)#(1)     9.55  (44.75)#(2)  233,635     1.17            (0.29)          89
    (0.35)     (0.35)       --      14.97  34.50#(1)     13.71   48.35#(2)   304,753     1.22            (0.14)          72
       --      (0.20)     0.12(5)   19.55  32.19#(1)     17.54   29.61#(2)   278,510     1.25             0.06           70
       --      (0.48)       --      18.67  (2.02)#(1)    18.28    6.88#(2)   266,016     1.32            (0.48)          74

       --         --        --      21.52  15.27(8)(9)      --      --       249,508     1.68(6)(7)      (0.06)(6)(7)    87(12)
                CLASS C


   $   --     $   --     $  --     $21.42   8.79%(8)(9) $   --     -- %     $ 33,084     2.37%(6)(7)      0.20%(6)(7)    87%(12)
                CLASS W


   $   --     $   --     $  --     $21.55   9.45%(8)(9) $   --     -- %     $  5,084     1.52%(6)(7)      0.62%(6)(7)    87%(12)

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, the periods other than the current period have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
#  Total return is not annualized.
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                              12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 10/31/12(7)
                                              -------- -------- -------- -------- -------- -----------
SunAmerica Focused Alpha Growth Fund Class A.   0.00%    0.00%    0.00%    0.00%    0.00%     0.01%
SunAmerica Focused Alpha Growth Fund Class C.    N/A      N/A      N/A      N/A      N/A      0.00
SunAmerica Focused Alpha Growth Fund Class W.    N/A      N/A      N/A      N/A      N/A      0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 8.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                       10/31/12(7)
                                                       -----------
              SunAmerica Focused Alpha Growth Fund
               Class A................................    0.03%
              SunAmerica Focused Alpha Growth Fund
               Class C................................    0.23
              SunAmerica Focused Alpha Growth Fund
               Class W................................    0.84

(7)Annualized
(8)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Growth Fund
                Class A................................   0.64%
               SunAmerica Focused Alpha Growth Fund
                Class C................................   0.61
               SunAmerica Focused Alpha Growth Fund
                Class W................................   0.61

(10)Includes redemption fees of $0.12 per share.
(11)Includes the effect of a merger (see Note 3).
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                                                CAPITAL
                                                                                                                 SHARE
                                       NET                                                                    TRANSACTIONS
                NET                REALIZED AND                 DISTRIB   DISTRIBUTIONS                           NAV       NET
               ASSET      NET       UNREALIZED                   UTIONS     FROM NET                           ACCRETION   ASSET
               VALUE   INVESTMENT      GAIN         TOTAL FROM  FROM NET    REALIZED    DISTRIBUTIONS  TOTAL   RESULTING   VALUE
             BEGINNING   (LOSS)     (LOSS) ON       INVESTMENT INVESTMENT   GAINS ON     FROM RETURN  DISTRI- FROM SHARES  END OF
PERIOD ENDED OF PERIOD  INCOME@     INVESTMENT        INCOME     INCOME    INVESTMENTS   OF CAPITAL   BUTIONS   TENDERED   PERIOD
------------ --------- ---------- ------------      ---------- ---------- ------------- ------------- ------- ------------ ------

                                                                                        SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND+
                                                                                        ----------------------------------------
                                                                                                         CLASS A
-
 12/31/07     $20.21     $ 0.02      $ 3.39           $ 3.41     $(0.02)     $(1.38)       $(1.06)    $(2.46)    $  --     $ 2.16
 12/31/08      21.16       0.06       (7.58)           (7.52)     (0.06)         --         (1.19)     (1.25)       --      12.39
 12/31/09      12.39       0.05        2.72             2.77      (0.05)         --         (0.30)     (0.35)       --      14.81
 12/31/10      14.81       0.06        2.83             2.89      (0.07)      (0.13)(4)        --      (0.20)     0.08(5)   17.58
 12/31/11      17.58      (0.01)      (0.27)           (0.28)     (0.03)      (0.70)           --      (0.73)       --      16.57
 01/01/12-
 10/31/12      16.57      (0.07)       2.75(10)(11)     2.68         --          --            --         --        --      19.25
                                                                                                         CLASS C
-
 01/24/12*-
 10/31/12     $17.59     $(0.19)     $ 1.77(10)(11)   $ 1.58     $   --      $   --        $   --     $   --     $  --     $19.17
                                                                                                         CLASS W
-
 01/24/12*-
 10/31/12     $17.59     $(0.02)     $ 1.72(10)(11)   $ 1.70     $   --      $   --        $   --     $   --     $  --     $19.29

                                                                RATIO
                                                                OF NET
    NET      MARKET                                           INVESTMENT
   ASSET      VALUE    MARKET    NET ASSETS    RATIO OF         INCOME
   VALUE     END OF    VALUE       END OF      EXPENSES       (LOSS) TO
   TOTAL     PERIOD    TOTAL       PERIOD   TO AVERAGE NET     AVERAGE        PORTFOLIO
   RETURN    (000'S)   RETURN     ($000'S)      ASSETS        NET ASSETS      TURNOVER
------       ------- ------      ---------- -------------- ----------         ---------





 17.40%#(1)  $18.84   16.15%#(2)  $204,301  1.21%(3)         0.11%(3)              57%
(36.95)#(1)   10.33  (40.12)#(2)   119,598  1.26(3)          0.33(3)               120
 23.15#(1)    13.67   36.97#(2)    143,028  1.34             0.41                  135
 20.25#(1)    15.74   16.76#(2)    127,318  1.42(3)          0.42(3)               130
 (1.50)#(1)   16.22    7.55#(2)    120,019  1.56             (0.08)                115

 16.17(8)(9)     --      --        225,787  1.72(3)(6)(7)*   (0.45)(3)(6)(7)   154(12)



  8.98(8)(9) $   --     -- %      $ 32,358  2.37%(3)(6)(7)   (1.32)%(3)(6)(7) 154%(12)



  9.66(8)(9) $   --     -- %      $    353  1.52%(3)(6)(7)   (0.12)%(3)(6)(7) 154%(12)

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, the periods other than the current period have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
#  Total return is not annualized.
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                                 12/31/07 12/31/08 12/31/10 10/31/12(7)
-                                                -------- -------- -------- -----------
SunAmerica Focused Alpha Large-Cap Fund Class A.   0.00%    0.00%    0.00%     0.00%
SunAmerica Focused Alpha Large-Cap Fund Class C.    N/A      N/A      N/A      0.01%
SunAmerica Focused Alpha Large-Cap Fund Class W.    N/A      N/A      N/A      0.00%

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 8.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                       10/31/12(7)
                                                       -----------
              SunAmerica Focused Alpha Large-Cap Fund
               Class A................................     0.05%
              SunAmerica Focused Alpha Large-Cap Fund
               Class C................................     0.26
              SunAmerica Focused Alpha Large-Cap Fund
               Class W................................    12.82

(7)Annualized
(8)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Large-Cap Fund
                Class A................................   0.66%
               SunAmerica Focused Alpha Large-Cap Fund
                Class C................................   0.63
               SunAmerica Focused Alpha Large-Cap Fund
                Class W................................   0.63

(10)Includes redemption fees of $0.11 per share.
(11)Includes the effect of a merger (see Note 3).
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

 United States Treasury Bonds..........................................  83.8%
 Resolution Funding Corp...............................................   9.7
 United States Treasury Bills..........................................   3.7
 Repurchase Agreements.................................................   3.0
                                                                        -----
 Total Investments --.................................................. 100.2
 Liabilities in excess of other assets (including open forward foreign currency contracts and futures contracts)............................  (0.2)
                                                                        -----
 Net Assets --......................................................... 100.0%
                                                                        =====

CREDIT QUALITY+#

                                  Aaa. 100.0%
                                       =====

--------
* Calculated as a percentage of net assets
+ Source -- Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012


                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 4)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 9.7%
        RESOLUTION FUNDING -- 9.7%
          Resolution Funding Corp. STRIPS
           zero coupon due 07/15/2020
           (cost $5,124,715)................... $ 7,000,000 $ 6,166,587
                                                            -----------
        U.S. GOVERNMENT TREASURIES -- 83.8%
        UNITED STATES TREASURY BONDS -- 83.8%
          U.S. Treasury Bond STRIPS
           zero coupon due 08/15/2020
           (cost $41,747,823)..................  59,290,000  53,267,322
                                                            -----------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $46,872,538)..................              59,433,909
                                                            -----------
        SHORT-TERM INVESTMENT SECURITIES -- 3.7%
        U.S. GOVERNMENT TREASURIES -- 3.7%
          United States Treasury Bills
           0.01% due 11/01/2012................      70,000      70,000
           0.01% due 04/25/2013(1).............   2,280,000   2,278,395
                                                            -----------
        TOTAL SHORT-TERM INVESTMENT SECURITIES
           (cost $2,348,432)...................               2,348,395
                                                            -----------

                                                       PRINCIPAL     VALUE
                SECURITY DESCRIPTION                    AMOUNT      (NOTE 4)
  ---------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 3.0%
    Agreement with State Street Bank and Trust Co.,
     bearing interest at 0.01% dated 10/31/2012
     to be repurchased 11/01/2012 in the amount
     of $1,861,000 and collateralized by
     $1,645,000 of Federal National Mtg. Assoc.,
     Notes bearing interest at 5.00% due
     03/15/2016 and having an approximate value
     of $1,899,348
     (cost $1,861,000)............................... $1,861,000  $ 1,861,000
                                                                  -----------
  TOTAL INVESTMENTS --
     (cost $51,081,970)(2)...........................      100.2%  63,643,304
  Liabilities in excess of other assets..............       (0.2)     (96,159)
                                                      ----------  -----------
  NET ASSETS --                                            100.0% $63,547,145
                                                      ==========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 7 for cost of investments on a tax basis.
STRIPS-- Separate Trading of Registered Interest and Principal of Securities

OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------
                                                                VALUE AS OF   UNREALIZED
NUMBER OF                                             VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION MONTH TRADE DATE    2012     (DEPRECIATION)
--------- ---- -------------------- ---------------- ---------- ----------- --------------
    1     Long S&P 500 E-Mini Index  December 2012    $71,635     $70,340      $(1,295)
                                                                               =======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2012 (see Note 4):

                                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
                                                           --------------------- ----------------- ----------------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies Resolution Funding.............        $   --            $ 6,166,587             $--
  U.S. Government Treasuries United States Treasury Bonds.            --             53,267,322              --
Short-Term Investment Securities:
  U.S. Government Treasuries..............................            --              2,348,395              --
Repurchase Agreements.....................................            --              1,861,000              --
                                                                  ------            -----------             ---
TOTAL                                                             $   --            $63,643,304             $--
                                                                  ======            ===========             ===
LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation..................        $1,295            $        --             $--
                                                                  ======            ===========             ===

                                                              TOTAL
                                                           -----------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies Resolution Funding............. $ 6,166,587
  U.S. Government Treasuries United States Treasury Bonds.  53,267,322
Short-Term Investment Securities:
  U.S. Government Treasuries..............................   2,348,395
Repurchase Agreements.....................................   1,861,000
                                                           -----------
TOTAL                                                      $63,643,304
                                                           ===========
LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation.................. $     1,295
                                                           ===========

--------
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2012** -- (UNAUDITED)

INDUSTRY ALLOCATION*

  Federal National Mtg. Assoc.........................................  24.2%
  Repurchase Agreements...............................................  16.1
  U.S. Government Treasuries..........................................  14.6
  Federal Farm Credit Bank............................................  12.8
  Commodity Index-Linked Notes........................................  11.4
  Federal Home Loan Bank..............................................  11.0
  Exchange-Traded Funds...............................................   4.4
  United States Treasury Notes........................................   4.1
  Federal Home Loan Mtg. Corp.........................................   1.6
  Purchased Options...................................................   0.4
                                                                       -----
  Total Investments --................................................ 100.6
  Liabilities in excess of other assets (including futures contracts).  (0.6)
                                                                       -----
  Net Assets --....................................................... 100.0%
                                                                       =====

--------
* Calculated as a percentage of net assets
CREDIT QUALITY+#

                               Aaa.......  96.7%
                               Not Rated.   3.3
                                          -----
                                          100.0%
                                          =====

--------
* Calculated as a percentage of net assets
** Consolidated. See Note 2.
+ Source -- Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012**

                                                     SHARES/
                                                    PRINCIPAL     VALUE
                SECURITY DESCRIPTION                 AMOUNT      (NOTE 4)
     ---------------------------------------------------------------------
     COMMODITY INDEX-LINKED NOTES -- 11.4%
     COMMODITY FUNDS -- 11.4%
       Credit Suisse AG New York FRS (Indexed to
        the S&P GSCI Total Return Index)
        Senior Notes
        0.06% due 07/29/2013*(3).................. $15,000,000 $ 21,136,318
       UBS AG
        (Indexed to the S&P GSCI Total Return
        Index)
        Senior Notes
        0.06% due 10/10/2013*(3)..................  12,000,000   10,153,810
                                                               ------------
     TOTAL COMMODITY INDEX-LINKED NOTES
      (cost $27,000,000)                                         31,290,128
                                                               ------------
     U.S. GOVERNMENT AGENCIES -- 49.6%
     FEDERAL FARM CREDIT BANK -- 12.8%
        0.68% due 09/26/2016......................  20,000,000   20,010,860
        0.99% due 09/05/2017......................  15,000,000   15,010,725
                                                               ------------
                                                                 35,021,585
                                                               ------------
     FEDERAL HOME LOAN BANK -- 11.0%
       0.50% due 10/16/2015(2)....................  10,000,000    9,997,290
       0.70% due 10/11/2016.......................  20,000,000   20,008,220
                                                               ------------
                                                                 30,005,510
                                                               ------------
     FEDERAL HOME LOAN MTG. CORP -- 1.6%
        1.25% due 05/30/2017......................   4,415,000    4,428,245
                                                               ------------
     FEDERAL NATIONAL MTG. ASSOC. -- 24.2%
        1.00% due 11/14/2014......................  10,000,000   10,002,160
        1.25% due 02/27/2014(2)...................  30,000,000   30,430,920
        1.30% due 06/06/2017......................   4,907,000    4,911,720
        1.50% due 09/28/2017......................   1,000,000    1,001,903
        1.75% due 11/14/2016......................  20,000,000   20,010,060
                                                               ------------
                                                                 66,356,763
                                                               ------------
     TOTAL U.S. GOVERNMENT AGENCIES
      (cost $135,606,183)                                       135,812,103
                                                               ------------
     U.S. GOVERNMENT TREASURIES -- 4.1%
     UNITED STATES TREASURY NOTES -- 4.1%
       United States Treasury Notes...............
        0.63% due 04/15/2013 TIPS(5)..............   1,634,640    1,641,025
        1.63% due 01/15/2015 TIPS(5)..............   1,568,190    1,669,387
        1.88% due 07/15/2013 TIPS(5)..............   1,755,768    1,795,821
        1.88% due 07/15/2015 TIPS(5)..............   1,539,460    1,682,462
        2.00% due 01/15/2014 TIPS(5)..............   1,620,567    1,681,085
        2.00% due 07/15/2014 TIPS(5)..............   1,588,561    1,682,882
        2.63% due 06/30/2014......................   1,000,000    1,039,023
                                                               ------------
     TOTAL U.S. GOVERNMENT TREASURIES
      (cost $10,512,449)                                         11,191,685
                                                               ------------
     EXCHANGE-TRADED FUNDS -- 4.4%
       iShares Barclays MBS Bond Fund.............      64,700    7,038,066
       iShares iBoxx Investment Grade Corporate
        Bond Fund.................................      40,023    4,923,630
                                                               ------------
     TOTAL EXCHANGE-TRADED FUNDS
      (cost $11,096,850)                                         11,961,696
                                                               ------------
     TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $184,215,482)                                       190,255,612
                                                               ------------

                                                     PRINCIPAL      VALUE
               SECURITY DESCRIPTION                   AMOUNT       (NOTE 4)
  ---------------------------------------------------------------------------
  SHORT-TERM INVESTMENT SECURITIES -- 15.0%
  OPTIONS -- PURCHASED+ -- 0.4%
   Put Options-Purchased
   (cost $4,078,205)(6)                                   2,057  $  1,027,650
                                                                 ------------
  U.S. GOVERNMENT TREASURIES -- 14.6%
    United States Treasury Bills...................
     0.14% due 02/07/2013(4)....................... $30,000,000    29,990,820
     0.16% due 05/02/2013(2)(4)....................  10,000,000     9,992,170
                                                                 ------------
  TOTAL UNITED STATES TREASURY BILLS
   (cost $39,980,143)                                              39,982,990
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENT SECURITIES
   (cost $44,058,348)                                              41,010,640
                                                                 ------------
  REPURCHASE AGREEMENTS -- 16.1%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01%, dated 10/31/2012,
     to be repurchased 11/01/2012 in the amount
     of $27,718,008 and collateralized by
     $28,160,000 of Federal National Mtg. Assoc.,
     bearing interest at 0.75% due 06/04/2015
     and having an approximate value of
     $28,274,696...................................  27,718,000    27,718,000
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01%, dated 10/31/2012,
     to be repurchased 11/01/2012 in the amount
     of $16,535,926 and collateralized by
     $16,568,000 of United States Treasury Notes,
     bearing interest at 1.75% due 05/15/2022 and
     having an approximate value of
     $16,864,247(2)................................  16,535,921    16,535,921
                                                                 ------------
  TOTAL REPURCHASE AGREEMENTS
   (cost $44,253,921)                                              44,253,921
                                                                 ------------
  TOTAL INVESTMENTS --
   (cost $272,527,751)(1)                                 100.6%  275,520,173
  Liabilities in excess of other assets............        (0.6)   (1,583,116)
                                                    -----------  ------------
  NET ASSETS --                                           100.0% $273,937,057
                                                    ===========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2012, the aggregate value of these securities was $31,290,128 representing 11.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Consolidated; see Note 2.
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.
(2)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 4.
(4)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)Principal amount of security is adjusted for inflation.
(6)Options -- Purchased

PUT OPTIONS -- PURCHASED
-------------------------------------------------------------------------------------------------------
                                                                              VALUE AT     UNREALIZED
                                   EXPIRATION    STRIKE NUMBER OF  PREMIUMS  OCTOBER 31,  APPRECIATION
             ISSUE                   MONTH       PRICE  CONTRACTS    PAID       2012     (DEPRECIATION)
--------------------------------- -------------- ------ --------- ---------- ----------- --------------
Crude Oil December 12 Futures(2)  November 2012  $   85     200   $  950,280 $  292,000   $  (658,280)
S&P 500 E-Mini Index Futures      December 2012   1,300   1,357    1,990,675    610,650    (1,380,025)
S&P 500 E-Mini Index Futures      December 2012   1,250     500    1,137,250    125,000    (1,012,250)
                                                          -----   ---------- ----------   -----------
                                                          2,057   $4,078,205 $1,027,650   $(3,050,555)
                                                          =====   ========== ==========   ===========

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012** -- (CONTINUED)

GSCI --Goldman Sachs Commodity Index
TIPS-- Treasury Inflation Protected Securities
FRS-- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2012 and unless noted otherwise, the dates shown are the original maturity dates

OPEN FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------
                                                                             VALUE AS OF   UNREALIZED
NUMBER OF                                                         VALUE AT   OCTOBER 31,  APPRECIATION
CONTRACTS TYPE           DESCRIPTION            EXPIRATION MONTH TRADE DATE     2012     (DEPRECIATION)
--------- ----- ------------------------------- ---------------- ----------- ----------- --------------
  131     Long  Aluminum Futures(a)              December 2012   $ 7,173,887 $ 6,222,500   $ (951,387)
  6       Short Aluminum Futures(a)              December 2012       317,550     285,000       32,550
  66      Short Australian $ Currency            December 2012     6,916,640   6,824,400       92,240
  59      Long  Brent Crude Futures(a)           December 2012     6,532,322   6,413,300     (119,022)
  68      Short British Pound Currency           December 2012     6,900,425   6,853,975       46,450
  67      Short Canadian $ Currency              December 2012     6,896,980   6,691,960      205,020
  71      Short Copper(a)                        December 2012     6,155,737   6,243,562      (87,825)
  177     Short Corn(a)                          December 2012     7,029,762   6,688,387      341,375
  49      Short Dax Index                        December 2012    11,727,673  11,544,770      182,903
  42      Short Euro FX Currency                 December 2012     6,901,650   6,807,675       93,975
  815     Short EURO STOXX 50 Index Futures      December 2012    27,254,004  26,451,298      802,706
  94      Long  Gold 100 OZ(a)                   December 2012    14,959,060  16,159,540    1,200,480
  65      Short IBEX 35 Index                    November 2012     6,813,494   6,593,298      220,196
  53      Short Italian Government Bond Future   December 2012     6,799,237   7,388,933     (589,696)
  130     Short Light Sweet Crude(a)             December 2012    11,963,720  11,211,200      752,520
  65      Short Palladium Futures(a)             December 2012     4,190,974   3,963,700      227,274
  75      Short Russell 2000 Mini Index          December 2012     6,271,750   6,122,250      149,500
  90      Short S&P Midcap 500 E-Mini Index      December 2012     6,486,000   6,330,600      155,400
  1015    Short Stoxx 600 Bank Index             December 2012    10,208,991  10,130,056       78,935
  112     Long  U.S. Treasury 5 Yr Notes         December 2012    13,903,844  13,916,000       12,156
  69      Long  U.S. Treasury 10 Yr Notes        December 2012     9,161,906   9,179,156       17,250
                                                                                           ----------
                                                                                           $2,863,000
                                                                                           ==========

--------
(a)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2012 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Commodity Index-Linked Notes
   Commodity Funds.......................      $        --        $ 31,290,128             $--           $ 31,290,128
  U.S. Government Agencies
   Federal Farm Credit Bank..............               --          35,021,585              --             35,021,585
   Federal Home Loan Bank................               --          30,005,510              --             30,005,510
   Federal Home Loan Mtg. Corp...........               --           4,428,245              --              4,428,245
   Federal National Mtg. Assoc...........               --          66,356,763              --             66,356,763
  U.S. Government Treasuries.............               --          11,191,685              --             11,191,685
  Exchange-Traded Funds..................       11,961,696                  --              --             11,961,696
Short-Term Investment Securities:
  Options -- Purchased...................        1,027,650                  --              --              1,027,650
  U.S. Government Treasuries.............               --          39,982,990              --             39,982,990
Repurchase Agreements....................               --          44,253,921              --             44,253,921
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation.        4,610,930                  --              --              4,610,930
                                               -----------        ------------             ---           ------------
TOTAL                                          $17,600,276        $262,530,827             $--           $280,131,103
                                               ===========        ============             ===           ============

LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation.      $ 1,747,930        $         --             $--           $  1,747,930
                                               ===========        ============             ===           ============

--------
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2012** -- (UNAUDITED)

INDUSTRY ALLOCATION*

 Repurchase Agreements..................................................  97.9%
 Other assets less liabilities (including open forward foreign currency
  contracts and futures contracts)......................................   2.1
                                                                         -----
 Net Assets --.......................................................... 100.0%
                                                                         =====

--------
*  Calculated as a percentage of net assets
** Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012*


                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT       (NOTE 4)
     --------------------------------------------------------------------
     REPURCHASE AGREEMENTS -- 97.9%
       Bank of America Securities LLC Joint
        Repurchase Agreement(1)................. $41,060,000  $ 41,060,000
       Bank of America Securities LLC Joint
        Repurchase Agreement(1)(2)..............  12,015,000    12,015,000
       Barclays Capital, Inc. Joint Repurchase
        Agreement(1)............................  34,995,000    34,995,000
       Barclays Capital, Inc. Joint Repurchase
        Agreement(1)(2).........................  10,230,000    10,230,000
       BNP Paribas SA Joint Repurchase
        Agreement(1)............................  34,995,000    34,995,000
       BNP Paribas SA Joint Repurchase
        Agreement(1)(2).........................  10,230,000    10,230,000
       Deutsche Bank AG Joint Repurchase
        Agreement(1)............................  34,505,000    34,505,000
       Deutsche Bank AG Joint Repurchase
        Agreement(1)(2).........................  10,085,000    10,085,000
       Royal Bank of Scotland Joint Repurchase
        Agreement(1)............................  46,660,000    46,660,000
       Royal Bank of Scotland Joint Repurchase
        Agreement(1)(2).........................  13,640,000    13,640,000
       UBS Securities LLC Joint Repurchase
        Agreement(1)............................  40,185,000    40,185,000
       UBS Securities LLC Joint Repurchase
        Agreement(1)(2).........................  11,750,000    11,750,000
                                                              ------------
     TOTAL REPURCHASE AGREEMENTS
        (cost $300,350,000).....................               300,350,000
                                                              ------------
     TOTAL INVESTMENTS --
        (cost $300,350,000)(3)..................        97.9%  300,350,000
     Other assets less liabilities..............         2.1     6,417,858
                                                 -----------  ------------
     NET ASSETS --                                     100.0% $306,767,858
                                                 ===========  ============

--------
*  Consolidated; see Note 2.
(1)See Note 4 for details of Joint Repurchase Agreements.
(2)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)See Note 7 for cost of investments on a tax basis.

OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------------------------
                                                                   VALUE AS OF   UNREALIZED
NUMBER OF                                               VALUE AT   OCTOBER 31,  APPRECIATION
CONTRACTS TYPE         DESCRIPTION     EXPIRATION DATE TRADE DATE     2012     (DEPRECIATION)
--------- ----         -----           --------------- ----------- ----------- --------------
   417    Long Corn(a)                  December 2012  $15,756,875 $15,757,388   $     513
   131    Long DAX Index                December 2012   30,890,594  30,864,590     (26,004)
   331    Long FTSE 100 Index           December 2012   30,820,697  30,788,462     (32,235)
   170    Long German Euro Bund         December 2012   31,246,455  31,218,536     (27,919)
   93     Long Gold 100 OZ(a)           December 2012   15,818,570  15,987,630     169,060
   224    Long Hang Seng Index          November 2012   31,125,683  31,322,224     196,540
   278    Long Nikkei 225 Index         December 2012   31,202,305  31,063,009    (139,296)
   655    Long S&P 500 E-Mini Index     December 2012   45,992,787  46,072,700      79,913
   50     Long Silver(a)                December 2012    8,482,500   8,079,000    (403,500)
   233    Long US Treasury 10YR Notes   December 2012   30,887,062  30,996,281     109,218
                                                                                 ---------
                                                                                 $ (73,710)
                                                                                 =========

--------
(a)The Security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012* -- (CONTINUED)


OPEN FORWARD FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------
                                                                  DELIVERY   UNREALIZED   UNREALIZED
       COUNTERPARTY          CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
---------------------------- ------------------- --------------- ---------- ------------ ------------
Bank of America, N.A.        MXN   109,394,000   USD   8,486,339 11/05/2012  $  131,825   $      --
                             PLN     2,110,000   USD     661,935 11/05/2012       1,042          --
                             USD     8,422,777   MXN 107,430,000 11/05/2012          --    (218,256)
                                                                             ----------   ---------
                                                                                132,867    (218,256)
                                                                             ----------   ---------
BNP Paribas SA               PLN       330,000   USD     104,858 11/05/2012       1,495          --
                                                                             ----------   ---------
Citibank N.A.                USD     8,426,093   MXN 107,431,000 11/05/2012          --    (221,495)
                                                                             ----------   ---------
Credit Suisse AG             MXN   109,393,000   USD   8,478,444 11/05/2012     124,007          --
                             USD     8,471,365   MXN 109,393,000 11/05/2012          --    (116,928)
                                                                             ----------   ---------
                                                                                124,007    (116,928)
                                                                             ----------   ---------
Deutsche Bank AG             PLN    51,218,000   USD  15,906,532 11/05/2012          --    (135,940)
                             USD    15,576,753   PLN  50,133,000 11/05/2012     125,877          --
                                                                             ----------   ---------
                                                                                125,877    (135,940)
                                                                             ----------   ---------
Goldman Sachs International  MXN   214,861,000   USD  16,631,267 11/05/2012     222,148          --
                             USD     8,478,906   MXN 109,394,000 11/05/2012          --    (124,393)
                                                                             ----------   ---------
                                                                                222,148    (124,393)
                                                                             ----------   ---------
JP Morgan Chase Bank, N.A    PLN    50,133,000   USD  15,576,850 11/05/2012          --    (125,780)
                             USD    16,900,900   PLN  54,813,000 11/05/2012     267,596          --
                             USD     7,793,753   MXN 101,995,000 12/04/2012          --     (27,242)
                             USD    15,524,417   PLN  50,133,000 12/04/2012     123,254          --
                                                                             ----------   ---------
                                                                                390,850    (153,022)
                                                                             ----------   ---------
Morgan Stanley & Co., Inc.   PLN     1,155,000   USD     366,337 11/05/2012       4,569          --
                                                                             ----------   ---------
Royal Bank of Canada         USD     7,795,399   MXN 101,995,000 12/04/2012          --     (28,888)
                                                                             ----------   ---------
Net Unrealized Appreciation (Depreciation)                                   $1,001,813   $(998,922)
                                                                             ==========   =========

MXN -- Mexican Peso
PLN -- Polish Zloty
USD -- United States Dollars

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2012 (see Note 4):

                                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
                                                           --------------------- ----------------- ----------------------
ASSETS:
Repurchase Agreements.....................................       $     --          $300,350,000             $--
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation..................        555,244                    --              --
  Open Forward Foreign Currency Contracts -- Appreciation.             --             1,001,813              --
                                                                 --------          ------------             ---
TOTAL                                                            $555,244          $301,351,813             $--
                                                                 ========          ============             ===

LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation..................       $628,954          $         --             $--
  Open Forward Foreign Currency Contracts -- Depreciation.             --               998,922              --
                                                                 --------          ------------             ---
TOTAL                                                            $628,954          $    998,922             $--
                                                                 ========          ============             ===

                                                              TOTAL
                                                           ------------
ASSETS:
Repurchase Agreements..................................... $300,350,000
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation..................      555,244
  Open Forward Foreign Currency Contracts -- Appreciation.    1,001,813
                                                           ------------
TOTAL                                                      $301,907,057
                                                           ============

LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation.................. $    628,954
  Open Forward Foreign Currency Contracts -- Depreciation.      998,922
                                                           ------------
TOTAL                                                      $  1,627,876
                                                           ============

--------
*  Consolidated; See Note 2.
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO PROFILE -- OCTOBER 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Time Deposits.........................   7.2%
                 Multimedia............................   6.9
                 Cable/Satellite TV....................   6.6
                 Pipelines.............................   6.5
                 Medical-Biomedical/Gene...............   6.5
                 Retail-Building Products..............   6.4
                 Retail-Major Department Stores........   6.2
                 Medical Instruments...................   6.1
                 Retail-Discount.......................   5.6
                 Pharmacy Services.....................   5.2
                 Computers.............................   4.9
                 Consulting Services...................   4.0
                 Resorts/Theme Parks...................   3.6
                 Electric-Transmission.................   3.4
                 Insurance-Property/Casualty...........   2.8
                 Hotels/Motels.........................   2.6
                 Diversified Manufacturing Operations..   2.5
                 Retail-Sporting Goods.................   2.1
                 Apparel Manufacturers.................   2.0
                 Distribution/Wholesale................   2.0
                 Real Estate Investment Trusts.........   1.5
                 Soap & Cleaning Preparation...........   1.5
                 Retail-Automobile.....................   1.5
                 Transport-Rail........................   1.5
                 Diagnostic Kits.......................   1.2
                 Internet Application Software.........   0.9
                 Chemicals-Diversified.................   0.2
                                                        -----
                 Total Investments --.................. 101.4
                 Liabilities in excess of other assets.  (1.4)
                                                        -----
                 Net Assets --......................... 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012


                                                             VALUE
                   SECURITY DESCRIPTION            SHARES   (NOTE 4)
          ------------------------------------------------------------
          COMMON STOCK -- 94.2%
          APPAREL MANUFACTURERS -- 2.0%
            Under Armour, Inc., Class A+.......... 110,000 $ 5,748,600
                                                           -----------
          CABLE/SATELLITE TV -- 6.6%
            Comcast Corp., Class A................ 502,583  18,851,888
                                                           -----------
          CHEMICALS-DIVERSIFIED -- 0.2%
            LyondellBasell Industries NV, Class A.  13,176     703,467
                                                           -----------
          COMPUTERS -- 4.9%
            Apple, Inc............................  23,465  13,964,022
                                                           -----------
          CONSULTING SERVICES -- 4.0%
            Booz Allen Hamilton Holdings Corp..... 280,000   3,746,400
            Verisk Analytics, Inc., Class A+...... 150,000   7,650,000
                                                           -----------
                                                            11,396,400
                                                           -----------
          DIAGNOSTIC KITS -- 1.2%
            IDEXX Laboratories, Inc.+.............  37,217   3,580,275
                                                           -----------
          DISTRIBUTION/WHOLESALE -- 2.0%
            Fastenal Co........................... 128,200   5,730,540
                                                           -----------
          DIVERSIFIED MANUFACTURING OPERATIONS -- 2.5%
            Colfax Corp.+......................... 210,100   7,225,339
                                                           -----------
          ELECTRIC-TRANSMISSION -- 3.4%
            ITC Holdings Corp..................... 122,600   9,761,412
                                                           -----------
          HOTEL/MOTELS -- 2.6%
            Hyatt Hotels Corp., Class A+.......... 207,600   7,577,400
                                                           -----------
          INSURANCE-PROPERTY/CASUALTY -- 2.8%
            Arch Capital Group, Ltd.+............. 180,800   7,982,320
                                                           -----------
          INTERNET APPLICATION SOFTWARE -- 0.9%
            Splunk, Inc.+.........................  89,600   2,513,280
                                                           -----------
          MEDICAL INSTRUMENTS -- 6.1%
            Edwards Lifesciences Corp.+...........  38,000   3,299,540
            Intuitive Surgical, Inc.+.............  26,478  14,356,901
                                                           -----------
                                                            17,656,441
                                                           -----------
          MEDICAL-BIOMEDICAL/GENE -- 6.5%
            Gilead Sciences, Inc.+................ 278,225  18,685,591
                                                           -----------
          MULTIMEDIA -- 6.9%
            FactSet Research Systems, Inc.........  57,400   5,197,570
            Walt Disney Co........................ 299,154  14,679,487
                                                           -----------
                                                            19,877,057
                                                           -----------

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT       (NOTE 4)
   ------------------------------------------------------------------------
   PHARMACY SERVICES -- 5.2%
     Express Scripts Holding Co.+................     243,265  $ 14,970,528
                                                               ------------
   PIPELINES -- 6.5%
     Kinder Morgan, Inc..........................     539,200    18,715,632
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.5%
     American Campus Communities, Inc............      97,000     4,395,070
                                                               ------------
   RESORT/THEME PARKS -- 3.6%
     Vail Resorts, Inc...........................     184,000    10,447,520
                                                               ------------
   RETAIL-AUTOMOBILE -- 1.5%
     CarMax, Inc.+...............................     127,000     4,286,250
                                                               ------------
   RETAIL-BUILDING PRODUCTS -- 6.4%
     Home Depot, Inc.............................     300,050    18,417,069
                                                               ------------
   RETAIL-DISCOUNT -- 5.6%
     Dollar General Corp.+.......................     330,064    16,047,712
                                                               ------------
   RETAIL-MAJOR DEPARTMENT STORES -- 6.2%
     TJX Cos., Inc...............................     429,881    17,895,946
                                                               ------------
   RETAIL-SPORTING GOODS -- 2.1%
     Dick's Sporting Goods, Inc..................     120,000     6,000,000
                                                               ------------
   SOAP & CLEANING PREPARATION -- 1.5%
     Church & Dwight Co., Inc....................      85,000     4,314,600
                                                               ------------
   TRANSPORT-RAIL -- 1.5%
     Genesee & Wyoming, Inc., Class A+...........      57,900     4,196,013
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
    (cost $237,116,296)..........................               270,940,372
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 7.2%
   TIME DEPOSITS -- 7.2%
     Euro Time Deposit with State Street Bank &
      Trust Co.
      0.01% due 11/01/2012
      (cost $20,696,000)......................... $20,696,000    20,696,000
                                                               ------------
   TOTAL INVESTMENTS --
    (cost $257,812,296)(1).......................       101.4%  291,636,372
   Liabilities in excess of other assets.........        (1.4)   (3,960,420)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $287,675,952
                                                  ===========  ============

--------
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2012 (see Note 4):

                                       LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                           QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                       --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock
   Cable/Satellite TV.................     $ 18,851,888         $        --             $--           $ 18,851,888
   Medical Instruments................       17,656,441                  --              --             17,656,441
   Medical-Biomedical/Gene............       18,685,591                  --              --             18,685,591
   Multimedia.........................       19,877,057                  --              --             19,877,057
   Pharmacy Services..................       14,970,528                  --              --             14,970,528
   Pipelines..........................       18,715,632                  --              --             18,715,632
   Retail -- Building Products........       18,417,069                  --              --             18,417,069
   Retail -- Discount.................       16,047,712                  --              --             16,047,712
   Retail -- Major Department Stores..       17,895,946                  --              --             17,895,946
   Other Industries*..................      109,822,508                  --              --            109,822,508
Short-Term Investment Securities:
  Time Deposits.......................               --          20,696,000              --             20,696,000
                                           ------------         -----------             ---           ------------
TOTAL                                      $270,940,372         $20,696,000             $--           $291,636,372
                                           ============         ===========             ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO PROFILE -- OCTOBER 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Web Portals/ISP.......................   8.1%
                 Diversified Manufacturing Operations..   7.2
                 Time Deposits.........................   5.9
                 Finance-Credit Card...................   5.6
                 Diversified Banking Institutions......   5.5
                 Medical-HMO...........................   5.4
                 Containers-Paper/Plastic..............   5.2
                 Oil Companies-Integrated..............   5.1
                 Cable/Satellite TV....................   5.0
                 Pipelines.............................   5.0
                 Medical-Biomedical/Gene...............   4.9
                 Retail-Building Products..............   4.9
                 Retail-Major Department Stores........   4.7
                 Oil Refining & Marketing..............   4.4
                 Semiconductor Equipment...............   4.4
                 Retail-Discount.......................   4.3
                 Pharmacy Services.....................   4.0
                 Multimedia............................   3.9
                 Medical Instruments...................   3.8
                 Computers.............................   3.7
                 Chemicals-Diversified.................   0.2
                                                        -----
                 Total Investments --.................. 101.2
                 Liabilities in excess of other assets.  (1.2)
                                                        -----
                 Net Assets --......................... 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2012


                                                               VALUE
                   SECURITY DESCRIPTION              SHARES   (NOTE 4)
       -----------------------------------------------------------------
       COMMON STOCK -- 95.3%
       CABLE/SATELLITE TV -- 5.0%
         Comcast Corp., Class A..................... 345,736 $12,968,557
                                                             -----------
       CHEMICALS-DIVERSIFIED -- 0.2%
         LyondellBasell Industries NV, Class A......   9,045     482,913
                                                             -----------
       COMPUTERS -- 3.7%
         Apple, Inc.................................  16,041   9,545,999
                                                             -----------
       CONTAINERS-PAPER/PLASTIC -- 5.2%
         Packaging Corp. of America................. 378,200  13,339,114
                                                             -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 5.5%
         Citigroup, Inc............................. 195,800   7,320,962
         JPMorgan Chase & Co........................ 166,600   6,943,888
                                                             -----------
                                                              14,264,850
                                                             -----------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 7.2%
         3M Co...................................... 213,400  18,693,840
                                                             -----------
       FINANCE-CREDIT CARD -- 5.6%
         Discover Financial Services................ 351,550  14,413,550
                                                             -----------
       MEDICAL INSTRUMENTS -- 3.8%
         Intuitive Surgical, Inc.+..................  18,243   9,891,720
                                                             -----------
       MEDICAL-BIOMEDICAL/GENE -- 4.9%
         Gilead Sciences, Inc.+..................... 190,439  12,789,883
                                                             -----------
       MEDICAL-HMO -- 5.4%
         UnitedHealth Group, Inc.................... 249,600  13,977,600
                                                             -----------
       MULTIMEDIA -- 3.9%
         Walt Disney Co............................. 205,344  10,076,230
                                                             -----------
       OIL COMPANIES -- INTEGRATED -- 5.1%
         Exxon Mobil Corp........................... 145,100  13,228,767
                                                             -----------
       OIL REFINING & MARKETING -- 4.4%
         Valero Energy Corp......................... 394,800  11,488,680
                                                             -----------

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT       (NOTE 4)
   ------------------------------------------------------------------------
   PHARMACY SERVICES -- 4.0%
     Express Scripts Holding Co.+................     167,497  $ 10,307,765
                                                               ------------
   PIPELINES -- 5.0%
     Kinder Morgan, Inc..........................     368,609    12,794,418
                                                               ------------
   RETAIL-BUILDING PRODUCTS -- 4.9%
     Home Depot, Inc.............................     206,693    12,686,816
                                                               ------------
   RETAIL-DISCOUNT -- 4.3%
     Dollar General Corp.+.......................     226,561    11,015,396
                                                               ------------
   RETAIL-MAJOR DEPARTMENT STORES -- 4.7%
     TJX Cos., Inc...............................     293,623    12,223,526
                                                               ------------
   SEMICONDUCTOR EQUIPMENT -- 4.4%
     KLA-Tencor Corp.............................     242,650    11,288,078
                                                               ------------
   WEB PORTALS/ISP -- 8.1%
     Google, Inc., Class A+......................      30,650    20,834,951
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $235,891,991)........................               246,312,653
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 5.9%
   TIME DEPOSITS -- 5.9%
     Euro Time Deposit with State Street Bank &
      Trust Co.
      0.01% due 11/01/2012
      (cost $15,277,000)......................... $15,277,000    15,277,000
                                                               ------------
   TOTAL INVESTMENTS --
      (cost $251,168,991)(1).....................       101.2%  261,589,653
   Liabilities in excess of other assets.........        (1.2)   (3,091,856)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $258,497,797
                                                  ===========  ============

--------
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2012 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock
   Cable/Satellite TV....................     $ 12,968,557         $        --             $--           $ 12,968,557
   Containers -- Paper/Plastic...........       13,339,114                  --              --             13,339,114
   Diversified Banking Institutions......       14,264,850                  --              --             14,264,850
   Diversified Manufacturing Operations..       18,693,840                  --              --             18,693,840
   Finance -- Credit Card................       14,413,550                  --              --             14,413,550
   Medical -- HMO........................       13,977,600                  --              --             13,977,600
   Oil Companies -- Integrated...........       13,228,767                  --              --             13,228,767
   Pipelines.............................       12,794,418                  --              --             12,794,418
   Web Portals/ISP.......................       20,834,951                  --              --             20,834,951
   Other Industries*.....................      111,797,006                  --              --            111,797,006
Short-Term Investment Securities:
  Time Deposits..........................               --          15,277,000              --             15,277,000
                                              ------------         -----------             ---           ------------
TOTAL                                         $246,312,653         $15,277,000             $--           $261,589,653
                                              ============         ===========             ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of five different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2012. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund"), SunAmerica Global Trends Fund (the "Global Trends Fund"), SunAmerica Focused Alpha Growth Fund (the "Focused Alpha Growth Fund") and SunAmerica Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund"). The 2020 High Watermark Fund was voluntarily closed to new investments effective as of the close of business June 18, 2012.

   On June 18, 2012, the Class A and Class C shares of the 2020 High Watermark Fund were closed to new investments as a result of an Early Closure Condition, as defined in the prospectus, which was caused by certain low interest rate conditions. The Class I shares of the Fund closed to new investments effective August 31, 2012 as a result of the same Early Closure Condition. This Early Closure Condition does not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

   On September 4, 2012, an Early Fund Termination condition, as defined in the prospectus, occurred with respect to the 2015 High Watermark Fund. Accordingly, the Fund accelerated its Protected Maturity Date (originally August 31, 2015) so that shareholders received the Fund's Protected High Watermark Value on October 26, 2012. In connection with the Early Fund Termination, the Fund was also liquidated on this same date.

   In reorganizations that occurred on January 23, 2012 (the "Reorganizations"), the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund acquired the assets and assumed the liabilities of the Focused Alpha Growth Fund, Inc. and the Focused Alpha Large-Cap Fund, Inc., respectively (each a "Predecessor Fund" and together, the "Predecessor Funds"), both closed-end registered investment companies, in exchange for Class A shares of Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, respectively. These transactions were structured to qualify as a tax-free reorganizations under the Internal Revenue Code. As a result of the Reorganizations, each of the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund carried forward the performance and accounting history of the corresponding Predecessor Fund, as each Predecessor Fund is the accounting survivor of the respective Reorganization. The most recent fiscal year end of the Predecessor Funds was December 31, 2011.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The 2020 High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the protected high watermark value ("Protected High Watermark Value"). The Fund seeks high total return as a secondary objective. The Protected High Watermark Value for the Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. Pursuant to the Master Agreement between the Trust and PGF, the Fund pays PGF a fee at an annual rate of 0.35% of the average daily net assets of the Fund.

   If the NAV of the 2020 High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Fund's ability to meet the Payment Undertaking.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The 2020 High Watermark Fund is subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the Fund's subadviser, to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the 2020 High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   As described under Note 5, SunAmerica has contractually agreed to reduce its fees in the event that the 2020 High Watermark Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and the 2020 High Watermark Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances ("Early Fund Termination"), the 2020 High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

   Please refer to the 2020 High Watermark Fund's prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, the Master Agreement, an Early Closure Condition and an Early Fund Termination.

   The Alternative Strategies Fund seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government Securities and other fixed income securities.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income market, currencies and commodities.

   The Focused Alpha Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   Each Fund, except for the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, is a "diversified" Fund within the meaning of the 1940 Act.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the High Watermark Funds will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 5).

   Class A shares acquired in connection with the Reorganizations were subject to a redemption fee of 1.00% of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged on or before April 20, 2012. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative daily net assets of each class.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

   The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the "Alternative Strategies Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund's prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of October 31, 2012, net assets of the Alternative Strategies Fund were $273,937,057, of which approximately $63,076,609, or approximately 23.0%, represented the Alternative Strategies Fund's ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

   The SunAmerica Global Trends Cayman Fund, Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2012, net assets of the Global Trends Fund were $306,767,858, of which approximately $69,756,895, or approximately 22.7%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Fund Mergers

   Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Growth and Income Portfolio, a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Large-Cap Fund, in exchange for shares of the Focused Alpha Large-Cap Fund. The reorganization was consummated on August 13, 2012. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below.

   Class A and Class B shares of the Focused Growth and Income Portfolio were exchanged tax-free for Class A shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.77 to 1 and 0.69 to 1, respectively. Class C shares of the Focused Growth and Income Portfolio were exchanged tax-free for Class C shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.70 to 1. Shares of the Focused Alpha Large-Cap Fund issued in connection with the acquisition of the Focused Growth and Income Portfolio were 9,205,714 with a value of $176,217,766. The assets in the investment portfolio of the Focused Growth and Income Portfolio with a value of $176,173,150 and identified cost of $163,297,939 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                              NET ASSET NET UNREALIZED
                                       SHARES        NET        VALUE    APPRECIATION
                                     OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                     ----------- ------------ --------- --------------
Target Portfolio
Focused Growth and Income Portfolio.                                     $12,875,211
Class A.............................  9,127,486  $134,029,935  $14.68
Class B.............................    709,575     9,439,961   13.30
Class C.............................  2,455,269    32,747,870   13.34
Acquiring Portfolio
Focused Alpha Large-Cap Fund........                                     $ 5,263,003
Class A.............................  4,552,130  $ 87,187,772  $19.15
Class C.............................     28,498       544,139   19.09
Class W.............................     12,949       248,377   19.18
Post Reorganization
Focused Alpha Large-Cap Fund........                                     $18,138,214
Class A............................. 12,042,774  $230,657,668  $19.15
Class C.............................  1,743,568    33,292,009   19.09
Class W.............................     12,949       248,377   19.18

   Assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income (loss)................... $  (419,319)
Net realized/unrealized gains (losses).........  38,005,692
                                                -----------
Change in net assets resulting from operations. $37,586,373
                                                ===========

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August 13, 2012.

   Pursuant to separate plans of reorganization, all of the assets and liabilities of the Focused Growth, Focused Technology and the Focused StarALPHA Portfolios, each a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Growth Fund, in exchange for shares of the Focused Alpha Growth Fund. The reorganizations were consummated on August 13, 2012. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

   Class A and Class B shares of the Focused Growth Portfolio were exchanged tax-free for Class A shares of Focused Alpha Growth Fund at an exchange ratio of 1.23 to 1, and 1.10 to 1, respectively. Class C shares of the Focused Growth Portfolio were exchanged tax-free for Class C shares of Focused Alpha Growth Fund at an exchange ratio of 1.10 to 1. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused Growth Portfolio were 6,285,258 with a value of $135,580,072. The assets in the investment fund of the Focused Growth Portfolio with a value of $123,837,595 and identified cost of $94,554,316 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   Class A and Class B shares of the Focused Technology Portfolio were exchanged tax-free for Class A shares of Focused Alpha Growth Fund at an exchange ratio of 0.31 to 1, and 0.29 to 1, respectively. Class C shares of the Focused Technology Portfolio were exchanged tax-free for Class C shares of Focused Alpha Growth Fund at an exchange ratio of 0.29 to 1. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused Technology Portfolio were 1,276,790 with a value of $27,530,753. The assets in the investment fund of the Focused Technology Portfolio with a value of $27,557,058 and

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   identified cost of $25,328,879 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   Class A and Class C shares of the Focused StarALPHA Portfolio were exchanged tax-free for Class A and Class C shares of Focused Alpha Growth Fund at an exchange ratio of 0.46 to 1, and 0.45 to 1, respectively. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused StarALPHA Portfolio were 351,681 with a value of $7,580,084. The assets in the investment fund of the Focused StarALPHA Portfolio with a value of $7,598,082 and identified cost of $6,986,266 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                      NET ASSET NET UNREALIZED
                                SHARES       NET        VALUE    APPRECIATION
                              OUTSTANDING   ASSETS    PER SHARE (DEPRECIATION)
                              ----------- ----------- --------- --------------
Target Portfolios
Focused Growth Portfolio.....                                    $29,283,279
Class A......................  3,914,618  103,927,194  $26.55
Class B......................    422,148    9,991,048   23.67
Class C......................    915,815   21,661,830   23.65
Focused Technology Portfolio.                                    $ 2,228,179
Class A......................  2,673,071   18,036,636  $ 6.75
Class B......................    286,205    1,788,748    6.25
Class C......................  1,232,254    7,705,369    6.25
Focused StarALPHA Portfolio..                                    $   611,816
Class A......................    460,840    4,558,310  $ 9.89
Class C......................    314,505    3,021,774    9.61
Acquiring Portfolio
Focused Alpha Growth Fund....                                    $28,129,859
Class A......................  5,584,518  120,528,924  $21.58
Class C......................     66,161    1,423,147   21.51
Class W......................    214,503    4,634,735   21.61
Post Reorganization
Focused Alpha Growth Fund....                                    $60,253,133
Class A...................... 11,992,516  258,830,860  $21.58
Class C......................  1,571,892   33,812,120   21.51
Class W......................    214,503    4,634,735   21.61

   Assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the acquiring fund as of October 31, 2012, are as follows:

Net investment income (loss)................... $(1,228,033)
Net realized/unrealized gains (losses).........  60,622,767
                                                -----------
Change in net assets resulting from operations. $59,394,734
                                                ===========

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August 13, 2012.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


Note 4. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of October 31, 2012 are reported on a schedule following the Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees ("the Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and, when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2 or Level 3 depending on the observability of inputs. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade and are generally categorized as Level 1. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade and are generally categorized as level 1. Options traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers and are generally categorized as Level 2. Forward Foreign Currency Contracts ("Forward Contracts") are valued at the 4:00 p.m. eastern time forward rate and are generally categorized as Level 2.

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of October 31, 2012 are reported on a schedule following the Portfolio of Investments.

   DERIVATIVE INSTRUMENTS:

   The following tables represent the value of derivatives held as of October 31, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the period ended October 31, 2012:

                              2020 HIGH WATERMARK
                     ---------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES LOCATION
                     ---------------------------------------------
DERIVATIVE           ASSET DERIVATIVES     LIABILITY DERIVATIVES
CONTRACTS(1)              VALUE                    VALUE
------------         -----------------     ---------------------
Equity
  contracts Futures
  contracts
  (variation
  margin)(2)(3)..... $--                            $40
                     ===                            ===

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


                                                                                            CHANGE IN UNREALIZED
                                                                                                APPRECIATION
                              LOCATION OF GAIN (LOSS) ON         REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                               DERIVATIVES RECOGNIZED IN        DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)         STATEMENT OF OPERATIONS          STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  -------------------------------------- ------------------------- -------------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options
                         contracts/Change in unrealized
                         appreciation (depreciation) on
                         futures contracts and written options
                         contracts                                       $15,316                   $(6,145)
                                                                         =======                   =======

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures contracts was $67,726.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(1,295) as reported in the Portfolio of Investments.

                           ALTERNATIVE STRATEGIES FUND
                     -------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES LOCATION
                     -------------------------------------------
DERIVATIVE           ASSET DERIVATIVES    LIABILITY DERIVATIVES
CONTRACTS(1)               VALUE                  VALUE
------------         -----------------    ---------------------
Commodity contracts
 Futures contracts
   (variation
   margin)(2)(3)....    $       --              $277,301
 Call and put
   options
   purchased, at
   value(5)(7)......       292,000                    --
Equity
 contracts Futures
 contracts
 (variation
 margin)(2)(3)......            --               (73,667)
 Call and put
   options
   purchased, at
   value(5)(7)......       735,650                    --
Interest rate
 contracts
 Futures contracts
   (variation
   margin)(2)(3)....            --               (30,040)
Foreign exchange
 contracts
 Futures contracts
   (variation
   margin)(3)(4)....            --                20,960
 Call and put
   options
   purchased, at
   value(5)(7)......            --                    --
                        ----------              --------
                        $1,027,650              $194,554
                        ==========              ========

                                                                                                          CHANGE IN UNREALIZED
                                                                                                              APPRECIATION
                                      LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                       DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)                 STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------    -------------------------------------------------- ------------------------- -------------------------
Commodity
 Contracts(2)(5)(6)(8)(9). Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                           appreciation (depreciation) on futures contracts
                           and written options contracts                            $ 13,091,084               $  692,117
                           Net realized gain (loss) on purchased options
                           contracts/Change in unrealized appreciation
                           (depreciation) on purchased options contracts              (8,892,019)              $6,858,370
Equity                     Net realized gain (loss) on futures contracts and
 contracts(2)(5)(6)(8).... written options contracts/Change in unrealized appreciation (depreciation) on futures contracts
                           and written options contracts                             (61,323,524)               7,457,835
                           Net realized gain (loss) on purchased options
                           contracts/Change in unrealized appreciation
                           (depreciation) on purchased options contracts             (14,355,050)                 693,475

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

                                                                                                        CHANGE IN UNREALIZED
                                                                                                            APPRECIATION
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- -------------------------
Interest Rate
 Contracts(2)(6)(8)..... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                 251,758                  (560,290)
                         Net realized gain (loss) on purchased options
                         contracts/Change in unrealized appreciation
                         (depreciation) on purchased options contracts                (953,125)                  867,188
Foreign Exchange
 Contracts(4)(5)(6)(8).. Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                 713,354                 1,305,423
                         Net realized gain (loss) on purchased options
                         contracts/Change in unrealized appreciation
                         (depreciation) on purchased options contracts             (22,792,241)                8,810,585
                                                                                  ------------               -----------
                                                                                  $(94,259,763)              $26,124,703
                                                                                  ============               ===========

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures, interest rate futures, and commodity futures contracts were $97,503,247, $13,242,001, and $58,927,785, respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $2,863,000 as reported in the Portfolio of Investments.
(4)The average value outstanding for foreign currency contracts on futures is $51,067,051.
(5)The average value outstanding for purchased options on commodity contracts, purchased options on foreign exchange currency contracts and purchased options on equity contracts were $2,192,245, $2,377,953 and $1,235,761 respectively.
(6)The realized gain (loss) for purchased option contracts is included in Net realized gain (loss) on investments (unaffiliated).
(7)Purchased options contracts are included in Investments at value (unaffiliated).
(8)The Change in unrealized appreciation (depreciation) on purchased options contracts is included in Change in unrealized appreciation (depreciation) on investments (unaffiliated).
(9)The average value outstanding for written options on commodity contracts was $22,500.

                                GLOBAL TRENDS FUND
                      --------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES LOCATION
                      --------------------------------------------
DERIVATIVE            ASSET DERIVATIVES    LIABILITY DERIVATIVES
CONTRACTS(1)                VALUE                  VALUE
------------          -----------------    ---------------------
Equity
 contracts Futures
 contracts
 (variation
 margin)(2)(3).......    $  416,042              $     --
Interest rate
 contracts Futures
 contracts
 (variation
 margin)(2)(3).......        86,980                    --
Commodity
 Contracts Futures
 contracts
 (variation
 margin)(2)(3).......       190,613                    --
Foreign exchange
 contracts Unrealized
 appreciation
 (depreciation)
 on forward foreign
 currency
 contracts(4)........     1,001,813               998,922
                         ----------              --------
                         $1,695,448              $998,922
                         ==========              ========

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)




                                      LOCATION OF GAIN (LOSS) ON                REALIZED GAIN (LOSS) ON
                                      DERIVATIVES RECOGNIZED IN                DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)                STATEMENT OF OPERATIONS                  STATEMENT OF OPERATIONS
-----------------------  ----------------------------------------------------- -------------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               $ (1,935,651)
 Interest Rate
  Contracts(2).......... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                  1,485,845
 Commodity               Net realized gain (loss) on futures contracts and
  Contracts(2).......... written options contracts/Change in unrealized appreciation (depreciation) on futures contracts
                         and written options contracts                                 (7,568,451)
 Foreign Exchange
  Contracts(4).......... Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign
                         exchange gain (loss) on other assets and liabilities          (3,425,465)
                                                                                     ------------
                                                                                     $(11,443,722)
                                                                                     ============

                                                                                 CHANGE IN UNREALIZED
                                                                                     APPRECIATION
                                      LOCATION OF GAIN (LOSS) ON                   (DEPRECIATION) ON
                                      DERIVATIVES RECOGNIZED IN                DERIVATIVES RECOGNIZED IN
DERIVATIVE CONTRACTS(1)                STATEMENT OF OPERATIONS                  STATEMENT OF OPERATIONS
-----------------------  ----------------------------------------------------- -------------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                  $970,721
 Interest Rate
  Contracts(2).......... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                                  (170,512)
 Commodity               Net realized gain (loss) on futures contracts and
  Contracts(2).......... written options contracts/Change in unrealized appreciation (depreciation) on futures contracts
                         and written options contracts                                  (853,996)
 Foreign Exchange
  Contracts(4).......... Net realized foreign exchange gain (loss) on other assets and liabilities/Change in unrealized foreign
                         exchange gain (loss) on other assets and liabilities            (24,821)
                                                                                       ---------
                                                                                       $ (78,608)
                                                                                       =========

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures, interest rate futures, and commodity futures contracts were $128,520,701, $63,248,127 and $36,866,127, respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(73,710) as reported in the Portfolio of Investments.
(4)The average notional amount outstanding for foreign forward currency contracts was $247,144,725.

   Futures Contracts. The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended October 31, 2012, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended October 31, 2012, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended October 31, 2012, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

   Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2012, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

   A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the "broker"). Subsequent payments, known as "Variation Margin" are made or received by the Funds as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statement of Assets and Liabilities as Variation Margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The primary risk to the 2020 High Watermark Fund of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund's and Global Trend Fund's use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

   At October 31, 2012, the amount shown in the Statements of Assets and Liabilities as Due from broker for the Global Trends Fund includes amounts set aside for margin requirements for open futures contracts.

   Currency Contracts. The Global Trends Fund may enter into forward foreign currency contracts ("forward contracts") for investment purposes in order to gain currency exposure and enhance return. During the period ended October 31, 2012, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. As of October 31, 2012, the Global Trends Fund had open forward contracts which are reported on a schedule following the Fund's Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks to the Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission ("CFTC") and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Options. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund's market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund's securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended October 31, 2012, the Alternative Strategies Fund used option contracts to decrease the Fund's market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased. As of October 31, 2012, Alternative Strategies Fund had open option contracts.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter
   (OTC) market.

   Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

   Transactions in options written during the period ended October 31, 2012 are summarized as follows:

                                         ALTERNATIVE STRATEGIES FUND
-                                        --------------------------
                                         NUMBER OF      PREMIUMS
                                         CONTRACTS      RECEIVED
-                                        ---------      ---------
Options outstanding at October 31, 2011.     --        $      --
Options written.........................    240          516,000
Options terminated in closing purchase
 transactions...........................   (240)        (516,000)
Options expired.........................     --               --
Options exercised.......................     --               --
                                           ----         ---------
Options outstanding at October 31, 2012.     --        $      --
                                           ====         =========

   Commodity-Linked and Hedge Fund-Linked Notes. The Alternative Strategies Fund and Global Trends Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund and Global Trends Fund seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund and Global Trends Fund will not invest directly in commodities. During the period ended October 31, 2012, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

   Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

   The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended October 31, 2012, the Alternative Strategies Fund did not invest in hedge fund-linked notes.

   Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

   The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund and Global Trends Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of October 31, 2012, the following portfolios held and undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                   OWNERSHIP    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   46.54%   $41,060,000
SunAmerica Global Trends Cayman Fund, Ltd..   13.62     12,015,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities LLC, dated October 31, 2012, bearing interest at a rate of 0.25% per annum, with a principal amount of $88,230,000, a repurchase price of $88,230,613, and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

                      INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL      RATE      DATE      AMOUNT       VALUE
------------------    -------- ---------- ----------- -----------
U. S. Treasury Notes.   2.13%  11/30/2014 $85,764,000 $89,740,019

   As of October 31, 2012, the following portfolios held and undivided interest in the joint repurchase agreement with Barclays Capital, Inc.:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                   OWNERSHIP    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   46.69%   $34,995,000
SunAmerica Global Trends Cayman Fund, Ltd..   13.65     10,230,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Barclays Capital, Inc., dated October 31, 2012, bearing interest at a rate of 0.30% per annum, with a principal amount of $74,945,000, a repurchase price of $74,945,625, and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

                      INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL      RATE      DATE      AMOUNT       VALUE
------------------    -------- ---------- ----------- -----------
U. S. Treasury Notes.   0.75%  12/15/2013 $75,842,000 $76,502,584

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   As of October 31, 2012, the following portfolios held and undivided interest in the joint repurchase agreement with BNP Paribas SA:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                   OWNERSHIP    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   46.69%   $34,995,000
SunAmerica Global Trends Cayman Fund, Ltd..   13.65     10,230,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   BNP Paribas SA, dated October 31, 2012, bearing interest at a rate of 0.28% per annum, with a principal amount of $74,945,000, a repurchase price of $74,945,583, and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

                      INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL      RATE     DATE      AMOUNT       VALUE
------------------    -------- --------- ----------- -----------
U. S. Treasury Bills.   0.12%  1/24/2013 $76,595,800 $76,574,353

   As of October 31, 2012, the following portfolios held and undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                   OWNERSHIP    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   46.69%   $34,505,000
SunAmerica Global Trends Cayman Fund, Ltd..   13.65     10,085,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Deutsche Bank AG, dated October 31, 2012, bearing interest at a rate of 0.27% per annum, with a principal amount of $73,900,000, a repurchase price of $73,900,554, and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

                      INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL      RATE     DATE      AMOUNT       VALUE
------------------    -------- --------- ----------- -----------
U. S. Treasury Notes.   0.25%  6/30/2014 $75,435,000 $75,462,910

   As of October 31, 2012, the following portfolios held an undivided interest in the joint repurchase agreement with Royal Bank of Scotland:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                   OWNERSHIP    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   46.68%   $46,660,000
SunAmerica Global Trends Cayman Fund, Ltd..   13.65     13,640,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Royal Bank of Scotland, dated October 31, 2012, bearing interest at a rate of 0.27% per annum, with a principal amount of $99,955,000, a repurchase price of $99,955,750, and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

                      INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL      RATE     DATE      AMOUNT        VALUE
------------------    -------- --------- ------------ ------------
U. S. Treasury Notes.   0.38%  3/15/2015 $101,914,000 $102,043,431

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   As of October 31, 2012, the following portfolios held and undivided interest in the joint repurchase agreement with UBS Securities LLC:

                                            PERCENTAGE  PRINCIPAL
PORTFOLIO                                   OWNERSHIP    AMOUNT
---------                                   ---------- -----------
SunAmerica Global Trends...................   46.68%   $40,185,000
SunAmerica Global Trends Cayman Fund, Ltd..   13.65     11,750,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated October 31, 2012, bearing interest at a rate of 0.25% per annum, with a principal amount of $86,080,000, a repurchase price of $86,080,598, and a maturity date of November 1, 2012. The repurchase agreement is collateralized by the following:

                      INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL      RATE     DATE      AMOUNT       VALUE
------------------    -------- --------- ----------- -----------
U. S. Treasury Bonds.   8.13%  8/15/2019 $59,455,200 $88,042,449

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Distributions received from the Fund's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded by the Fund as a reduction to the cost basis of the securities held.

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income and capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Prior to January 23, 2012, the Predecessor Funds had a distribution policy (the "Distribution Policy") in place under which the Predecessor Funds paid level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter. Effective January 23, 2012, dividends from net investment income and capital gain distributions, if any, will be paid annually by the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 - 2011 or expected to be taken in each Funds' 2012 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2009.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   NEW ACCOUNTING PRONOUNCEMENTS: In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. All required changes to accounting policies have been made in accordance with ASU No. 2011-04.

   In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities". ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note 5. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

FUND                             PERCENTAGE
----                             ----------
2020 High Watermark Fund(1).....    0.65%
Alternative Strategies Fund.....    1.00%
Global Trends Fund..............    1.10%
Focused Alpha Growth Fund(2)....    1.00%
Focused Alpha Large-Cap Fund(2).    1.00%

   (1)If the 2020 High Watermark Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the investment period.
   (2)Prior to January 23, 2012, the management fees were paid at an annual rate of the average daily total assets. (see Note 1).

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The Alternative Strategies Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Alternative Strategies Subsidiary. In consideration of these services, the Alternative Strategies Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Alternative Strategies Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Alternative Strategies Fund in an amount equal to the management fee paid by the Alternative Strategies Subsidiary to SunAmerica (the "Alternative Strategies Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Alternative Strategies Subsidiary is in place. For the period ended October 31, 2012, the amount of advisory fees waived was $912,399.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the period ended October 31, 2012, the amount of advisory fees waived was $834,600.

   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be 43% of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.20% of the 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. The continuation of the Minimum Fee was most recently approved at the May 29, 2012 board meeting to continue in effect until October 31, 2013.

   Pursuant to the Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC ("Pelagos") (the "Alternative Strategies Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Alternative Strategies Fund to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Alternative Strategies Subsidiary to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of average daily net assets of the Alternative Strategies Subsidiary. Payments to Pelagos for its services are made by SunAmerica, not by the Fund. Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Alternative Strategies Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Alternative Strategies Subsidiary. This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos' contract with the Alternative Strategies Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP ("Wellington") (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco Capital Management, LLC ("Marisco"), and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Growth Fund to Marisco and BAMCO. SunAmerica pays Marisco and BAMCO a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the ten month period ended

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   October 31, 2012, SunAmerica paid Marisco and BAMCO at an aggregate annual rate of 0.49% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap portion of the Fund and BAMCO is responsible for managing the small- and mid-cap portion of the Fund. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marisco and Blackrock. SunAmerica pays Marisco and Blackrock a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the ten month period ended October 31, 2012, SunAmerica paid Marisco and Blackrock at an aggregate annual rate of 0.40% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap growth portion of the Fund and Blackrock is responsible for managing the large-cap value portion of the Fund. Each Subadviser is paid by SunAmerica and not the Fund.

   Prior to January 23, 2012, SunAmerica served as administrator to the Predecessor Funds pursuant to an Administrative Service Agreement between SunAmerica and each predecessor Fund. Under the Administrative Services Agreements, SunAmerica was responsible for performing or supervising performance by others of administrative services in connection with the operations of the Predecessor Funds, subject to the supervision of each Predecessor Fund's Board. SunAmerica provided the Predecessor Funds with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Predecessor Funds. SunAmerica's administrative services include recordkeeping, supervising the activities of the Predecessor Funds custodian and transfer agent, providing assistance in connection with the directors' and shareholders' meetings and other administrative services necessary to conduct the Predecessor Funds affairs. For its services as administrator, SunAmerica was paid a monthly fee at the annual rate of 0.04% of each Predecessor Funds average daily total assets.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired Fund fees and expenses. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees. Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made:

FUND                                     PERCENTAGE
----                                     ----------
2020 High Watermark Class A.............    1.65%
2020 High Watermark Class C.............    2.30
2020 High Watermark Class I.............    1.18
Alternative Strategies Class A..........    1.72
Alternative Strategies Class C..........    2.37
Alternative Strategies Class W..........    1.52
Global Trends Class A...................    1.85
Global Trends Class C...................    2.50
Global Trends Class W...................    1.65
Focused Alpha Growth Fund Class A(1)....    1.72
Focused Alpha Growth Fund Class C(2)....    2.37
Focused Alpha Growth Fund Class W(2)....    1.52
Focused Alpha Large-Cap Fund Class A(1).    1.72
Focused Alpha Large-Cap Fund Class C(2).    2.37
Focused Alpha Large-Cap Fund Class W(2).    1.52

    ----
   (1)Effective January 23, 2012
   (2)Effective January 24, 2012

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Fund's investors or, with respect to the 2020 High Watermark Fund, to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the period ended October 31, 2012, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $155,095 for 2020 High Watermark Fund.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   For the periods ended October 31, 2012, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                                         OTHER
                                        EXPENSES
FUND                                   REIMBURSED
----                                 --------------
2020 High Watermark.................    $ 14,345
Alternative Strategies..............          --
Global Trends.......................          --
Focused Alpha Growth (1)............          --
Focused Alpha Large Cap (1).........          --

                                     CLASS SPECIFIC
                                        EXPENSES
FUND                                   REIMBURSED
----                                 --------------
2020 High Watermark Class A.........    $ 56,565
2020 High Watermark Class C.........      32,350
2020 High Watermark Class I.........     100,066
Alternative Strategies Class A......          --
Alternative Strategies Class C......       2,289
Alternative Strategies Class W......          --
Global Trends Class A...............       5,305
Global Trends Class C...............          --
Global Trends Class W...............          --
Focused Alpha Growth Class A (1)....      68,294
Focused Alpha Growth Class C (2)....      17,445
Focused Alpha Growth Class W (2)....      21,183
Focused Alpha Large Cap Class A (1).      62,155
Focused Alpha Large Cap Class C (2).      19,090
Focused Alpha Large Cap Class W (2).      21,289

    ----
   (1)Effective January 23, 2012
   (2)Effective January 24, 2012

   For the periods ended October 31,2012, the amounts recouped by SunAmerica are as follows:

                                         OTHER
                                        EXPENSES
FUND                                    RECOUPED
----                                 --------------
2020 High Watermark.................    $    --
Alternative Strategies..............         --
Global Trends.......................     60,533
Focused Alpha Growth (1)............         --
Focused Alpha Large Cap (1).........         --

                                     CLASS SPECIFIC
                                        EXPENSES
FUND                                    RECOUPED
----                                 --------------
2020 High Watermark Class A.........    $    --
2020 High Watermark Class C.........         --
2020 High Watermark Class I.........         --
Alternative Strategies Class A......         --
Alternative Strategies Class C......     13,812
Alternative Strategies Class W......      9,974
Global Trends Class A...............     94,005
Global Trends Class C...............     35,459
Global Trends Class W...............     41,197
Focused Alpha Growth Class A (1)....     22,982
Focused Alpha Growth Class C (2)....         --
Focused Alpha Growth Class W (2)....         --
Focused Alpha Large Cap Class A (1).      5,496
Focused Alpha Large Cap Class C (2).         --
Focused Alpha Large Cap Class W (2).         --

    ----
   (1)Effective January 23, 2012
   (2)Effective January 24, 2012

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   At October 31,2012, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

                                         OTHER EXPENSES REIMBURSED
-                                    ---------------------------------
FUND                                 OCTOBER 31, 2013 OCTOBER 31, 2014
----                                 ---------------- ----------------
2020 High Watermark.................     $  7,706         $ 14,345
Alternative Strategies..............           --               --
Global Trends.......................      114,215               --
Focused Alpha Growth (1)............           --               --
Focused Alpha Large Cap (1).........           --               --

                                              CLASS SPECIFIC
                                            EXPENSES REIMBURSED
-                                    ---------------------------------
FUND                                 OCTOBER 31, 2013 OCTOBER 31, 2014
----                                 ---------------- ----------------
2020 High Watermark Class A.........     $ 57,835         $ 56,565
2020 High Watermark Class C.........       31,836           32,350
2020 High Watermark Class I.........       89,352          100,066
Alternative Strategies Class A......           --               --
Alternative Strategies Class C......           --              678
Alternative Strategies Class W......           --               --
Global Trends Class A...............           --               --
Global Trends Class C...............        4,371               --
Global Trends Class W...............           --               --
Focused Alpha Growth Class A (1)....           --           45,312
Focused Alpha Growth Class C (2)....           --           17,445
Focused Alpha Growth Class W (2)....           --           21,183
Focused Alpha Large Cap Class A (1).           --           56,659
Focused Alpha Large Cap Class C (2).           --           19,090
Focused Alpha Large Cap Class W (2).           --           21,289

    ----
   (1)Effective January 23, 2012
   (2)Effective January 24, 2012

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. Accordingly, for the periods ended October 31, 2012, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the 2020 High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for providing administrative and shareholder services to Class I shareholders. For the period ended October 31, 2012, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The Trust, on behalf of the Alternative Strategies, Global Trends, Focused Alpha Growth, and Focused Alpha Large-Cap Funds, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the periods ended October 31, 2012, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. SACS has advised the Funds that for the periods ended October 31, 2012, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                        CLASS A                    CLASS A       CLASS C
                         -------------------------------------- ------------- -------------
                                                                 CONTINGENT    CONTINGENT
                          SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                     CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                     -------- -------------- -------------- ------------- -------------
2020 High Watermark..... $ 31,332    $  8,511       $ 17,999       $   --        $ 2,138
Alternative Strategies..  411,178      47,878        290,238         (712)        45,265
Global Tends............  769,196     227,951        417,911           --         42,850
Focused Alpha Growth....  216,648      51,389        135,015           --            598
Focused Alpha Large-Cap.   61,683      17,085         35,672        6,155             73

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the periods ended October 31, 2012, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                PAYABLE AT
FUND                                EXPENSES OCTOBER 31, 2012
----                                -------- ----------------
2020 High Watermark Class A........ $ 76,160     $ 6,156
2020 High Watermark Class C........   34,420       2,654
2020 High Watermark Class I........   40,004       3,071
Alternative Strategies Class A.....  612,242      34,807
Alternative Strategies Class C.....  131,045       8,609
Alternative Strategies Class W.....  145,974       9,855
Global Trends Class A..............  513,574      38,005
Global Trends Class C..............  115,646      11,074
Global Trends Class W..............  130,710      11,716
Focused Alpha Growth Class A(1)....  317,764      47,242
Focused Alpha Growth Class C(2)....   16,967       6,258
Focused Alpha Growth Class W(2)....    5,563         948
Focused Alpha Large-Cap Class A(1).  222,156      43,106
Focused Alpha Large-Cap Class C(2).   16,464       6,191
Focused Alpha Large-Cap Class W(2).      365          67

    ----
   (1)Effective January 23, 2012
   (2)Effective January 24, 2012

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   At October 31, 2012, the following affiliates owned a percentage of the outstanding shares of the following Portfolios:

FUND                                 HOLDER                  PERCENTAGE
----                 --------------------------------------- ----------
Alternative
 Strategies......... Focused Multi-Asset Strategy Portfolio     13.5%
Global Trends....... Focused Multi-Asset Strategy Portfolio     12.5
                     Focused Balanced Strategy Portfolio         7.4
Focused Alpha Growth Focused Multi-Asset Strategy Portfolio      6.5
                     Focused Balanced Strategy Portfolio         4.6
Focused Alpha
 Large-Cap.......... Focused Multi-Asset Strategy Portfolio     16.1
                     Focused Balanced Strategy Portfolio         6.3

   At October 31, 2012, The Variable Annuity Life Insurance Company, an affiliate of SunAmerica, owned 25.4% of the outstanding shares of the 2020 High Watermark Fund.

   As of the date of this report, the United States Department of the Treasury ("Department of the Treasury") owned less than 25% of the outstanding shares of common stock of American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS, and SAFS. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

Note 6. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended October 31, 2012 were as follows:

                               PURCHASES         SALES
                             OF PORTFOLIO    OF PORTFOLIO
                              SECURITIES      SECURITIES    PURCHASES OF    SALES
                            (EXCLUDING U.S. (EXCLUDING U.S.     U.S.       OF U.S.
                              GOVERNMENT      GOVERNMENT     GOVERNMENT   GOVERNMENT
FUND                          SECURITIES)     SECURITIES)    SECURITIES   SECURITIES
----                        --------------- --------------- ------------ ------------
2020 High Watermark........  $         --    $         --   $         -- $  9,826,802
Alternative Strategies.....    47,000,000      50,020,053    195,761,217  271,620,000
Global Trends..............            --              --             --           --
Focused Alpha Growth(1)....   177,727,764     352,777,985             --           --
Focused Alpha Large-Cap(1).   206,540,259     266,956,557             --           --

    ----
   (1)For the period January 1, 2012 through October 31, 2012.

Note 7. Federal Income Taxes

   At October 31, 2012 the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                              2020
                         HIGH WATERMARK   ALTERNATIVE   GLOBAL TRENDS FOCUSED ALPHA FOCUSED ALPHA
                              FUND      STRATEGIES FUND     FUND       GROWTH FUND  LARGE-CAP FUND
-                        -------------- --------------- ------------- ------------- --------------
Cost....................  $51,222,798    $270,805,261   $311,350,650  $258,225,534   $252,201,181
                          ===========    ============   ============  ============   ============
Appreciation............   12,561,371       7,891,877             --    36,521,864     13,591,716
Depreciation............     (140,865)     (7,348,657)    (9,193,755)   (3,111,026)    (4,203,244)
                          -----------    ------------   ------------  ------------   ------------
Unrealized appreciation
 (depreciation) -- net..  $12,420,506    $    543,220   $ (9,193,755) $ 33,410,838   $  9,388,472
                          ===========    ============   ============  ============   ============

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from wholly owned foreign subsidiary, amortization of organizational costs, wash sales and derivative transactions.

                                     DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                            ---------------------------------------  ------------------------
                                          FOR THE PERIOD ENDED OCTOBER 31, 2012
                            -----------------------------------------------------------------
                                         LONG-TERM      UNREALIZED
                             ORDINARY  GAINS/CAPITAL   APPRECIATION   ORDINARY    LONG-TERM
FUND                          INCOME   LOSS CARRYOVER (DEPRECIATION)   INCOME   CAPITAL GAINS
----                        ---------- -------------- -------------- ---------- -------------
2020 High Watermark........ $1,080,852  $(20,641,321)  $12,420,506   $1,359,916  $        --
Alternative Strategies.....         --   (80,162,874)    3,701,073    6,718,943   15,748,405
Global Trends..............         --    (1,212,390)   (9,068,752)   4,858,659      677,977
Focused Alpha Growth(1)....         --    34,000,746    33,410,515           --           --
Focused Alpha Large-Cap(1).  3,281,782     8,086,216     9,388,472           --           --

                           TAX DISTRIBUTIONS
                           FOR THE YEAR ENDED
                            OCTOBER 31, 2011
                        ------------------------
                         ORDINARY    LONG-TERM
                          INCOME   CAPITAL GAINS
                        ---------- -------------
2020 High Watermark.... $1,255,283  $       --
Alternative Strategies.  6,900,462   4,459,071
Global Trends..........         --          --

                            TAX DISTRIBUTIONS       TAX DISTRIBUTIONS
                            FOR THE YEAR ENDED      FOR THE YEAR ENDED
                            DECEMBER 31, 2010@      DECEMBER 31,2011@
                         ------------------------ ----------------------
                          ORDINARY    LONG-TERM   ORDINARY   LONG-TERM
                           INCOME   CAPITAL GAINS  INCOME  CAPITAL GAINS
                         ---------- ------------- -------- -------------
Focused Alpha Growth.... $3,765,719      $--      $     --  $6,839,359
Focused Alpha Large-Cap.  1,810,357       --       234,777   5,051,464

--------
@  See Note 1.
(1)For the period January 1, 2012 through October 31, 2012.

   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2012, the Funds elected to defer late year ordinary losses as follows:

                       DEFERRED LATE YEAR
FUND                     ORDINARY LOSS
----                   ------------------
2020 High Watermark...     $       --
Alternative Strategies      2,814,013
Global Trends.........      4,560,863
Focused Alpha Growth..             --
Focused Alpha Large-Cap             --

   For the period ended October 31, 2012, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, treatment of foreign currency, capital loss carryforwards acquired as a result of mergers, equalization debits, and nondeductible expenses to the components of net assets as follows:

                          ACCUMULATED      ACCUMULATED
                         UNDISTRIBUTED  UNDISTRIBUTED NET
                         NET INVESTMENT   REALIZED GAIN
                         INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
                         -------------- ----------------- ---------------
2020 High Watermark.....   $       --     $          --    $         --
Alternative Strategies..    1,344,372         9,730,115     (11,074,487)
Global Trends...........    1,597,803        11,072,661     (12,670,464)
Focused Alpha Growth....       45,036       (96,331,116)     96,286,080
Focused Alpha Large-Cap.      576,080      (192,917,947)    192,341,867

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   As of October 31, 2012, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, and are available to offset future capital gains, if any:

                              CAPITAL LOSS CARRYFORWARD+            UNLIMITED
                          ---------------------------------- -----------------------
                             2015        2016        2017        ST          LT
                          ----------- ----------- ---------- ----------- -----------
2020 High Watermark...... $        -- $19,326,896 $1,314,425 $        -- $        --
Alternative Strategies...          --          --         --  48,368,200  31,794,674
Global Trends............          --          --         --          --   1,212,390
Focused Alpha Growth*....  18,773,056  41,996,903         --     417,459     240,775
Focused Alpha Large-Cap*.  97,878,663  79,653,978         --          --          --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are effective for taxable years beginning after the date of enactment. Under the Act, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment without expiration. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2012, based on current tax law, the Focused Alpha Growth, and Focused Alpha Large-Cap have $39,616,979 and $134,337,649, respectively, of capital losses that will not be available for use.

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current period ended October 31, 2012.

                             CAPITAL LOSS
                         CARRYFORWARD UTILIZED
                         ---------------------
2020 High Watermark.....      $ 2,357,895
Alternative Strategies..               --
Global Trends...........               --
Focused Alpha Growth....       17,739,400
Focused Alpha Large-Cap.        2,509,388

Note 8. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                         2020 HIGH WATERMARK FUND
                        ------------------------------------------------------------------------------------------
                               CLASS A                CLASS A                CLASS C                CLASS C
                        ---------------------  ---------------------  ---------------------  ---------------------
                               FOR THE                FOR THE                FOR THE                FOR THE
                              YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                           OCTOBER 31, 2012       OCTOBER 31, 2011       OCTOBER 31, 2012       OCTOBER 31, 2011
                        ---------------------  ---------------------  ---------------------  ---------------------
                         SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                        --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares
 sold(1)...............  371,972  $ 3,626,966   287,327  $ 2,542,192   206,383  $ 1,992,447   158,661  $ 1,375,532

 Reinvested
 shares................   70,581      674,052    77,892      637,161    20,814      198,152    23,586      192,461
Shares
 redeemed(1)........... (810,596)  (7,893,088) (668,570)  (5,835,370) (479,317)  (4,660,865) (319,769)  (2,746,368)
                        --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net increase (decrease) (368,043) $(3,592,070) (303,351) $(2,656,017) (252,120) $(2,470,266) (137,522) $(1,178,375)
                        ========  ===========  ========  ===========  ========  ===========  ========  ===========

                                  2020 HIGH WATERMARK FUND
                        --------------------------------------------
                               CLASS I                CLASS I
                        ---------------------  ---------------------
                               FOR THE                FOR THE
                              YEAR ENDED             YEAR ENDED
                           OCTOBER 31, 2012       OCTOBER 31, 2011
                        ---------------------  ---------------------
                         SHARES      AMOUNT     SHARES      AMOUNT
                        --------  -----------  --------  -----------
Shares
 sold..................  420,731  $ 4,058,966   357,181  $ 3,229,742

 Reinvested
 shares................   45,907      438,868    46,030      376,527
Shares
 redeemed.............. (623,301)  (6,067,703) (379,193)  (3,335,419)
                        --------  -----------  --------  -----------
Net increase (decrease) (156,663) $(1,569,869)   24,018  $   270,850
                        ========  ===========  ========  ===========

--------
(1)For the year ended October 31, 2012, includes automatic conversion of 75,355 shares of Class C shares in the amount of $737,822 to 74,807 shares of Class A shares in the amount of $737,822.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


                                                             ALTERNATIVE STRATEGIES FUND
                     ----------------------------------------------------------------------------------------------------------
                               CLASS A                     CLASS A                    CLASS C                   CLASS C
                     --------------------------  --------------------------  ------------------------  ------------------------
                               FOR THE                     FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                          OCTOBER 31, 2012            OCTOBER 31, 2011           OCTOBER 31, 2012          OCTOBER 31, 2011
                     --------------------------  --------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.........   9,722,656  $  96,304,283   17,639,306  $ 197,392,648   2,009,199  $ 20,117,520   4,236,155  $ 46,913,179
Reinvested shares...   1,501,938     15,635,183      911,950      9,338,369     174,163     1,806,069      53,478       546,007
Shares redeemed..... (25,733,928)  (240,147,745) (13,699,818)  (148,445,082) (3,209,171)  (29,553,705) (1,099,376)  (11,778,058)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)......... (14,509,334) $(128,208,279)   4,851,438  $  58,285,935  (1,025,809) $ (7,630,116)  3,190,257  $ 35,681,128
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                   ALTERNATIVE STRATEGIES FUND
                     ------------------------------------------------------
                               CLASS W                     CLASS W
                     --------------------------  --------------------------
                               FOR THE                     FOR THE
                             YEAR ENDED                  YEAR ENDED
                          OCTOBER 31, 2012            OCTOBER 31, 2011
                     --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                     -----------  -------------  -----------  -------------
Shares sold.........   7,332,266  $  71,897,163    5,000,611  $  55,441,623
Reinvested shares...      43,366        451,435        9,558         97,969
Shares redeemed.....  (6,414,781)   (59,030,770)  (2,916,070)   (31,379,666)
                     -----------  -------------  -----------  -------------
Net increase
 (decrease).........     960,851  $  13,317,828    2,094,099  $  24,159,926
                     ===========  =============  ===========  =============

                                                                 GLOBAL TRENDS FUND
                     ----------------------------------------------------------------------------------------------------------
                               CLASS A                     CLASS A                    CLASS C                   CLASS C
                     --------------------------  --------------------------  ------------------------  ------------------------
                                                       FOR THE PERIOD                                       FOR THE PERIOD
                               FOR THE                 JUNE 15, 2011*                 FOR THE               JUNE 15, 2011*
                             YEAR ENDED                    THROUGH                  YEAR ENDED                  THROUGH
                          OCTOBER 31, 2012            OCTOBER 31, 2011           OCTOBER 31, 2012          OCTOBER 31, 2011
                     --------------------------  --------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold.........   9,364,905  $ 141,507,538   14,291,034  $ 217,742,312   3,659,787  $ 55,174,824   1,381,598  $ 21,065,626
Reinvested shares...     264,740      3,862,555           --             --      20,014       292,013          --            --
Shares redeemed..... (10,096,148)  (149,985,410)    (770,089)   (11,758,103) (1,086,190)  (15,915,131)    (10,044)     (150,828)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........    (466,503) $  (4,615,317)  13,520,945  $ 205,984,209   2,593,611  $ 39,551,706   1,371,554  $ 20,914,798
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                       GLOBAL TRENDS FUND
                     ------------------------------------------------------
                               CLASS W                     CLASS W
                     --------------------------  --------------------------
                                                       FOR THE PERIOD
                               FOR THE                 JUNE 15, 2011*
                             YEAR ENDED                    THROUGH
                          OCTOBER 31, 2012            OCTOBER 31, 2011
                     --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                     -----------  -------------  -----------  -------------
Shares sold.........   3,949,703  $  59,630,303    2,288,932  $  34,899,602
Reinvested shares...      21,491        313,552           --             --
Shares redeemed.....  (2,022,650)   (29,951,060)     (39,161)      (602,785)
                     -----------  -------------  -----------  -------------
Net increase
 (decrease).........   1,948,544  $  29,992,795    2,249,771  $  34,296,817
                     ===========  =============  ===========  =============

--------
*  Commencement of operations.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


                                            FOCUSED ALPHA GROWTH FUND+
                     -------------------------------------------------------------------------
                               CLASS A                   CLASS C                 CLASS W
                     --------------------------  ------------------------  -------------------
                           FOR THE PERIOD                                     FOR THE PERIOD
                           JANUARY 1, 2012           FOR THE PERIOD         JANUARY 24, 2012*
                               THROUGH           JANUARY 24, 2012* THROUGH       THROUGH
                          OCTOBER 31, 2012          OCTOBER 31, 2012         OCTOBER 31, 2012
                     --------------------------  ------------------------  -------------------
                        SHARES        AMOUNT       SHARES       AMOUNT      SHARES    AMOUNT
                     -----------  -------------  ---------   -----------   -------  ----------
Shares sold.........   2,888,023  $  61,291,551    135,053   $ 2,916,143   238,632  $5,265,164
Shares issued in
 merger@............   6,407,998    138,301,936  1,505,731    32,388,973        --          --
Reinvested shares...          --             --         --            --        --          --
Shares redeemed(1).. (11,948,372)  (247,948,326)   (96,542)   (2,105,473)   (2,752)    (57,853)
                     -----------  -------------  ---------   -----------   -------  ----------
Net increase
 (decrease).........  (2,652,351) $ (48,354,839) 1,544,242   $33,199,643   235,880  $5,207,311
                     ===========  =============  =========   ===========   =======  ==========

                                          FOCUSED ALPHA LARGE-CAP FUND+
                     -------------------------------------------------------------------------
                               CLASS A                   CLASS C                 CLASS W
                     --------------------------  ------------------------  -------------------
                           FOR THE PERIOD                                     FOR THE PERIOD
                           JANUARY 1, 2012           FOR THE PERIOD         JANUARY 24, 2012*
                               THROUGH           JANUARY 24, 2012* THROUGH       THROUGH
                          OCTOBER 31, 2012          OCTOBER 31, 2012         OCTOBER 31, 2012
                     --------------------------  ------------------------  -------------------
                        SHARES        AMOUNT       SHARES       AMOUNT      SHARES    AMOUNT
                     -----------  -------------  ---------   -----------   -------  ----------
Shares sold.........   3,687,685  $  69,603,019     45,645   $   879,718    18,285  $  343,731
Shares issued in
 merger@............   7,490,644    143,469,896  1,715,070    32,747,870        --          --
Reinvested shares...          --             --         --            --        --          --
Shares redeemed(2)..  (6,688,913)  (123,808,857)   (72,840)   (1,412,627)       --         727
                     -----------  -------------  ---------   -----------   -------  ----------
Net increase
 (decrease).........   4,489,416  $  89,264,058  1,687,875   $32,214,961    18,285  $  344,458
                     ===========  =============  =========   ===========   =======  ==========

--------
*  Commencement of operations.
+  See Note 1
@  See Note 3
(1)For the period ended October 31, 2012, net of redemption fees of $1,430,734, $734 and $957 for Class A, C, and W shares respectively.
(2)For the period ended October 31, 2012, net of redemption fees of $690,420, $733 and $727 for Class A, C, and W shares respectively.

   The authorized capital stock of the SunAmerica Focused Alpha Growth Fund, Inc. for the periods ending December 31, 2010 and December 31, 2011 was 200,000,000 shares of common stock, $0.001 par value.

   On September 13, 2010, the SunAmerica Focused Alpha Growth Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Growth Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. accepted 6,106,571 properly tendered shares, representing 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Growth Fund, Inc. distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Growth Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. recorded net realized gains of $26,382,332 for financial statement purposes.

   As of December 31, 2010 and December 31, 2011 there were 14,248,665 shares issued and outstanding of the SunAmerica Focused Alpha Growth Fund, Inc.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)


   The authorized capital stock of the SunAmerica Focused Alpha Large-Cap Fund, Inc. for the periods ending December 31, 2010 and December 31, 2011 was 200,000,000 shares of common stock, $0.001 par value.

   On September 13, 2010, the SunAmerica Focused Alpha Large-Cap Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Large-Cap Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Large-Cap Fund, Inc. accepted 2,413,809 properly tendered shares, representing 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, at a price per share of $16.64, which is equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Large-Cap Fund, Inc. distributed in payment for such properly tendered shares accepted was $40,165,782. Because the number of shares tendered exceeded 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Large-Cap Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 33.3% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Focused Alpha Large-Cap Fund, Inc. recorded net realized gains of $6,723,429 for financial statement purposes.

   As of December 31, 2010 and December 31, 2011 there were 7,241,427 shares issued and outstanding of the SunAmerica Focused Alpha Large-Cap Fund, Inc.

Note 9. Line of Credit

   The Trust has established a $10 million committed secured line of credit with State Street Bank and Trust Company, the custodian for the 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund. The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, for the Focused Alpha Growth and Focused Alpha Large-Cap Funds. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 basis points on both of the committed lines and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of both committed lines of credit which is included in other expenses on the Statement of Operations. Borrowings under both of the lines of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the period ended October 31, 2012, the following Funds had borrowings:

                                                           WEIGHTED
                            DAYS     INTEREST AVERAGE DEBT AVERAGE
PORTFOLIO                OUTSTANDING CHARGES    UTILIZED   INTEREST
---------                ----------- -------- ------------ --------
Focused Alpha Growth....     108     $35,589   $8,440,437    1.41%
Focused Alpha Large-Cap.      38       8,832    5,965,304    1.40

   At October 31, 2012, there were no borrowings outstanding.

Note 10. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund have been reduced. For the period January 1, 2012 through October 31, 2012, the amount of expense reductions received to offset the Fund's non-affiliated expenses was $19,022 and $5,500, respectively. For the year ended December 31, 2011, the amount of expense reductions received to offset Focused Alpha Growth Fund's non-affiliated expenses were $4,659.

Note 11. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2012 -- (CONTINUED)

   program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended October 31, 2012, none of the Funds participated in this program.

Note 12. Trustees Retirement Plan

   The Trustees have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds"), or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall not be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                         RETIREMENT RETIREMENT RETIREMENT
                            PLAN       PLAN       PLAN
                         LIABILITY   EXPENSE    PAYMENTS
                         ---------- ---------- ----------
                           ------      ---        ----
FUND                          AS OF OCTOBER 31, 2012
----                     --------------------------------
----                       ------      ---        ----
Focused Alpha Growth....   $4,541      $40        $338
Focused Alpha Large-Cap.    9,344       50         708

Note 13. Investment Concentration

   The Funds may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. government. The Funds may also invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. These obligations may not be backed by the full faith and credit of the U.S. government. With respect to those instruments that are not backed by the full faith and credit of the U.S. government, the U.S. government may choose not to provide financial support to such government sponsored agencies or instrumentalities since it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government. As a result of the Funds' concentration in U.S. government agencies or instrumentalities, they may be subject to risks associated with the U.S. government. At the end of the period, the 2020 High Watermark Fund and the Alternative Strategies Fund had 9.7% and 49.6%, respectively, of their total net assets invested in such securities.

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series:

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), including the portfolios of investments (consolidated portfolios of investments for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), and the related statements of operations (consolidated statements of operations for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and the financial highlights (consolidated financial highlights for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) present fairly, in all material respects, the financial position of each of the five funds constituting SunAmerica Specialty Series (the "Funds") at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 27, 2012

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2012 -- (UNAUDITED)

The Board of the Trust, including the Trustees who are not "interested persons," as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or the Funds, SunAmerica, Pelagos, Wellington Management Company, LLP ("Wellington Management") or Trajectory (Trajectory, together with Pelagos and Wellington, the "Subadvisers") (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the 2015 High Watermark Fund (the "2015 Fund") and the 2020 High Watermark Fund (the "2020 Fund," and together with the 2015 Fund, the "High Watermark Funds"), and SunAmerica, the Investment Advisory and Management Agreement between the Trust, on behalf of the SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund") and SunAmerica, and the Investment Advisory and Management Agreement between the Trust, on behalf of the SunAmerica Global Trends Fund ("Global Trends Fund") and SunAmerica (each an "Advisory Agreement," and collectively, the "Advisory Agreements"), each for a one-year period ending June 30, 2013 at an in-person meeting held on May 29, 2012 (the "Meeting").

At the Meeting, the Board, including the Disinterested Directors, also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the High Watermark Funds, the Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Fund and the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund, each for a one-year period ending June 30, 2013 (the "Subadvisory Agreements," and together with the Advisory Agreement, the "Agreements"). The Trust currently consists of six separate Funds, including the 2015 Fund, 2020 Fund, Alternative Strategies Fund, Global Trends Fund, SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund./1/

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included, among other things, (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management process; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Disinterested Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements.

--------
1 The Advisory Agreement between the Trust, on behalf of SunAmerica Focused Alpha Growth Fund ("Alpha Growth Fund") and SunAmerica Focused Alpha Large-Cap Fund ("Alpha Large-Cap Fund"), and SunAmerica expires in 2013 and was not subject to renewal at the Meeting. The subadvisory agreements between SunAmerica and each of (i) BAMCO, Inc. with respect to the Alpha Growth Fund, (ii) Marsico Capital Management LLC with respect to the Alpha Growth Fund and Alpha Large-Cap Fund, and (iii) BlackRock Investment Management LLC with respect to the Alpha Large-Cap Fund, expire in 2013 and were not subject to renewal at the Meeting.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY
        AGREEMENTS -- OCTOBER 31, 2012 -- (UNAUDITED) (CONTINUED)


In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica has been able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2012, SunAmerica managed, advised and/or administered approximately $46.3 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, quality and extent of subadvisory services provided by the Subadvisers to the applicable Funds. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management process. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

It was noted that performance information was for the periods ended March 31, 2012. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

High Watermark Funds. The Board considered that the 2015 Fund's performance was above the median of its Peer Group for the one-year period, below the median for the three-year period and at the median for the five-year period. The Board also considered that the 2015 Fund's performance was above the median of its Peer Universe for the one-year period and below the median for the three- and five-year periods. The Board further considered that the 2015 Fund outperformed its Lipper Index for the one-year period and underperformed for the three- and five-year periods.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY
        AGREEMENTS -- OCTOBER 31, 2012 -- (UNAUDITED) (CONTINUED)


The Board considered that the 2020 Fund's performance was above the median of its Peer Group for the one-year period, at the median for the three-year period and below the median for the five-year period. The Board also considered that the 2020 Fund's performance was above the median of its Peer Universe for the one-year period and below the median for the three- and five-year periods. The Board further considered that the 2020 Fund outperformed its Lipper Index for the one-year period and underperformed for the three- and five-year periods.

The Board also considered that the High Watermark Funds have certain restrictions on their investment techniques in the master agreement that backs the payment undertaking on these Funds and that, due to these restrictions, the Funds' fixed income exposures were significantly higher than those of the funds in the respective Peer Groups and Peer Universes, which can cause the Funds' relative rankings within the Peer Groups/ Universes to change significantly from period to period. Moreover, the Board noted that an Early Closure Condition, as defined in the Fund's prospectus, had occurred with respect to the 2015 Fund in September 2011, and that the Fund no longer had the ability to obtain equity exposure. The Board therefore acknowledged the inherent limitations in comparing the High Watermark Funds to their respective Peer Groups and Peer Universes, noting that while the Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target date funds, the Funds also seek to preserve principal and investment gains at the Funds' protected maturity dates and are therefore subject to restrictions in the master agreement that backs the payment undertaking. The Board concluded that the Funds' performance was satisfactory.

Alternative Strategies Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one- and three-year periods. The Board also considered that the Fund underperformed its Lipper Index the one- and three-year periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring of the Portfolio. The Board also acknowledged the inherent limitations in comparing this Fund to its Peer Group. In particular, the Board noted that the Peer Group for the Fund contained a number of funds in the "flexible portfolio" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board noted management's discussion of the Fund's performance, including the continued monitoring of the Fund and concluded that the Fund's performance was being addressed.

Global Trends Fund. The Board considered that the Fund's performance was above the median of its Peer Group and Peer Universe since the Fund's inception in June 2011. The Board also considered that the Fund outperformed its Lipper Index since the Fund's inception. The Board noted that the Fund had a relatively short performance history and also acknowledged the inherent limitations in comparing this Fund to its Peer Group and Peer Universe. In particular, the Board noted that the Peer Group and Peer Universe for the Fund consisted of a mix of funds in the "global flexible" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board concluded that the Fund's performance was satisfactory.

Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the 2020 Fund in order to prevent an Early Closure Condition from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the High Watermark Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe applicable to the High Watermark Funds may appear lower on

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY
        AGREEMENTS -- OCTOBER 31, 2012 -- (UNAUDITED) (CONTINUED)

a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Funds since SunAmerica informed the Board that there were no such funds or accounts.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively. The Board did not consider services and fees paid under investment advisory contracts that the Subadvisers have with other registered investment companies or other types of clients with similar investment strategies to the Funds since the Subadvisers informed the Board that there were no such funds or accounts.

In connection with its renewal of the Subadvisory Agreement with respect to the High Watermark Funds, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Disinterested Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreement, provides that SunAmerica pay Trajectory a minimum fee equal to the percentage of each of the High Watermark Fund's average daily net assets, accrued daily and payable monthly, at the following rates: 0.25% for the 2015 Fund; and 0.20% for the 2020 Fund. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Disinterested Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2013.

High Watermark Funds. The Board considered that the 2015 Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the 2015 Fund's total expenses were below the median of its Peer Group and Peer Universe. The Board considered that the 2020 Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the 2020 Fund's total expenses were above the median of their Peer Group and above the median of their Peer Universe. The Board noted management's discussion regarding the Funds' expenses and also noted that, in connection with the occurrence of the Early Closure Condition with respect to the 2015 Fund in September 2011, the management fee payable to SunAmerica was reduced from an annual rate of 0.65% to 0.40% of average daily net assets. The Board observed that the current 0.40% management fee applicable to the 2015 Fund was below the median of its Peer Group and Peer Universe.

Alternative Strategies Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses.

Global Trends Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE ADVISORY AGREEMENT AND SUBADVISORY
        AGREEMENTS -- OCTOBER 31, 2012 -- (UNAUDITED) (CONTINUED)


Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the 2020 Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Administrative and Shareholder Service Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreement with respect to the Global Trends Fund included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that the Subadvisers are responsible for decisions to buy and sell securities for the Funds they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits the Subadvisers derive from their soft dollar arrangements, to the extent applicable, including arrangements under which brokers provide brokerage and/or research services to the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2013. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED)

The following table contains basic information regarding the Trustees who oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                       POSITION        TERM OF                                        FUNDS IN
       NAME,           HELD WITH     OFFICE AND                                     FUND COMPLEX
    ADDRESS AND       SUNAMERICA      LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
        AGE*            COMPLEX    TIME SERVED(4)        DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
--------------------- ------------ ---------------- ------------------------------  ------------ -------------------------------

DISINTERESTED TRUSTEES

Dr. Judith L. Craven  Trustee      2004-present     Retired.                            78       Director, Belo Corp. (1992 to
Age: 67                                                                                          present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin      Trustee      2004-present     Retired.                            78       Director, Boston Options
Age: 73                                                                                          Exchange (2001 to 2010).

Stephen J. Gutman     Trustee      2004-present     Vice President and Associate        29       None
Age: 69                                             Broker, Corcoran Group (real
                                                    estate) (2003 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho, LLC (licensing
                                                    of menswear specialty
                                                    retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing, Inc.
                                                    (2009 to present).

William J. Shea       Trustee      2004-present     Executive Chairman, Lucid,          29       Chairman of the Board, Royal
Age: 64                                             Inc. (medical technology and                 and SunAlliance U.S.A., Inc.
                                                    information); Managing                       (2004 to 2006); Director,
                                                    Director, DLB Capital, LLC                   Boston Private Financial
                                                    (2007 to present) (private                   Holdings (2004 to present).
                                                    equity) (2006 to present).                   Chairman, Demoulas
                                                                                                 Supermarkets (1999 to present).

Richard W. Grant      Trustee      2011 to present  Retired.                            29       None
Age: 67               Chairman of                   Prior to that, attorney and
                      the Board                     partner at Morgan Lewis &
                                                    Bockius LLP (1989 to 2011)

INTERESTED TRUSTEE
Peter A. Harbeck(3)   Trustee      2004-present     President, CEO and Director,        78       None
Age: 58                                             SunAmerica (1995 to present);
                                                    Director, SunAmerica Capital
                                                    Services, Inc. ("SACS") (1993
                                                    to present); Chairman, Advisor
                                                    Group, Inc. (2004 to present).

OFFICERS
John T. Genoy         President    2007-present     Chief Financial Officer,            N/A      N/A
Age: 44                                             SunAmerica (2002 to present);
                                                    Senior Vice President,
                                                    SunAmerica (2003 to present);
                                                    Chief Operating Officer,
                                                    SunAmerica (2006 to present).

Donna M. Handel       Treasurer    2004-present     Senior Vice President,              N/A      N/A
Age: 46                                             SunAmerica (2004 to present).

Gregory N. Bressler   Secretary    2005-present     Senior Vice President and           N/A      N/A
Age: 46               and Chief                     General Counsel, SunAmerica
                      Legal                         (2005 to Present).
                      Officer

James Nichols         Vice         2006-present     Director, President and CEO,        N/A      N/A
Age: 46               President                     SACS (2006 to present); Senior
                                                    Vice President, SunAmerica
                                                    (2002 to present).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                           NUMBER OF
                      POSITION       TERM OF                                                FUNDS IN
       NAME,          HELD WITH    OFFICE AND                                             FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF             PRINCIPAL OCCUPATIONS           OVERSEEN BY
        AGE*           COMPLEX    TIME SERVED(4)           DURING PAST 5 YEARS             TRUSTEE(1)
--------------------- ----------- --------------  --------------------------------------- ------------

Katherine Stoner      Chief       June 2011 to    Vice President, SunAmerica Asset            N/A
Age: 56               Compliance  Present         Management Corp. (May 2011 to
                      Officer                     Present); Vice President, The Variable
                                                  Annuity Life Insurance Company
                                                  ("VALIC") and Western National Life
                                                  Insurance Company ("WNL") (2006 to
                                                  Present); Deputy General Counsel and
                                                  Secretary, VALIC and WNL (2007 to
                                                  Present); Vice President, VALIC
                                                  Financial Advisors, Inc. and VALIC
                                                  Retirement Services Company (2010 to
                                                  Present).

Timothy Pettee        Vice        2004-present    Chief Investment Officer, SunAmerica        N/A
Age: 54               President                   (2003 to present)

Gregory R. Kingston   Vice        2004-present    Vice President, SunAmerica (2001 to         N/A
Age: 46               President                   present)
                      and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice        2004-present    Vice President and Deputy General           N/A
Age: 59               President                   Counsel, SunAmerica (2005-present).
                      and
                      Assistant
                      Secretary

Matthew J. Hackethal  Anti-Money  2006-present    Chief Compliance Officer, SunAmerica        N/A
Age: 40               Laundering                  (2006 to present).
                      Compliance
                      Officer


       NAME,
    ADDRESS AND              OTHER DIRECTORSHIPS
        AGE*                  HELD BY TRUSTEE(2)
--------------------- -----------------------------------

Katherine Stoner      Director, American General
Age: 56               Distributors, Inc. (2006 to 2011).











Timothy Pettee        N/A
Age: 54

Gregory R. Kingston   N/A
Age: 46




Nori L. Gabert        N/A
Age: 59




Matthew J. Hackethal  N/A
Age: 40


--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (5 funds), the SunAmerica Money Market Funds (1 fund), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (7 portfolios), Anchor Series Trust, Inc. (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (38 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (21 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Trustee, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's retirement plan as discussed in Note 12 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available without charge by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2012 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2012. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2012. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2013.

During the period ended October 31, 2012, the Funds paid the following long-term capital gain dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                    QUALIFYING % FOR THE
                                      NET LONG-TERM    70% DIVIDENDS
                                      CAPITAL GAINS  RECEIVED DEDUCTION
                                      ------------- --------------------
        2020 High Watermark Fund.....  $        --          -- %
        Alternative Strategies Fund..   15,748,405           --
        Global Trends Fund...........      677,977           --
        Focused Alpha Growth Fund....           --           --
        Focused Alpha Large-Cap Fund.           --           --

For the period ended October 31, 2012, none of the dividends paid by the Funds are subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Specialty Series Funds' portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2012, Class A shares of the 2020 High Watermark Fund returned 6.96% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index/*/, which returned 9.10% for the same period.

The 2020 High Watermark Fund, pursuant to a proprietary methodology developed by the Fund's subadviser, Trajectory Asset Management LLC, seeks to provide investors with risk-controlled exposure to the S&P 500 Index+ in addition to downside protection and a target maturity. In addition, the Fund, subject to certain conditions, offers a feature that is designed to preserve principal and investment gains over the life of the Fund. It is worth noting that the proprietary methodology used by Trajectory Asset Management
LLC continued to result in a very low level of equity exposure for the 2020 High Watermark Fund for the annual period.

During the annual period, global investors remained focused on Europe, whose sovereign debt crisis was nearing its third anniversary. As the annual period began in November 2011, world markets were pressured by Standard & Poor's downgrading ratings on several large banks and by the U.S. Congressional supercommittee failing to agree on federal spending cuts. In addition, Europe's sovereign debt crisis deteriorated, weighing on investor sentiment. However, in December 2011 and into the first quarter of 2012, world markets were encouraged both by the European Central Bank's efforts to ease liquidity worries and by its agreement to write off more than 50% of the Greek government's debt. Fiscal weakness in the southern European nations subsequently threatened the stability of the European Union to send stocks plunging in May 2012. The U.S. economy and stock market rebound in the third quarter of 2012 was fueled by the U.S. Federal Reserve's commitment to maintain low interest rates and by strong fundamentals relative to the global economy. Equity markets gave up some gains in October 2012 given ongoing uncertainty in Europe and on a number of companies giving lower-than-expected earnings guidance. During the annual period, 10-year Treasuries posted a 7.37% return, as measured by the Citigroup 10-Year Treasury Index.+

The Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index had considerable exposure to equity markets during the annual period (44.4% as of November 1, 2012), while, as mentioned above, the Fund had very little exposure to equity markets during the same 12-month period. (The Fund's minimal equity exposure was implemented through S&P 500 Index futures.) The return of the benchmark, therefore, partially reflected the strong performance of equity markets during the annual period, while the performance of the Fund, with nearly all of its assets invested in cash and U.S. government securities, was largely driven by the performance of the U.S. government bond market, which advanced on an absolute basis but lagged the equity markets on a relative basis. Further hampering the Fund's relative results was the fact that while the Fund's exposure to fixed income markets during the annual period was derived primarily through U.S. Treasury securities, the benchmark's fixed income exposure derives not only from government securities but also from corporate bonds and mortgage-backed securities. Corporate bonds and mortgage-backed securities outperformed U.S. Treasury securities during the annual period.

--------
Past performance is no guarantee of future results.

* The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index. You may not invest directly in the Dow Jones U.S. Target Maturity 2020 Index and, unlike the Fund, benchmarks do not incur fees and expenses.

+ The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The CITIGROUP 10-YEAR TREASURY INDEX is an unmanaged index that computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $12,792. The same amount invested in securities mirroring the performance of the Dow Jones Target Maturity 2020 Index would be valued at $16,409.

                                    [CHART]

                            2020              Dow Jones
                        High Watermark     Target Maturity
                         Fund Class A#       2020 Index
                       ---------------     ---------------
6/24/2004                   9,425              10,000.00
6/30/2004                   9,444              10,063.76
7/31/2004                   9,246               9,799.36
8/31/2004                   9,425               9,863.4
9/30/2004                   9,529              10,049.22
10/31/2004                  9,698              10,203.4
11/30/2004                  9,896              10,544.17
12/31/2004                 10,274              10,838.41
1/31/2005                  10,217              10,643.5
2/28/2005                  10,283              10,782.18
3/31/2005                  10,055              10,641.54
4/30/2005                  10,084              10,471.26
5/31/2005                  10,521              10,828.44
6/30/2005                  10,607              10,971.78
7/31/2005                  10,711              11,294.66
8/31/2005                  10,806              11,285.58
9/30/2005                  10,645              11,307.06
10/31/2005                 10,321              11,101.99
11/30/2005                 10,654              11,427.72
12/31/2005                 10,802              11,494.16
1/31/2006                  10,938              11,833.45
2/28/2006                  10,986              11,831.86
3/31/2006                  10,821              11,966.53
4/30/2006                  10,772              11,993.14
5/31/2006                  10,442              11,717.84
6/30/2006                  10,471              11,741.2
7/31/2006                  10,607              11,706.04
8/31/2006                  10,977              11,947.29
9/30/2006                  11,317              12,105.98
10/31/2006                 11,638              12,399.63
11/30/2006                 11,949              12,654.94
12/31/2006                 11,893              12,661.2
1/31/2007                  11,957              12,838.57
2/28/2007                  11,914              12,864.18
3/31/2007                  11,904              12,938.32
4/30/2007                  12,356              13,223.97
5/31/2007                  12,549              13,503.83
6/30/2007                  12,226              13,343.7
7/31/2007                  12,022              13,052.5
8/31/2007                  12,248              13,193.09
9/30/2007                  12,646              13,458.11
10/31/2007                 12,905              13,659.6
11/30/2007                 12,700              13,341.79
12/31/2007                 12,524              13,302.97
1/31/2008                  11,950              12,936.5
2/29/2008                  11,676              12,719.82
3/31/2008                  11,616              12,667.55
4/30/2008                  11,831              13,060.83
5/31/2008                  11,831              13,264.16
6/30/2008                  11,174              12,603.77
7/31/2008                  11,031              12,579.54
8/31/2008                  11,318              12,808.76
9/30/2008                  10,578              11,969.19
10/31/2008                  9,240              10,534.38
11/30/2008                  9,778              10,245.23
12/31/2008                 10,435              10,601.23
1/31/2009                   9,826              10,135.55
2/28/2009                   9,778               9,576.05
3/31/2009                  10,240              10,030.66
4/30/2009                   9,851              10,768.32
5/31/2009                   9,631              11,066.40
6/30/2009                   9,680              11,134.47
7/31/2009                   9,717              11,702.30
8/31/2009                   9,863              12,014.33
9/30/2009                  10,058              12,372.71
10/31/2009                 10,009              12,165.17
11/30/2009                 10,191              12,528.54
12/31/2009                  9,737              12,720.61
1/31/2010                   9,935              12,612.98
2/28/2010                   9,972              12,870.63
3/31/2010                   9,811              13,273.05
4/30/2010                   9,985              13,549.70
5/31/2010                  10,270              13,116.01
6/30/2010                  10,641              12,858.95
7/31/2010                  10,728              13,347.68
8/31/2010                  11,199              13,147.37
9/30/2010                  11,174              13,757.90
10/31/2010                 11,100              14,014.64
11/30/2010                 11,038              14,069.14
12/31/2010                 10,557              14,430.68
1/31/2011                  10,557              14,563.01
2/28/2011                  10,544              14,846.11
3/31/2011                  10,532              14,922.68
4/30/2011                  10,671              15,220.52
5/31/2011                  10,962              15,260.80
6/30/2011                  10,861              15,105.04
7/31/2011                  11,240              15,050.55
8/31/2011                  11,885              14,734.30
9/30/2011                  12,188              14,233.99
10/31/2011                 11,960              15,040.30
11/30/2011                 12,125              14,982.62
12/31/2011                 12,341              15,096.93
1/31/2012                  12,470              15,566.87
2/29/2012                  12,341              15,880.35
3/31/2012                  12,109              16,034.49
4/30/2012                  12,418              16,076.43
5/31/2012                  12,792              15,649.78
6/30/2012                  12,728              15,923.50
7/31/2012                  12,908              16,080.28
8/31/2012                  12,870              16,309.34
9/30/2012                  12,844              16,499.80
10/31/2012                 12,792              16,408.76


                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      0.78%     6.96%    5.22%     6.22%    7.47%     7.47%
--------------------------------------------------------------------------
5 Year Return     -1.35%    -0.87%   -0.84%    -4.11%    0.28%     1.43%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   2.99%    35.73%    3.11%    29.12%    3.27%    28.09%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2012, the 2020 High Watermark
Class A returned 0.78%, compared to 9.10% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA ALTERNATIVE STRATEGIES FUND

For the annual period ended October 31, 2012, Class A shares of the SunAmerica Alternative Strategies Fund returned -15.28% (before maximum sales charge). The Fund underperformed the Alternative Strategies Blended Benchmark, a benchmark composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). This blended benchmark returned -3.47% for the annual period. The Fund also underperformed the S&P 500 Index, a broad-based equity market index, which returned 15.21% for the same period./*/

The Fund provides investors with exposure to commodities, hedge funds and managed futures. In pursuing these strategies, the Fund makes use of derivatives, including commodity-linked notes, hedge fund-linked notes, futures and options. The Fund may invest in futures as part of its strategy to gain commodity or hedge fund exposure and also employs futures extensively as part of its managed futures strategy. Within the Fund's managed futures strategy, the Fund may take long or short positions in futures. A long position will benefit from an increase in price of the underlying managed futures instruments, while a short position will benefit from a decrease in price of the underlying futures instruments.

During the annual period, the Fund's commodities component outperformed its blended benchmark component, however, the hedge funds and managed futures components each underperformed their respective blended benchmark components and thus detracted from the performance of the total Fund versus the blended benchmark. The Fund's underperformance versus the S&P 500 Index was due to the lower correlation between the Fund's investments and the broad equity markets. That is, the Fund and broad-based equity markets performed differently.

The commodities markets were affected during the annual period by strong refiner margins for crude oil and North Sea crude production challenges, even though U.S. crude production and U.S. natural gas production was accelerating due to shale plays. The commodities markets were also impacted by the record drought in the U.S., which dealt a blow to major agriculture commodity supplies, especially soybeans and corn, amidst a backdrop of strong Chinese demand for these agricultural commodities. At the same time, slowing Chinese economic growth created headwinds for industrial metals prices, as China remained the largest influence on this commodity market segment's balance of supply and demand.

The Fund's investments in commodity-linked notes written against the S&P GSCI Index/*/ detracted from relative returns, as the S&P GSCI Index underperformed the S&P GSCI Light Energy TR Index. Contributing to returns in the commodity component were the Fund's hedges on crude oil through the use of options and futures. The net effect of the notes and hedges was outperformance of the commodity strategy versus its blended benchmark component, the GSCI Light Energy TR Index.

The hedge fund component had a negative bias to the equity markets based on the debt crisis in Europe. This equity positioning negatively affected performance during the annual period. Rising global equity indices, supported by unprecedented measures of unconventional central bank liquidity, occurred despite a backdrop of unsupportive economic indicators, fueling the equity markets. This negative bias was expressed in the Fund's short exposure to equity index futures, especially the S&P 500, the EURO STOXX 50 and the Germany-based DAX./**/

Also, there were significant declines in volatility during the annual period, as measured by both the CBOE Volatility Index (VIX)+, a leading measure of U.S. equity market volatility, which fell from levels in the 30s to below 20 as the annual period progressed, and the VSTOXX+, the European equivalent to the VIX, which also fell as the central bank intervention and apparent near-term resolution of peripheral sovereign issues abated. Declines in volatility are often associated with an increase in equity prices. This sharp decline in volatility levels particularly hurt the Fund's hedge fund strategy during the first five months of the annual period, especially given the Fund's long exposure to both the VIX and the VSTOXX.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Overall, the managed futures component of the Fund was characterized by unprecedented human and policy involvement, which had the effect of making trends and their reversals very hard to identify. With that in mind, we saw this component primarily affected by three factors during the annual period. The first of these factors was seasonal commodity market trends and supply-side dynamics, which led to relative strength in the prices of agriculture commodities and certain energy commodities. Accordingly, the Fund's long positions in corn, platinum, and Brent crude oil aided results in this component. The second factor was rising global equity indices, driven by global liquidity measures, with conflicting signals from longer-term and shorter-term trends and periodic sharp reversals between these signals. In this case, because the equity indices were rising, the Fund's short positions in the global equity indices (in particular the S&P 500, EURO STOXX 50, and the DAX) detracted from relative performance. Third was currency market trends, which were driven by the actions of central bankers and policy makers and which were difficult to manage against varying paces of global central bank liquidity measures. Specifically, the Fund's short position in the euro during the annual period was additive to performance during the first nine months of the period, but it hurt performance in the last 3 months, due to the sharp reversal of a currency market trend.

The Fund's holdings in high quality, short-term fixed income securities also contributed to overall performance versus the blended benchmark. The Barclays U.S. 1-3 Year Government Bond Index++, which is representative of the Fund's fixed income positions, delivered a positive return of 1.40% for the twelve months ended October 31, 2012.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) LIGHT ENERGY TOTAL RETURN (TR) INDEX is a sub-index of the S&P Goldman Sachs Commodity Index (GSCI) and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities including, but not limited to, Agriculture, Energy, Non-Energy, Industrial Metals, Precious Metals, Softs and Livestock. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. The HEDGE FUND RESEARCH (HFRX) EQUAL WEIGHTED STRATEGIES INDEX is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The S&P'S DIVERSIFIED TRENDS INDICATOR ("S&P DTI") is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities. The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices.

** The EURO STOXX 50 INDEX is a market capitalization-weighted index of 50 blue chip stocks from 12 supersector leader countries that participate in the European Monetary Union: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. It is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange Traded Funds (ETF), Futures and Options, and structured products worldwide. The DAX EQUITY INDEX is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


+ The CHICAGO BOARD OPTIONS EXCHANGE (CBOE) VOLATILITY INDEX (VIX) shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of the S&P 500 Index call and put options to derive the implied volatility of a hypothetical 30-day at-the-money option. Because options are estimates of future prices, the VIX is meant to be forward looking and is used as a measure of market risk. The VIX is seen as a gauge of investor complacency or fear. A low VIX represents complacency and often signals a market top; while a high VIX represents excessive fear and is often indicative of a market bottom. As a general rule, VIX readings below 20 equate to less stressful and complacent markets. VIX readings above 30 reflect fear and uncertainty in the market. The EURO STOXX 50 VOLATILITY INDEX (VSTOXX) does not measure implied volatilities of at-the-money EURO STOXX 50 options, but the implied variance across all options of a given time to expiry. The main index VSTOXX is designed as a rolling index at a fixed 30 days to expiry that is achieved through linear interpolation of the two nearest of the eight available sub-indices. The VSTOXX and its eight sub-indices are updated every five seconds. The VSTOXX is calculated on the basis of eight expiry months with a maximum time to expiry of two years.

++ The BARCLAYS CAPITAL U.S. 1-3 YEAR GOVERNMENT BOND INDEX consists of securities in the U.S. Government Index with a maturity from 1 up to (but not including) 3 years. Securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices). Inclusions: Public obligations of the U.S. Treasury with a remaining maturity of one year or more. Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government.

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in Alternative Strategies Fund Class A shares would be valued at $8,884. The same amount invested in securities mirroring the performance of the Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)) and the S&P 500 Index would be valued at $9,680 and $15,972, respectively.

                                   [CHART]

             Alternative           SunAm Alternative
              Strategies             Strategies
                Class A            Blend - new Index        S&P 500 Index
11/4/08          9,425                  10,000                10,000
11/30/08         9,133                   9,632                 9,306
12/31/08         8,935                   9,286                 9,405
1/31/09          8,586                   9,138                 8,612
2/28/09          8,294                   8,991                 7,695
3/31/09          8,558                   8,982                 8,369
4/30/09          8,718                   8,943                 9,170
5/31/09          9,293                   9,531                 9,683
6/30/09          9,284                   9,398                 9,702
7/31/09          9,406                   9,487                10,436
8/31/09          9,425                   9,518                10,813
9/30/09          9,510                   9,620                11,217
10/31/09         9,632                   9,742                11,008
11/30/09         9,802                   9,950                11,668
12/31/09         9,771                   9,929                11,894
1/31/10          9,544                   9,574                11,466
2/28/10          9,705                   9,731                11,821
3/31/10          9,828                   9,776                12,535
4/30/10          9,942                   9,829                12,733
5/31/10          9,488                   9,426                11,716
6/30/10          9,478                   9,402                11,103
7/31/10          9,601                   9,550                11,880
8/31/10          9,478                   9,431                11,344
9/30/10          9,733                   9,805                12,356
10/31/10         9,942                  10,097                12,827
11/30/10         9,875                  10,009                12,828
12/31/10        10,223                  10,590                13,686
1/31/11         10,457                  10,752                14,010
2/28/11         10,535                  10,942                14,490
3/31/11         10,672                  11,040                14,496
4/30/11         10,837                  11,212                14,925
5/31/11         10,457                  10,908                14,756
6/30/11         10,106                  10,579                14,510
7/31/11         10,291                  10,679                14,215
8/31/11         11,237                  10,580                13,443
9/30/11         11,452                   9,885                12,498
10/31/11        10,457                  10,028                13,864
11/30/11        10,525                  10,013                13,833
12/31/11        10,270                   9,952                13,975
1/31/12          9,587                  10,054                14,601
2/29/12          9,557                  10,149                15,233
3/31/12          9,200                  10,044                15,734
4/30/12          9,180                   9,945                15,635
5/31/12          9,618                   9,581                14,695
6/30/12          9,241                   9,557                15,301
7/31/12          9,292                   9,860                15,513
8/31/12          9,261                   9,988                15,863
9/30/12          9,047                   9,918                16,273
10/31/12         8,884                   9,680                15,972

                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
  Alternative     Annual  Cumulative Annual  Cumulative Annual  Cumulative
Strategies Fund#  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -20.18%  -15.28%   -16.71%  -15.90%   -15.07%  -15.07%
--------------------------------------------------------------------------
5 Year Return         N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------
10 Year Return        N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------
Since Inception*   -2.92%   -5.74%    -2.12%   -8.19%    -1.26%   -4.92%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2012, the Alternative Strategies Fund Class A returned -20.18%, compared to -3.47% for the Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)) and 15.21% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GLOBAL TRENDS FUND

For the annual period ended October 31, 2012, Class A shares of the SunAmerica Global Trends Fund returned -4.58% (before maximum sales charge), underperforming a blended benchmark composed of 50% MSCI All Country World Index (Net) and 50% Citigroup World Government Bond Index (hedged)./*/ The blended benchmark returned 7.17% for the same annual period. The MSCI All Country World Index (Net), a broad-based equity market index, returned 8.55% for the 12 months ended October 31, 2012.

The SunAmerica Global Trends Fund is an open-end mutual fund, sub-advised by Wellington Management Company LLP. The Fund's investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each. The Fund's exposure to each of these ten asset classes will generally be between 0% and 10% of the value of the Fund's net assets, however, exposure to a particular asset class may be overweighted to up to 20%. Accordingly, the Fund's investment exposure to an asset class will fluctuate during the annual period depending on these signals.

The Fund is designed to offer diversification and reduce volatility by adjusting its exposure to the various asset classes in which it invests. During the annual period, the Fund's market positioning overall was not beneficial. While U.S., German and several other equity markets performed well, the upward path was choppy. Without a clear trend to follow in many markets, the Fund struggled. Indeed, this period of range-bound volatility has already lasted longer than most previous similarly-trendless periods. We suspect it has been lengthened in part due to extreme policy interventions by central banks.

Looking at the annual period more closely, there was rampant volatility early in the annual period. Despite such volatility, global equities finished 2011 on a strong note, as better-than-feared economic global economic data, interest rate cuts by the European Central Bank (ECB) and speculation that China would ease its monetary policy outweighed persistent uncertainty over the outcome of the Eurozone sovereign debt crisis. Global equities continued to surge during the first quarter of 2012, marking the best quarterly gain for the MSCI All Country World Index since 2009. Strong corporate earnings news, the U.S. Federal Reserve's pledge to keep short-term interest rates "exceptionally low" until at least late 2013, and the Greek debt restructuring deal buoyed investors' appetites for risk assets in the early months of 2012. However, global equities subsequently retreated during the second calendar quarter, as fear surrounding European sovereign debt once again took center stage. Growing concerns that Greece would exit the Eurozone, the specter of a banking crisis in Spain, and lackluster U.S. jobs reports underpinned a rise in risk aversion among investors in the spring months. Toward the end of the annual period, fiscal markets resumed their ascent, led higher by central bank interventions around the globe. Risk asset performance surged after ECB President Mario Draghi revealed a comprehensive plan in September to support struggling sovereigns. Additionally, the U.S. Federal Reserve's announcement of a third round of quantitative easing, dubbed QE3, was well received by the equity markets, boosting stock prices.

Most spread, or non-U.S. Treasury, segments of the fixed income market outperformed duration-equivalent U.S. Treasuries in the last several months of the annual period. Core government bond yields rose, as positive economic data in the U.S. pushed investors toward more risky assets. Peripheral European sovereign spreads and credit spreads continued to tighten. (The term "spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.) Additionally, currency markets responded to the aggressive central bank actions, as most major currencies strengthened relative to the U.S. dollar.

Commodity markets were mixed during the annual period. In aggregate, the Fund's exposure to commodities was the largest detractor from its returns. More specifically, the Fund's exposure to silver detracted the most from performance. Weak demand in areas that are cyclically sensitive and waning inflation fears posed headwinds for silver. The Fund's exposure to sugar also detracted from its

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

performance as strong runs during the summer continued to correct. A Fund exposure to corn aided results, as dry weather in the U.S. Midwest drastically reduced U.S. corn production, which pushed corn prices higher.

The Fund's allocation to developed equities detracted from its returns, with the exception of its position in German equities. The Fund maintained a full allocation (approximately 12%) to U.S. equities for most, but not all, of the annual period, as the upward path in prices was a choppy one, and the market struggled to establish a clear trend. As a result, the Fund participated in a few short-term corrections and missed a few strong reversals, which resulted in the U.S. equity exposure detracting from relative results during the annual period as a whole. Like the U.S. equity markets, U.K. equities were up for the annual period overall, but the upward move lacked a clear trend. The Fund's positioning within U.K. equities thus similarly detracted from its performance. In the latter months of the annual period, Germany was the best performing market in Europe, fueled by strong export data from the emerging markets. The German equity market exhibited a strong trend and maintained price levels above the 180-day moving average for a sustained span. As a result, our investment process was able to capture these positive returns, and the Fund's positioning within German equities contributed positively to its performance.

The Fund benefited from the timing of its exposure in both Hong Kong and South Korean equities. In the latter months of the annual period, the Hong Kong equity market was a particularly strong performer, led by property and commodity-related stocks, as investors speculated that QE3 would boost asset prices. As in the case of German equities, our models detected the positive trends in these markets and positioned the Fund to participate in the upward trends.

The Fund's exposure to both U.S. and non-U.S. fixed income markets proved effective through much of the annual period as bond yields fell in both Germany and the U.S. However, during the final months of the annual period, government bond markets responded to the aggressive central bank rhetoric and policy announcements, causing bond prices to move down and yields to rise in core areas, as investors moved into risk assets. In turn, for the annual period overall, the Fund's exposure to U.S. Treasuries contributed positively to its results, while positioning in German bunds detracted.

The Fund utilizes forward currency contracts to gain exposure to emerging market currencies. During the annual period, emerging market currencies weighed negatively on performance, as the Fund's tactical exposure to the Brazilian real, Polish zloty and Mexican peso detracted from its results.


--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
(ACWI) (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI) (HEDGED) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Global Trends Fund Class A shares would be valued at $9,261. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI All Country World Index (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)) and the MSCI All Country World Index (net) would be valued at $10,615 and $10,268, respectively.

                                   [CHART]

               SunAm Global          SunAmerica Global
              Trends Blended            Trends Fund
                  Index                  Class A#             MSCI ACWI (Net)
6/15/11           10,000                    9,422                  10,000
6/30/11           10,159                    9,485                  10,347
7/31/11           10,122                    9,655                  10,178
8/31/11            9,846                    9,585                   9,435
9/30/11            9,435                    9,460                   8,544
10/31/11           9,904                    9,705                   9,459
11/30/11           9,742                    9,516                   9,176
12/31/11           9,816                    9,344                   9,158
1/31/12           10,135                    9,645                   9,690
2/29/12           10,399                    9,920                  10,178
3/31/12           10,420                    9,830                  10,246
4/30/12           10,391                    9,817                  10,128
5/31/12            9,995                    9,414                   9,220
6/30/12           10,223                    9,369                   9,676
7/31/12           10,345                    9,325                   9,808
8/31/12           10,463                    9,408                  10,021
9/30/12           10,644                    9,433                  10,337
10/31/12          10,615                    9,261                  10,268

                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
    Global        Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -10.05%   -4.58%   -6.02%    -5.08%   -4.40%    -4.40%
--------------------------------------------------------------------------
5 Year Return         N/A      N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return        N/A      N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   -5.42%   -1.71%   -1.90%    -2.61%   -1.07%    -1.47%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11 # For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12 month period ending October 31, 2012, the Global Trends Fund Class A returned -10.05%, compared to 7.17% for the Blended Benchmark (MSCI All Country World Index (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)) and 8.55% for the MSCI All Country World Index (net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA GROWTH FUND

(Note: In connection with the mergers described in Note 1 to the financial statements, the fiscal year end for the SunAmerica Focused Alpha Growth Fund changed from December 31 to October 31.)

For the 10 month fiscal period ended October 31, 2012 (the "reporting period"), Class A shares of the SunAmerica Focused Alpha Growth Fund returned 15.27% (before maximum sales charge), outperforming its benchmark, the Russell 3000 Growth Index/*/, which returned 13.17% for the same period.

The SunAmerica Focused Alpha Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

BELOW, TOM MARSICO, PORTFOLIO MANAGER AT MARSICO CAPITAL MANAGEMENT, LLC, DISCUSSES MARSICO'S PORTION OF THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

The reporting period was extremely volatile due in large part to news flow coming out of Europe. In most cases, market moves had little to do with company fundamentals and were heavily dependent instead on how European authorities responded to the European Union's sovereign debt crisis. Throughout, investor psychology remained fragile and Euro-centric, responding in highly volatile fashion to both "good news," such as progress regarding resolution to the sovereign debt problem, and "bad news," including stalled economic growth, higher credit and liquidity spreads, unsuccessful bond auctions in Italy and Spain and the ongoing specter of Greek debt default, all emanating from the European Union.

Even amidst such a backdrop of volatility, our portion of the Fund outperformed the Russell 3000 Growth Index during the reporting period, with stock selection contributing positively to relative results.

Stock selection in the retailing industry of the Consumer Discretionary sector helped most, with positions in home improvement retailer Home Depot and global travel services company priceline.com among the top individual contributors to performance. In the capital goods industry of the Industrials sector, a position in internal combustion engine manufacturer Cummins boosted relative results. From an individual security perspective, a position in computers and personal electronic device manufacturing giant Apple of the technology hardware and equipment industry of the Information Technology sector emerged as the greatest contributor to results during the reporting period.

Only partially offsetting these contributors was positioning in the Health Care sector, where a position in pharmaceuticals company Bristol-Myers Squibb particularly disappointed. In Telecommunication Services, a position in wireless communication and broadcast tower operator American Tower detracted from results. In the Energy sector, a position in oilfield services company Halliburton weighed on performance during the reporting period. In the software and services industry of the Information Technology sector, a position in Chinese Internet search company Baidu proved to be a significant detractor from our portion of the Fund's results. Holdings in the consumer services and consumer durables and apparel industries of the Consumer Discretionary sector also hampered returns. Specifically, a position in hotel/casino operator Wynn Resorts emerged as the greatest individual detractor from results during the reporting period. A position in athletics apparel and products company Nike also detracted from our portion of the Fund's performance.

Sector allocation overall contributed positively to relative results as well. While sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund did benefit from an overweighted position in the strongly performing Consumer Discretionary sector and from changing allocation to the Energy Sector as market conditions shifted. Having underweighted allocations to Telecommunication Services and Health Care, which each significantly outpaced the Russell 3000 Growth Index during the reporting period, detracted.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


BELOW, RON BARON, PORTFOLIO MANAGER AT BAMCO, INC., DISCUSSES BAMCO'S PORTION OF THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD. BAMCO MANAGES THE SMALL/MID-CAP PORTION OF THE FUND'S PORTFOLIO.

Our portion of the Fund outperformed the Russell 3000 Growth Index during the reporting period. During the reporting period, effective stock selection contributed positively to results. Sector weightings modestly detracted. At BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process. That said, having an overweighted allocation to Utilities, which lagged the Russell 3000 Growth Index during the reporting period, and having an underweighted allocation to Information Technology, which outpaced the Russell 3000 Growth Index, detracted, more than offsetting the positive contributions made by prudent positioning in the Consumer Discretionary, Health Care and Energy sectors.

Individual stock selection within the Consumer Discretionary, Health Care and Industrials sectors proved most effective during the reporting period, contributing positively to relative results. Holdings in the Energy sector were the largest detractors from relative performance.

Within Consumer Discretionary, favorable stock selection was led by a position in performance apparel manufacturer Under Armour. Other significant contributors to relative results were holdings in specialty store Dick's Sporting Goods, the country's largest sporting goods retailer, and leisure facility Vail Resorts, the largest ski resort operator in the U.S.

Favorable stock selection in Health Care was due primarily to strong performance from AMERIGROUP, a leading Medicaid HMO.

In Industrials, favorable stock selection was led by a position in Verisk Analytics, a leading data and analytics company for the property & casualty insurance, health care and mortgage industries. Verisk Analytics dominates the insurance data and analytics spaces, maintains high margins and, more recently, began offering data solutions that help reduce fraud in the health care and credit card industries. Other contributors in the sector were two recent additions to the Fund -- Colfax, a diversified global industrial manufacturing and engineering company that provides gas and fluid handling technology products to commercial and government customers around the world, and Genesee & Wyoming, which owns and operates shortline and regional freight railroads.

Of course, there were disappointments as well. Within the Energy sector, unfavorable stock selection was largely attributable to underperformance of a position in CARBO Ceramics, a leading supplier of ceramic proppant to the oil industry. (Proppant is a key component of hydraulic fracturing.) Within the Consumer Discretionary sector, positions in global hospitality company Hyatt Hotels and Internet subscription media service company Netflix hampered relative results.


--------
Past performance is no guarantee of future results.

* The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Growth Fund Class A shares would be valued at $15,522. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $14,180.

                                    [CHART]

                     Russell 3000(R)         Focused Alpha Growth
                      Growth Index             Fund Class A/#/
                     ---------------         --------------------
7/28/2005               10,000.00                    9,423
7/31/2005                9,935.71                    9,403
8/31/2005                9,806.68                    9,250
9/30/2005                9,854.70                    9,600
10/31/2005               9,735.29                    9,334
11/30/2005              10,166.54                    9,891
12/31/2005              10,136.13                    9,920
1/31/2006               10,383.72                   10,304
2/28/2006               10,363.58                   10,274
3/31/2006               10,548.98                   10,569
4/30/2006               10,533.06                   10,574
5/31/2006               10,139.14                   10,323
6/30/2006               10,103.34                   10,398
7/31/2006                9,881.98                    9,902
8/31/2006               10,188.74                   10,278
9/30/2006               10,451.01                   10,483
10/31/2006              10,843.92                   10,901
11/30/2006              11,062.85                   11,468
12/31/2006              11,094.88                   11,642
1/31/2007               11,373.35                   12,249
2/28/2007               11,174.17                   11,653
3/31/2007               11,238.26                   11,674
4/30/2007               11,747.85                   12,023
5/31/2007               12,179.60                   12,257
6/30/2007               12,007.20                   11,918
7/31/2007               11,783.25                   11,670
8/31/2007               11,980.01                   12,089
9/30/2007               12,469.03                   13,097
10/31/2007              12,904.67                   13,786
11/30/2007              12,394.52                   13,433
12/31/2007              12,359.51                   13,118
1/31/2008               11,381.84                   12,064
2/29/2008               11,142.52                   11,285
3/31/2008               11,074.88                   11,010
4/30/2008               11,655.35                   11,811
5/31/2008               12,100.75                   12,155
6/30/2008               11,241.62                   11,382
7/31/2008               11,062.89                   11,032
8/31/2008               11,193.93                   11,370
9/30/2008                9,899.98                    9,966
10/31/2008               8,125.10                    8,530
11/30/2008               7,454.01                    7,690
12/31/2008               7,608.02                    7,730
1/31/2009                7,226.24                    7,367
2/28/2009                6,667.91                    6,821
3/31/2009                7,262.88                    7,227
4/30/2009                7,988.25                    8,100
5/31/2009                8,377.81                    8,464
6/30/2009                8,484.60                    8,318
7/31/2009                9,091.35                    9,125
8/31/2009                9,272.31                    9,311
9/30/2009                9,682.85                    9,843
10/31/2009               9,509.91                    9,594
11/30/2009              10,072.88                   10,051
12/31/2009              10,423.53                   10,397
1/31/2010                9,967.82                    9,974
2/28/2010               10,317.28                   10,349
3/31/2010               10,931.00                   11,120
4/30/2010               11,079.13                   11,406
5/31/2010               10,242.33                   10,583
6/30/2010                9,668.20                    9,968
7/31/2010               10,353.46                   10,772
8/31/2010                9,847.92                   10,374
9/30/2010               10,923.48                   11,815
10/31/2010              11,440.97                   12,390
11/30/2010              11,603.28                   12,839
12/31/2010              12,262.32                   13,744
1/31/2011               12,542.52                   13,920
2/28/2011               12,979.58                   14,609
3/31/2011               13,034.66                   15,393
4/30/2011               13,474.03                   15,999
5/31/2011               13,317.18                   15,322
6/30/2011               13,117.94                   15,295
7/31/2011               12,954.25                   15,437
8/31/2011               12,235.57                   14,504
9/30/2011               11,294.00                   12,805
10/31/2011              12,575.36                   14,137
11/30/2011              12,569.02                   13,627
12/31/2011              12,529.55                   13,467
1/31/2012               13,292.46                   14,346
2/29/2012               13,912.85                   15,219
3/31/2012               14,356.83                   15,998
4/30/2012               14,318.08                   16,042
5/31/2012               13,391.84                   14,952
6/30/2012               13,780.20                   15,190
7/31/2012               13,932.36                   15,515
8/31/2012               14,316.52                   15,638
9/30/2012               14,608.49                   15,926
10/31/2012              14,179.98                   15,522


                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Growth Fund#    Return    Return   Return   Return+   Return    Return
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      3.48%     9.80%     N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
5 Year Return      1.19%    12.59%     N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A     N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   6.24%    64.73%     N/A     8.79%      N/A     9.45%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2012, the Focused Alpha Growth Class A returned 3.48%, compared to 12.76% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

(Note: In connection with the mergers described in Note 1 to the financial statements, the fiscal year end for the SunAmerica Focused Alpha Large-Cap Fund changed from December 31 to October 31.)

For the 10 month fiscal period ended October 31, 2012 (the "reporting period"), Class A shares of the SunAmerica Focused Alpha Large-Cap Fund returned 16.17% (before maximum sales charge), outperforming its benchmark, the Russell 1000 Index/*/, which returned 14.32% for the same period.

The SunAmerica Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

BELOW, TOM MARSICO, PORTFOLIO MANAGER AT MARSICO CAPITAL MANAGEMENT, LLC, DISCUSSES MARSICO'S PORTION OF THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

The reporting period was extremely volatile due in large part to news flow coming out of Europe. In most cases, market moves had little to do with company fundamentals and were heavily dependent instead on how European authorities responded to the European Union's sovereign debt crisis. Throughout, investor psychology remained fragile and Euro-centric, responding in highly volatile fashion to both "good news," such as progress regarding resolution to the sovereign debt problem, and "bad news," including stalled economic growth, higher credit and liquidity spreads, unsuccessful bond auctions in Italy and Spain and the ongoing specter of Greek debt default, all emanating from the European Union.

Even amidst such a backdrop of volatility, our portion of the Fund outperformed the Russell 1000 Index during the reporting period, with stock selection contributing positively to relative results.

Stock selection in the retailing industry of the Consumer Discretionary sector helped most, with positions in home improvement retailer Home Depot and global travel services company priceline.com among the top individual contributors to performance. In the capital goods industry of the Industrials sector, a position in internal combustion engine manufacturer Cummins boosted relative results. From an individual security perspective, a position in computers and personal electronic device manufacturing giant Apple of the technology hardware and equipment industry of the Information Technology sector emerged as the greatest contributor to results during the reporting period.

Only partially offsetting these contributors was positioning in the Health Care sector, where a position in pharmaceuticals company Bristol-Myers Squibb particularly disappointed. In Telecommunication Services, a position in wireless communication and broadcast tower operator American Tower detracted from results. In the Energy sector, a position in oilfield services company Halliburton weighed on performance during the reporting period, emerging as the greatest individual detractor from results during the reporting period. In the software and services industry of the Information Technology sector, a position in Chinese Internet search company Baidu proved to be a significant detractor from our portion of the Fund's results. Holdings in the consumer services and consumer durables and apparel industries of the Consumer Discretionary sector also hampered returns. Specifically, positions in hotel/casino operator Wynn Resorts and athletics apparel and products company Nike detracted from our portion of the Fund's performance.

Sector allocation overall contributed positively to relative results as well. While sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund did benefit from an overweighted position in the strongly performing Consumer Discretionary sector and from changing allocation to the Energy Sector as market

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

conditions shifted. Having underweighted allocations to Telecommunication Services and Health Care, which each significantly outpaced the Russell 1000 Index during the reporting period, detracted.

EFFECTIVE JUNE 8, 2012, CHRIS LEAVY, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER OF FUNDAMENTAL EQUITY (AMERICAS) OF BLACKROCK INVESTMENT MANAGEMENT, BEGAN SERVING AS PORTFOLIO MANAGER OF BLACKROCK'S PORTION OF THE FUND, REPLACING BOB DOLL. BELOW, CHRIS LEAVY, PORTFOLIO MANAGER AT BLACKROCK INVESTMENT MANAGEMENT, DISCUSSES BLACKROCK'S PORTION OF THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD. BLACKROCK MANAGES THE LARGE-CAP VALUE PORTION OF THE FUND'S PORTFOLIO.

Our portion of the Fund outperformed the Russell 1000 Index, the Fund's benchmark, during the reporting period.

Stock selection in the Financials sector was the largest contributor to our portion of the Fund's performance during the reporting period. Strength was particularly visible in the consumer finance industry, with a position in credit card issuer Discover Financial Services having the most substantial positive impact. The company benefited during the reporting period from higher sales volumes and reduced charge-offs (i.e., a declaration that an amount of debt is unlikely to be collected). An overweighted exposure to select diversified financials also aided results. Share prices of these holdings increased during the reporting period on a combination of factors, including diminished tail risk in Europe, improvement in the U.S. housing market and better than expected capital markets activity.

Stock selection in the Energy sector also boosted relative results. In particular, a position in U.S. refiner Valero Energy was a strong contributor to our portion of the Fund's relative performance. The elevated price discount on domestic oil (as benchmarked by West Texas Intermediate, or WTI, oil) that persisted during the reporting period benefitted the U.S. refiners leveraged to the comparatively cheap crude oil compared to the more expensive international oil counterpart (as benchmarked by Brent crude oil). An exception to the generally positive contributions made by holdings within the Energy sector was a position in exploration and production company Marathon Oil, which detracted. We sold the position in Marathon Oil from our portion of the Fund by the end of reporting period.

Conversely, stock selection in the Consumer Staples sector was the largest detractor from our portion of the Fund's relative results. Weakness was most notable in the food and staples retailing industry. Specifically, our portion of the Fund had a sizable position in food retailer Kroger, whose shares declined significantly during the reporting period amid rising competitive pressures. We eliminated the position in Kroger from our portion of the Fund to end the reporting period with no exposure to the Consumer Staples sector.

Stock selection within the Consumer Discretionary sector also hampered our portion of the Fund's relative results, most notably positioning in the media industry. Within the media industry, positions in cable and satellite TV providers Comcast and DISH Network disappointed most.


--------
Past performance is no guarantee of future results.

* The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Large-Cap Fund Class A shares would be valued at $13,302. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $13,110.

                                    [CHART]

                     Russell 1000(R)Index         Focused Alpha Large-Cap
                         Growth Index                   Fund Class A/#/
                     --------------------         -----------------------
12/27/2005               10,000.00                         9,423
12/31/2005                9,942.46                         9,403
1/31/2006                10,221.21                         9,832
2/28/2006                10,244.07                         9,605
3/31/2006                10,389.10                         9,871
4/30/2006                10,513.77                         9,756
5/31/2006                10,203.31                         9,436
6/30/2006                10,216.64                         9,626
7/31/2006                10,239.06                         9,361
8/31/2006                10,484.50                         9,850
9/30/2006                10,733.34                         9,912
10/31/2006               11,097.80                        10,207
11/30/2006               11,334.42                        10,450
12/31/2006               11,479.65                        10,604
1/31/2007                11,700.74                        11,035
2/28/2007                11,499.43                        10,741
3/31/2007                11,618.80                        10,899
4/30/2007                12,107.28                        11,202
5/31/2007                12,543.38                        11,708
6/30/2007                12,303.79                        11,391
7/31/2007                11,923.74                        11,127
8/31/2007                12,086.03                        11,478
9/30/2007                12,547.56                        12,280
10/31/2007               12,766.30                        12,658
11/30/2007               12,222.07                        12,307
12/31/2007               12,142.49                        12,449
1/31/2008                11,414.54                        11,431
2/29/2008                11,065.82                        11,172
3/31/2008                10,990.84                        10,901
4/30/2008                11,548.12                        11,525
5/31/2008                11,759.89                        11,878
6/30/2008                10,783.04                        11,116
7/31/2008                10,657.65                        10,982
8/31/2008                10,804.40                        10,860
9/30/2008                 9,775.07                         9,755
10/31/2008                8,068.28                         8,334
11/30/2008                7,458.15                         7,635
12/31/2008                7,577.33                         7,849
1/31/2009                 6,958.87                         7,488
2/28/2009                 6,239.41                         6,753
3/31/2009                 6,785.12                         7,089
4/30/2009                 7,471.92                         7,554
5/31/2009                 7,885.44                         8,038
6/30/2009                 7,904.72                         7,921
7/31/2009                 8,507.96                         8,589
8/31/2009                 8,817.00                         8,757
9/30/2009                 9,174.76                         9,159
10/31/2009                8,971.96                         8,899
11/30/2009                9,500.47                         9,504
12/31/2009                9,731.76                         9,667
1/31/2010                 9,381.58                         9,294
2/28/2010                 9,690.79                         9,575
3/31/2010                10,286.25                        10,110
4/30/2010                10,476.63                        10,130
5/31/2010                 9,646.01                         9,259
6/30/2010                 9,109.02                         8,589
7/31/2010                 9,742.07                         9,285
8/31/2010                 9,306.35                         9,009
9/30/2010                10,161.41                        10,226
10/31/2010               10,556.86                        10,879
11/30/2010               10,591.29                        11,116
12/31/2010               11,298.29                        11,624
1/31/2011                11,569.99                        11,862
2/28/2011                11,972.43                        12,477
3/31/2011                12,003.38                        13,069
4/30/2011                12,364.41                        13,639
5/31/2011                12,231.77                        13,314
6/30/2011                12,017.96                        13,196
7/31/2011                11,757.15                        13,143
8/31/2011                11,080.17                        12,146
9/30/2011                10,253.40                        10,680
10/31/2011               11,402.69                        11,773
11/30/2011               11,372.78                        11,427
12/31/2011               11,467.84                        11,457
1/31/2012                12,026.71                        12,258
2/29/2012                12,554.46                        13,081
3/31/2012                12,947.30                        13,827
4/30/2012                12,872.18                        13,537
5/31/2012                12,081.16                        12,563
6/30/2012                12,543.68                        12,880
7/31/2012                12,692.46                        13,067
8/31/2012                13,000.66                        13,385
9/30/2012                13,335.06                        13,689
10/31/2012               13,109.94                        13,302

                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return    Return   Return   Return+   Return    Return
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      6.47%    12.98%     N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
5 Year Return     -0.19%     5.08%     N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A     N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   4.26%    41.17%     N/A     8.98%      N/A     9.66%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2012, the Focused Alpha Large-Cap Class A returned 6.47%, compared to 14.97% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       OTHER INFORMATION                          This report is submitted solely for the
 Richard W. Grant                        The most recent annual and/or quar-        general information of shareholders of
 Dr. Judith L. Craven                    terly report of Prudential Financial,      the Funds. Distribution of this report
 William F. Devin                        Inc. and Prudential Global Funding,        to persons other than shareholders of
 Stephen J. Gutman                       Inc. is available without charge by call-  the Funds is authorized only in con-
 Peter A. Harbeck                        ing (800) 858-8850.                        nection with a currently effective pro-
 William J. Shea                                                                    spectus, setting forth details of the
                                         VOTING PROXIES ON FUND PORTFOLIO           Funds, which must precede or accom-
OFFICERS                                 SECURITIES                                 pany this report.
 John T. Genoy, President and Chief      A description of the policies and proce-
   Executive Officer                     dures that the Trust uses to determine     DELIVERY OF SHAREHOLDER DOCUMENTS
 Donna M. Handel, Treasurer              how to vote proxies related to securities  The Funds have adopted a policy that
 James Nichols, Vice President           held in a Fund's portfolio, which is       allows them to send only one copy of a
 Gregory N. Bressler, Chief Legal        available in the Trust's Statement of      Fund's prospectus, proxy material,
   Officer and Secretary                 Additional Information, may be ob-         annual report and semi-annual report
 Nori L. Gabert, Vice President and      tained without charge upon request, by     (the "shareholder documents") to
   Assistant Secretary                   calling (800) 858-8850. The in-            shareholders with multiple accounts
 Katherine Stoner, Vice President and    formation is also available from the       residing at the same "household." This
   Chief Compliance Officer              EDGAR database on the U.S. Secu-           practice is called householding and
 Gregory R. Kingston, Vice President     rities and Exchange Commission's           reduces Fund expenses, which benefits
   and Assistant Treasurer               website at http://www.sec.gov.             you and other shareholders. Unless the
 Kathleen Fuentes, Assistant Secretary                                              Funds receive instructions to the con-
 John E. McLean, Assistant Secretary     PROXY VOTING RECORD ON FUND                trary, you will only receive one copy of
 Shawn Parry, Assistant Treasurer        PORTFOLIO SECURITIES                       the shareholder documents. The Funds
 Matthew J. Hackethal, Anti-Money        Information regarding how the Trust        will continue to household the share-
   Laundering Compliance Officer         voted proxies related to securities held   holder documents indefinitely, until we
                                         in the Funds during the most recent        are instructed otherwise. If you do not
INVESTMENT ADVISER                       twelve month period ended June 30 is       wish to participate in householding
 SunAmerica Asset Management Corp.       available, once filed with the U.S.        please contact Shareholder Services at
 Harborside Financial Center             Securities and Exchange Commission,        (800) 858-8850 ext. 6010 or send a
 3200 Plaza 5                            without charge, upon request, by call-     written request with your name, the
 Jersey City, NJ 07311-4992              ing (800) 858-8850 or on the U.S.          name of your fund(s) and your account
                                         Securities and Exchange Commission         number(s) to SunAmerica Mutual
DISTRIBUTOR                              website at http://www.sec.gov.             Funds c/o BFDS, P.O. Box 219186,
 SunAmerica Capital Services, Inc.                                                  Kansas City MO, 64121-9186. We
 Harborside Financial Center             DISCLOSURE OF QUARTERLY PORTFOLIO          will resume individual mailings for
 3200 Plaza 5                            HOLDINGS                                   your account within thirty (30) days of
 Jersey City, NJ 07311-4992              The Trust is required to file its com-     receipt of your request.
                                         plete schedule of portfolio holdings
SHAREHOLDER SERVICING AGENT              with the U.S. Securities and Exchange
 SunAmerica Fund Services, Inc.          Commission for its first and third fiscal
 Harborside Financial Center             quarters on Form N-Q. The Trust's
 3200 Plaza 5                            Forms N-Q are available on the U.S.
 Jersey City, NJ 07311-4992              Securities and Exchange Commission
                                         website at www.sec.gov. You can also
CUSTODIAN AND TRANSFER AGENT             review and obtain copies of the Forms
 State Street Bank and Trust Company     N-Q at the U.S. Securities and Ex-
 P.O. Box 5607                           change Commission Public Reference
 Boston, MA 02110                        Room in Washington DC (informa
                                         tion on the operation of the Public
                                         Reference Room may be obtained by
                                         calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1
                       GO TO WWW.SAFUNDS.COM

                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

[LOGO]


FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by: SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

HWANN-10/12

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2012, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of
         Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                      2011       2012
        (a) Audit Fees............................. $116,437   $152,775
        (b) Audit-Related Fees..................... $      0   $      0
        (c) Tax Fees............................... $      0   $      0
        (d) All Other Fees......................... $      0   $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2011       2012
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2011 and 2012 were $91,846 and $53,590, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2013

By:  /s/ Donna M. Handel
     --------------------------
     Donna M. Handel
     Treasurer

Date: January 8, 2013